UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Address of principal executive offices) (Zip code)

Randolph A. Stuzin, Esq.

Vice President and Assistant Secretary
Member, Chief Legal Officer of Lord, Abbett & Co. LLC

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2023

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund — Bond Debenture Portfolio

For the fiscal year ended December 31, 2023

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

46	Statement of Assets and Liabilities

47	Statement of Operations

48	Statements of Changes in Net Assets

50	Financial Highlights

52	Notes to Financial Statements

70	Report of Independent Registered Public Accounting Firm

71	Supplemental Information to Shareholders

Lord Abbett Series Fund — Bond Debenture Portfolio
Annual Report

For the fiscal year ended December 31, 2023

From left to right: Evelyn E. Guernsey, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Bond Debenture Portfolio for the fiscal year ended December 31, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2023, the Fund returned 6.55%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index,* which returned 5.53% over the same period.

Markets had to endure a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns that corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (the “Fed”) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the

1

turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

The dovish pivot by the Fed in December hinted at a potential policy easing, contributing to the market’s positive momentum and a fall in bond yields. A combination of additional factors also contributed to this positive market environment: a decline in core personal consumption expenditures (PCE) inflation, favorable Treasury refunding announcements, strong consumer resilience, and stable earnings expectations. These elements, along with a shift in market sentiment and positioning, buoyed by seasonality and increased corporate buybacks, culminated in a bullish sentiment across the equity markets.1

While there was significant rate volatility throughout the year, the 2-year Treasury yield1 moved lower from 4.42% to 4.25%, while the 10-year Treasury yield1 ended the year unchanged at 3.88%. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index* returned 5.53%, while high yield bonds2 outperformed investment grade corporate bonds3 (13.55% vs 8.52%, respectively), partially due to the higher yield and lower duration of the high yield market.

The Fund takes a flexible, multi-sector approach, which emphasizes credit sensitive sectors of the market, compared to its benchmark, which is largely comprised of U.S. Treasuries and government-related securities. Notably, the Fund’s allocation to high yield credit ultimately contributed to relative performance. This allocation outperformed the index due to a combination of tighter spreads and higher carry earned over the period. This is in contrast to the benchmark, where performance is primarily interest rate driven and offers lower yields compared to high yield credit. The Fund’s overweight to and security selection within investment grade credit also contributed to relative performance, led by the allocation to BBB credit which outperformed higher rated tiers given the greater sensitivity to movement in credit spreads. Security selection within Sovereigns was also a contributor to relative performance. The Fund was overweight countries in the Latin America region that outperformed.

Several allocations detracted from relative performance over the period, one of which was U.S. equities. While equity markets were generally positive as measured by the S&P 500, the Fund held positions in growth companies that came under pressure amid higher interest rates. Security selection with commercial mortgage-backed securities also detracted from relative performance. These were positions that underperformed due primarily to idiosyncratic reasons. Selection within agency MBS also dragged on relative performance. The Fund favored shorter duration MBS heading into the latter half of the period, which underperformed longer duration MBS given the rally in bond yields during the fourth quarter.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

* The Bloomberg U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

1

Factset.

2

As represented by the ICE BofA U.S. High Yield Constrained Index as of 12/31/2023.

3

As represented by the Bloomberg US Corp Investment Grade Index as of 12/31/2023.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Bloomberg U.S. Aggregate Bond Index and the ICE BofA U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2023

	1 Year	5 Years	10 Years
Class VC	6.55%	3.14%	3.49%

1  Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/23 – 12/31/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/23	12/31/23	7/1/23 – 12/31/23
Class VC
Actual	$1,000.00	$1,046.00	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.72	$4.53

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2023

Sector*	%**
Asset Backed Securities	3.81%
Basic Materials	3.95%
Communications	5.89%
Consumer Cyclical	12.69%
Consumer Non-cyclical	8.64%
Diversified	0.09%
Energy	13.82%
Financials	11.18%
Foreign Government	4.40%
Industrial	8.13%
Mortgage-Backed Securities	4.62%
Municipal	0.38%
Technology	5.26%
U.S. Government	11.45%
Utilities	4.67%
Repurchase Agreements	0.92%
Money Market Funds(a)	0.09%
Time Deposits(a)	0.01%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

6

Schedule of Investments

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 109.96%

ASSET-BACKED SECURITIES 4.23%

Automobiles 1.29%
Carvana Auto Receivables Trust Series NP1 2020-N1A Class E†	5.20%		7/15/2027	$1,250,000	$1,219,126
Credit Acceptance Auto Loan Trust Series 2023-3A Class A†	6.39%		8/15/2033	945,000	958,976
Exeter Automobile Receivables Trust Series 2023-5A Class B	6.58%		4/17/2028	1,815,000	1,839,307
Flagship Credit Auto Trust Series 2023-1 Class B†	5.05%		1/18/2028	425,000	420,901
Flagship Credit Auto Trust Series 2023-1 Class C†	5.43%		5/15/2029	470,000	463,537
Ford Credit Auto Lease Trust Series 2023-A Class B	5.29%		6/15/2026	1,150,000	1,145,999
Ford Credit Auto Lease Trust Series 2023-A Class C	5.54%		12/15/2026	1,385,000	1,376,714
Santander Drive Auto Receivables Trust Series 2023-1 Class C	5.09%		5/15/2030	1,740,000	1,727,364
Santander Drive Auto Receivables Trust Series 2023-3 Class C	5.77%		11/15/2030	1,900,000	1,926,132
Westlake Automobile Receivables Trust Series 2021-1A Class F†	3.91%		9/15/2027	3,118,000	3,035,223
Total					14,113,279

Credit Card 0.11%
Genesis Sales Finance Master Trust Series 2021-AA Class A†	1.20%		12/21/2026	1,298,000	1,241,994

Other 2.79%
Affirm Asset Securitization Trust Series 2023-A Class 1A†	6.61%		1/18/2028	3,245,000	3,264,862
Affirm Asset Securitization Trust Series 2023-B Class A†	6.82%		9/15/2028	1,725,000	1,751,931
AGL CLO Ltd. Series 2023-28A Class D†	10.153% (3 mo. USD Term SOFR + 4.85%	)#	1/21/2037	730,000	733,650
Arbor Realty Commercial Real Estate Notes Ltd. Series 2022-FL2 Class A†	7.212% (1 mo. USD Term SOFR + 1.85%	)#	5/15/2037	1,410,000	1,392,048
Avant Loans Funding Trust Series 2021-REV1 Class A†	1.21%		7/15/2030	415,304	412,374
Ballyrock CLO Ltd. Series 2019-1A Class A1R†	6.686% (3 mo. USD Term SOFR + 1.29%	)#	7/15/2032	450,000	448,944
Ballyrock CLO Ltd. Series 2022-20A Class BR†	7.994% (3 mo. USD Term SOFR + 2.60%	)#	7/15/2034	450,000	451,886

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Ballyrock CLO Ltd. Series 2023-25A Class C†	10.024% (3 mo. USD Term SOFR + 4.70%	)#	1/25/2036	$520,000	$519,968
Carlyle U.S. CLO Ltd. Series 2023-4A Class C†	8.174% (3 mo. USD Term SOFR + 2.80%	)#	10/25/2036	490,000	491,655
Carlyle U.S. CLO Ltd. Series 2023-5A Class D†	10.46% (3 mo. USD Term SOFR + 5.10%	)#	1/27/2036	520,000	519,965
CIFC Funding Ltd. Series 2023-3A Class A†(a)	–	(b)	1/20/2037	2,460,000	2,460,000
CIFC Funding Ltd. Series 2023-3A Class D†(a)	–	(b)	1/20/2037	760,000	760,000
Dryden 113 CLO Ltd. Series 2022-113A Class CR†	8.116% (3 mo. USD Term SOFR + 2.70%	)#	10/20/2035	540,000	542,307
Elmwood CLO VII Ltd. Series 2020-4A Class CR†	8.124% (3 mo. USD Term SOFR + 2.70%	)#	1/17/2034	470,000	472,443
Flatiron CLO 18 Ltd. Series 2018-1A Class A†	6.614% (3 mo. USD Term SOFR + 1.21%	)#	4/17/2031	1,279,824	1,280,174
GoldenTree Loan Management U.S. CLO Ltd. Series 2022-16A Class DR†	10.107% (3 mo. USD Term SOFR + 4.75%	)#	1/20/2034	720,000	723,600
Gracie Point International Funding Series 2023-1A Class A†	7.174% (90 day USD SOFR Average + 1.95%	)#	9/1/2026	1,954,904	1,952,803
Halcyon Loan Advisors Funding Ltd. Series 2017-2A Class A2†	7.364% (3 mo. USD Term SOFR + 1.96%	)#	1/17/2030	679,855	680,916
Hardee’s Funding LLC Series 2018-1A Class A2II†	4.959%		6/20/2048	562,066	540,108
Invesco U.S. CLO Ltd. Series 2023-4A Class D†	10.61% (3 mo. USD Term SOFR + 5.25%	)#	1/18/2037	680,000	679,552
Madison Park Funding XIII Ltd. Series 2014-13A Class AR2†	6.608% (3 mo. USD Term SOFR + 1.21%	)#	4/19/2030	606,499	606,158
Magnetite XXXIX Ltd. Series 2023-39A Class C†	7.935% (3 mo. USD Term SOFR + 2.55%	)#	10/25/2033	930,000	934,238
MF1 LLC Series 2022-FL9 Class A†	7.506% (1 mo. USD Term SOFR + 2.15%	)#	6/19/2037	2,620,000	2,616,959
Oaktree CLO Ltd. Series 2022-2a Class DR†(a)	–	(b)	7/15/2033	370,000	370,000
OHA Credit Funding 16 Ltd. Series 2023-16A Class C†	8.006% (3 mo. USD Term SOFR + 2.65%	)#	10/20/2036	1,300,000	1,305,159
Palmer Square CLO Ltd. Series 2023-4A Class C†	8.013% (3 mo. USD Term SOFR + 2.60%	)#	10/20/2033	810,000	812,530
SEB Funding LLC Series 2021-1A Class A2†	4.969%		1/30/2052	1,858,343	1,725,335
Sixth Street CLO XXIII Ltd. Series 2023-23A Class C†	8.072% (3 mo. USD Term SOFR + 2.70%	)#	10/23/2036	490,000	491,664

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Sunrun Demeter Issuer LLC Series 2021-2A Class A†	2.27%		1/30/2057	$1,298,091	$1,100,319
Valley Stream Park CLO Ltd. Series 2022-1A Class CR†	8.066% (3 mo. USD Term SOFR + 2.65%	)#	10/20/2034	450,000	452,114
Total					30,493,662

Rec Vehicle Loan 0.04%
Octane Receivables Trust Series 2022-2A Class A†	5.11%		2/22/2028	433,574	430,678
Total Asset-Backed Securities (cost $46,637,978)					46,279,613

				Shares

COMMON STOCKS 6.21%

Automobile Components 0.07%
Chassix Holdings, Inc.				173,592	737,767

Banks 0.58%
BankUnited, Inc.				38,898	1,261,462
First Citizens BancShares, Inc. Class A				1,830	2,596,715
Zions Bancorp NA				56,222	2,466,459
Total					6,324,636

Broadline Retail 0.30%
PDD Holdings, Inc. ADR*				22,202	3,248,375

Building Products 0.11%
Trane Technologies PLC (Ireland)(c)				4,912	1,198,037

Capital Markets 0.73%
ARES Management Corp. Class A				25,078	2,982,276
Blackstone, Inc.				8,498	1,112,558
Blue Owl Capital, Inc.				80,815	1,204,143
CME Group, Inc.				4,961	1,044,787
Tradeweb Markets, Inc. Class A				18,592	1,689,641
Total					8,033,405

Communications Equipment 0.21%
Arista Networks, Inc.*				9,865	2,323,306

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2023

Investments	Shares	Fair Value
Consumer Staples Distribution & Retail 0.20%
Casey’s General Stores, Inc.	3,888	$1,068,189
Target Corp.	7,802	1,111,161
Total		2,179,350

Electric: Utilities 0.07%
Talen Energy Supply LLC*	12,435	795,840

Electrical Equipment 0.10%
Vertiv Holdings Co. Class A	22,453	1,078,418

Electric-Generation 0.00%
Frontera Generation Holdings LLC	9,472	687

Entertainment 0.16%
Spotify Technology SA (Sweden)*(c)	9,167	1,722,571

Ground Transportation 0.10%
Uber Technologies, Inc.*	17,610	1,084,248

Health Care Providers & Services 0.10%
Molina Healthcare, Inc.*	3,191	1,152,940

Hotels, Restaurants & Leisure 0.10%
Domino’s Pizza, Inc.	2,710	1,117,143

Independent Power and Renewable Electricity Producers 0.04%
Talen Energy Corp.*	7,656	489,984

Industrial REITS 0.11%
Goodman Group(d)	70,123	1,207,298

Information Technology Services 0.30%
Gartner, Inc.*	2,416	1,089,882
Snowflake, Inc. Class A*	10,859	2,160,941
Total		3,250,823

Insurance 0.10%
Progressive Corp.	6,561	1,045,036

Interactive Media & Services 0.11%
Meta Platforms, Inc. Class A*	3,270	1,157,449

Machinery 0.17%
PACCAR, Inc.	18,851	1,840,800

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Shares	Fair Value
Miscellaneous Financials 0.04%
Utex Industries	8,205	$475,890	(e)

Office REITS 0.16%
Alexandria Real Estate Equities, Inc.	13,753	1,743,468

Oil, Gas & Consumable Fuels 0.09%
MEG Energy Corp.*(d)	54,165	967,575

Personal Care Products 0.10%
Gibson Brands Private Equity	9,449	1,110,257

Professional Services 0.30%
Booz Allen Hamilton Holding Corp.	16,674	2,132,771
Leidos Holdings, Inc.	10,454	1,131,541
Total		3,264,312

Semiconductors & Semiconductor Equipment 0.27%
Broadcom, Inc.	1,155	1,289,269
KLA Corp.	2,807	1,631,709
Total		2,920,978

Software 0.71%
Adobe, Inc.*	1,864	1,112,062
Crowdstrike Holdings, Inc. Class A*	4,224	1,078,472
Palantir Technologies, Inc. Class A*	84,721	1,454,660
ServiceNow, Inc.*	1,719	1,214,456
Synopsys, Inc.*	5,738	2,954,554
Total		7,814,204

Specialized REITS 0.10%
Equinix, Inc.	1,331	1,071,974

Specialty Retail 0.03%
Claire’s Holdings LLC	1,067	284,594

Textiles, Apparel & Luxury Goods 0.52%
Birkenstock Holding PLC (United Kingdom)*(c)(f)	27,080	1,319,608
Cie Financiere Richemont SA Class A(d)	7,879	1,088,280
Deckers Outdoor Corp.*	1,581	1,056,788
Hermes International SCA(d)	531	1,128,648
Moncler SpA(d)	18,692	1,150,854
Total		5,744,178

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2023

Investments			Shares	Fair Value
Trading Companies & Distributors 0.22%
United Rentals, Inc.			1,914	$1,097,526
Watsco, Inc.			2,962	1,269,128
Total				2,366,654

Transportation Infrastructure 0.01%
ACBL Holdings Corp.			3,684	156,570
Total Common Stocks (cost $62,582,737)				67,908,767

	Interest Rate	Maturity Date	Principal Amount

CORPORATE BONDS 72.71%

Advertising 0.07%
Clear Channel Outdoor Holdings, Inc.†	7.75%	4/15/2028	$103,000	88,905
Clear Channel Outdoor Holdings, Inc.†	9.00%	9/15/2028	632,000	659,928
Total				748,833

Aerospace/Defense 1.98%
Boeing Co.	5.15%	5/1/2030	1,000,000	1,018,575
Boeing Co.	5.805%	5/1/2050	2,273,000	2,355,400
Bombardier, Inc. (Canada)†(c)	6.00%	2/15/2028	1,052,000	1,026,205
Bombardier, Inc. (Canada)†(c)	7.125%	6/15/2026	1,418,000	1,412,670
Bombardier, Inc. (Canada)†(c)	7.50%	2/1/2029	1,724,000	1,754,063
HEICO Corp.	5.35%	8/1/2033	680,000	696,602
RTX Corp.	5.15%	2/27/2033	1,790,000	1,825,098
Spirit AeroSystems, Inc.	4.60%	6/15/2028	758,000	671,325
Spirit AeroSystems, Inc.†	9.375%	11/30/2029	984,000	1,077,996
Spirit AeroSystems, Inc.†	9.75%	11/15/2030	1,237,000	1,331,289
TransDigm, Inc.	4.625%	1/15/2029	2,887,000	2,712,337
TransDigm, Inc.	5.50%	11/15/2027	3,862,000	3,786,932
Triumph Group, Inc.†	9.00%	3/15/2028	1,855,000	1,974,824
Total				21,643,316

Agriculture 0.70%
BAT Capital Corp.	7.75%	10/19/2032	1,051,000	1,187,571
Imperial Brands Finance PLC (United Kingdom)†(c)	6.125%	7/27/2027	1,436,000	1,475,498
JT International Financial Services BV (Netherlands)†(c)	6.875%	10/24/2032	1,273,000	1,423,733
Viterra Finance BV (Netherlands)†(c)	2.00%	4/21/2026	1,082,000	1,005,085
Viterra Finance BV (Netherlands)†(c)	3.20%	4/21/2031	1,518,000	1,309,448
Viterra Finance BV (Netherlands)†(c)	5.25%	4/21/2032	1,306,000	1,273,371
Total				7,674,706

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Airlines 2.48%
Air Canada (Canada)†(c)	3.875%	8/15/2026	$2,301,000	$2,199,802
Alaska Airlines Pass-Through Trust†	4.80%	2/15/2029	1,520,492	1,479,696
American Airlines Pass-Through Trust	3.00%	4/15/2030	586,190	529,807
American Airlines, Inc.†	7.25%	2/15/2028	2,188,000	2,215,011
American Airlines, Inc.†	8.50%	5/15/2029	1,167,000	1,233,080
American Airlines, Inc./AAdvantage Loyalty IP Ltd.†	5.75%	4/20/2029	6,185,487	6,036,463
Azul Secured Finance LLP†	11.93%	8/28/2028	1,237,000	1,280,818
British Airways Pass-Through Trust (United Kingdom)†(c)	3.30%	6/15/2034	644,215	573,983
British Airways Pass-Through Trust (United Kingdom)†(c)	4.25%	5/15/2034	485,209	453,003
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%	10/20/2028	1,723,000	1,695,526
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.†	5.75%	1/20/2026	2,367,596	2,232,564
JetBlue Pass-Through Trust	2.95%	11/15/2029	826,912	710,762
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.†	6.50%	6/20/2027	1,050,000	1,053,747
United Airlines Pass-Through Trust	5.80%	7/15/2037	1,348,000	1,372,275
United Airlines Pass-Through Trust Series 2020-1 Class A	5.875%	4/15/2029	1,796,026	1,820,442
United Airlines, Inc.†	4.625%	4/15/2029	1,197,000	1,120,728
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(c)	9.50%	6/1/2028	1,413,000	1,197,570
Total				27,205,277

Auto Manufacturers 0.40%
Allison Transmission, Inc.†	3.75%	1/30/2031	2,429,000	2,148,717
Aston Martin Capital Holdings Ltd. (Jersey)†(c)	10.50%	11/30/2025	1,000,000	1,010,450
Jaguar Land Rover Automotive PLC (United Kingdom)†(c)	5.875%	1/15/2028	1,189,000	1,174,849
Total				4,334,016

Auto Parts & Equipment 0.35%
Adient Global Holdings Ltd.†	7.00%	4/15/2028	771,000	797,416
Clarios Global LP/Clarios U.S. Finance Co.†	6.75%	5/15/2028	1,057,000	1,079,028
ZF North America Capital, Inc.†	6.875%	4/14/2028	1,064,000	1,103,255
ZF North America Capital, Inc.†	7.125%	4/14/2030	759,000	809,822
Total				3,789,521

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks 4.93%
ABN AMRO Bank NV (Netherlands)†(c)	3.324% (5 yr. CMT + 1.90%	)#	3/13/2037	$1,600,000	$1,278,996
Alfa Bank AO Via Alfa Bond Issuance PLC (Ireland)(c)	5.50% (5 yr. CMT + 4.55%	# )	10/26/2031	2,645,000	–	(e)(g)
Australia & New Zealand Banking Group Ltd. (Australia)†(c)	6.742%		12/8/2032	2,525,000	2,701,914
Bank Leumi Le-Israel BM (Israel)(c)	7.129% (5 yr. CMT + 3.47%	)#	7/18/2033	1,703,000	1,676,808
Bank of Ireland Group PLC (Ireland)†(c)	2.029% (1 yr. CMT + 1.10%	)#	9/30/2027	1,201,000	1,096,625
Bank of Ireland Group PLC (Ireland)†(c)	6.253% (1 yr. CMT + 2.65%	)#	9/16/2026	1,666,000	1,685,597
Bank OZK	2.75% (3 mo. USD Term SOFR + 2.09%	)#	10/1/2031	2,182,000	1,778,224
BankUnited, Inc.	4.875%		11/17/2025	1,178,000	1,149,751
BBVA Bancomer SA†	8.45% (5 yr. CMT + 4.66%	)#	6/29/2038	1,110,000	1,184,498
BNP Paribas SA (France)†(c)	5.894% (SOFR + 1.87%	)#	12/5/2034	1,174,000	1,227,434
CaixaBank SA (Spain)†(c)	6.208% (SOFR + 2.70%	)#	1/18/2029	2,796,000	2,854,452
Danske Bank AS (Denmark)†(c)	4.298% (1 yr. CMT + 1.75%	)#	4/1/2028	1,084,000	1,051,291
Danske Bank AS (Denmark)†(c)	6.466% (1 yr. CMT + 2.10%	)#	1/9/2026	1,454,000	1,465,065
Deutsche Bank AG	6.72% (SOFR + 3.18%	)#	1/18/2029	2,168,000	2,271,616
Deutsche Bank AG	7.079% (SOFR + 3.65%	)#	2/10/2034	2,717,000	2,795,424
Fifth Third Bancorp	6.339% (SOFR + 2.34%	)#	7/27/2029	846,000	881,185
First Republic Bank	4.375%		8/1/2046	1,248,000	78,000
First Republic Bank	4.625%		2/13/2047	500,000	28,750
First-Citizens Bank & Trust Co.	6.125%		3/9/2028	2,543,000	2,589,737
Home BancShares, Inc.	3.125% (3 mo. USD Term SOFR + 1.82%	)#	1/30/2032	1,058,000	816,681
KeyBank NA	3.90%		4/13/2029	1,946,000	1,698,239
KeyBank NA	5.85%		11/15/2027	859,000	858,995
Lloyds Banking Group PLC (United Kingdom)(c)	5.871% (1 yr. CMT + 1.70%	)#	3/6/2029	1,102,000	1,129,828

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Banks (continued)
Lloyds Banking Group PLC (United Kingdom)(c)	6.949% (SOFR + 1.56%	)#	8/7/2027		$1,805,000	$1,808,218
M&T Bank Corp.	7.413% (SOFR + 2.80%	)#	10/30/2029		710,000	764,289
Macquarie Bank Ltd. (United Kingdom)(c)	6.125% (5 yr. USD Swap + 3.70%	)#	–	(h)	239,000	222,219
Manufacturers & Traders Trust Co.	4.70%		1/27/2028		1,170,000	1,137,423
Mitsubishi UFJ Financial Group, Inc. (Japan)(c)	8.20% (5 yr. CMT + 3.29%	)#	–	(h)	677,000	736,233
NatWest Group PLC (United Kingdom)(c)	7.472% (1 yr. CMT + 2.85%	)#	11/10/2026		2,111,000	2,186,495
Norinchukin Bank (Japan)†(c)	5.43%		3/9/2028		885,000	903,717
Standard Chartered PLC (United Kingdom)†(c)	7.767% (1 yr. CMT + 3.45%	)#	11/16/2028		2,298,000	2,483,381
SVB Financial Group(i)	4.25% (5 yr. CMT + 3.07%	)	–	(h)	3,922,000	38,985
UBS Group AG (Switzerland)†(c)	3.869% (3 mo. USD LIBOR + 1.41%	)#	1/12/2029		3,800,000	3,585,620
UBS Group AG (Switzerland)†(c)	9.25% (5 yr. CMT + 4.75%	)#	–	(h)	1,209,000	1,307,264
UBS Group AG (Switzerland)†(c)	9.25% (5 yr. CMT + 4.76%	)#	–	(h)	802,000	890,833
UniCredit SpA (Italy)†(c)	7.296% (5 yr. USD ICE Swap + 4.91%	)#	4/2/2034		2,274,000	2,340,780
Webster Financial Corp.	4.10%		3/25/2029		1,622,000	1,492,206
Western Alliance Bancorp	3.00% (3 mo. USD Term SOFR + 2.25%	)#	6/15/2031		1,995,000	1,740,637
Total						53,937,410

Beverages 0.48%
Bacardi Ltd.†	2.75%		7/15/2026		1,149,000	1,083,097
Bacardi Ltd.†	4.70%		5/15/2028		1,500,000	1,471,060
Bacardi Ltd./Bacardi-Martini BV†	5.25%		1/15/2029		898,000	897,596
Becle SAB de CV (Mexico)†(c)	2.50%		10/14/2031		843,000	679,108
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL (Guatemala)†(c)	5.25%		4/27/2029		1,196,000	1,124,406
Total						5,255,267

Building Materials 1.11%
Builders FirstSource, Inc.†	4.25%		2/1/2032		1,153,000	1,041,719
Builders FirstSource, Inc.†	6.375%		6/15/2032		1,079,000	1,102,991

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Building Materials (continued)
Carrier Global Corp.†	5.90%	3/15/2034	$388,000	$419,818
Carrier Global Corp.†	6.20%	3/15/2054	413,000	477,911
Emerald Debt Merger Sub LLC†	6.625%	12/15/2030	2,783,000	2,845,951
Griffon Corp.	5.75%	3/1/2028	819,000	805,720
Smyrna Ready Mix Concrete LLC†	6.00%	11/1/2028	1,190,000	1,173,393
Standard Industries, Inc.†	4.375%	7/15/2030	1,359,000	1,249,713
Summit Materials LLC/Summit Materials Finance Corp.†	7.25%	1/15/2031	808,000	851,898
Trane Technologies Financing Ltd. (Ireland)(c)	5.25%	3/3/2033	1,123,000	1,163,442
Vulcan Materials Co.	4.50%	6/15/2047	1,186,000	1,067,266
Total				12,199,822

Chemicals 1.75%
Albemarle Corp.	4.65%	6/1/2027	1,332,000	1,308,780
Ashland, Inc.†	3.375%	9/1/2031	1,306,000	1,128,022
Cabot Corp.	5.00%	6/30/2032	1,611,000	1,588,498
Celanese U.S. Holdings LLC	6.165%	7/15/2027	2,581,000	2,647,899
CF Industries, Inc.†	4.50%	12/1/2026	1,047,000	1,024,617
Ingevity Corp.†	3.875%	11/1/2028	1,275,000	1,143,385
OCI NV (Netherlands)†(c)	6.70%	3/16/2033	1,111,000	1,135,681
OCP SA (Malaysia)†(c)	3.75%	6/23/2031	2,235,000	1,927,240
Olin Corp.	5.00%	2/1/2030	1,347,000	1,286,627
Olin Corp.	5.125%	9/15/2027	522,000	506,625
Olympus Water U.S. Holding Corp.†	9.75%	11/15/2028	1,160,000	1,232,666
SCIH Salt Holdings, Inc.†	4.875%	5/1/2028	2,012,000	1,884,351
SCIH Salt Holdings, Inc.†	6.625%	5/1/2029	1,341,000	1,253,261
SK Invictus Intermediate II SARL (Luxembourg)†(c)	5.00%	10/30/2029	1,278,000	1,110,071
Total				19,177,723

Coal 0.39%
SunCoke Energy, Inc.†	4.875%	6/30/2029	1,812,000	1,632,671
Teck Resources Ltd. (Canada)(c)	3.90%	7/15/2030	1,913,000	1,776,797
Warrior Met Coal, Inc.†	7.875%	12/1/2028	849,000	845,909
Total				4,255,377

Commercial Services 1.54%
Adani Ports & Special Economic Zone Ltd. (India)(c)	4.00%	7/30/2027	825,000	735,533
Adani Ports & Special Economic Zone Ltd. (India)(c)	4.20%	8/4/2027	407,000	366,031
Allied Universal Holdco LLC/Allied Universal Finance Corp.†	6.625%	7/15/2026	672,000	669,103

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Commercial Services (continued)
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl (Luxembourg)†(c)	4.625%	6/1/2028	$1,262,000	$1,148,718
AMN Healthcare, Inc.†	4.625%	10/1/2027	882,000	835,430
Ashtead Capital, Inc.†	5.50%	8/11/2032	1,155,000	1,142,000
Ashtead Capital, Inc.†	5.55%	5/30/2033	902,000	893,339
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	5.75%	7/15/2027	1,381,000	1,340,432
Brink’s Co.†	4.625%	10/15/2027	762,000	727,094
Garda World Security Corp. (Canada)†(c)	7.75%	2/15/2028	717,000	742,546
Gartner, Inc.†	3.625%	6/15/2029	1,796,000	1,622,998
GXO Logistics, Inc.	2.65%	7/15/2031	1,389,000	1,140,849
Herc Holdings, Inc.†	5.50%	7/15/2027	703,000	694,685
Hertz Corp.	Zero Coupon	10/15/2024	987,000	24,675
Hertz Corp.†	Zero Coupon	1/15/2028	1,887,000	169,830
ITR Concession Co. LLC†	5.183%	7/15/2035	785,000	709,787
NESCO Holdings II, Inc.†	5.50%	4/15/2029	1,166,000	1,079,244
Prime Security Services Borrower LLC/Prime Finance, Inc.†	3.375%	8/31/2027	1,208,000	1,120,807
United Rentals North America, Inc.	4.875%	1/15/2028	1,715,000	1,675,572
Total				16,838,673

Computers 1.22%
Booz Allen Hamilton, Inc.	5.95%	8/4/2033	1,139,000	1,204,659
Crowdstrike Holdings, Inc.	3.00%	2/15/2029	5,172,000	4,679,789
Fortinet, Inc.	2.20%	3/15/2031	1,119,000	937,366
McAfee Corp.†	7.375%	2/15/2030	1,302,000	1,190,792
NCR Atleos Corp.†	9.50%	4/1/2029	2,085,000	2,217,128
NCR Voyix Corp.†	5.125%	4/15/2029	1,170,000	1,113,514
NetApp, Inc.	2.70%	6/22/2030	518,000	457,734
Seagate HDD Cayman (Cayman Islands)†(c)	8.25%	12/15/2029	1,034,000	1,115,957
Seagate HDD Cayman (Cayman Islands)†(c)	8.50%	7/15/2031	448,000	486,496
Total				13,403,435

Distribution/Wholesale 0.94%
American Builders & Contractors Supply Co., Inc.†	4.00%	1/15/2028	1,214,000	1,150,164
Ferguson Finance PLC (United Kingdom)†(c)	3.25%	6/2/2030	1,729,000	1,548,168
H&E Equipment Services, Inc.†	3.875%	12/15/2028	1,519,000	1,382,321
LKQ Corp.	6.25%	6/15/2033	1,344,000	1,405,592
Mitsubishi Corp. (Japan)†(c)	5.00%	7/5/2028	1,788,000	1,812,864
Ritchie Bros Holdings, Inc.†	6.75%	3/15/2028	491,000	506,134

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Distribution/Wholesale (continued)
Ritchie Bros Holdings, Inc.†	7.75%	3/15/2031	$1,087,000	$1,160,220
Windsor Holdings III LLC†	8.50%	6/15/2030	1,263,000	1,321,449
Total				10,286,912

Diversified Financial Services 1.94%
AG Issuer LLC†	6.25%	3/1/2028	1,220,000	1,214,063
Aircastle Ltd.†	6.50%	7/18/2028	1,132,000	1,155,654
Ally Financial, Inc.	6.70%	2/14/2033	2,277,000	2,282,048
Apollo Global Management, Inc.	6.375%	11/15/2033	1,175,000	1,266,462
Ares Management Corp.	6.375%	11/10/2028	1,162,000	1,219,104
Avolon Holdings Funding Ltd. (Ireland)†(c)	4.25%	4/15/2026	1,760,000	1,701,121
Azul Secured Finance LLP†	11.50%	5/28/2029	1,953,666	1,658,177
Coinbase Global, Inc.†	3.375%	10/1/2028	1,326,000	1,120,362
Global Aircraft Leasing Co. Ltd. (Cayman Islands)†(c)	6.50%	9/15/2024	1,308,996	1,206,692
Jane Street Group/JSG Finance, Inc.†	4.50%	11/15/2029	896,000	836,540
LPL Holdings, Inc.†	4.00%	3/15/2029	1,077,000	997,901
Navient Corp.	5.50%	3/15/2029	1,390,000	1,283,342
Navient Corp.	6.75%	6/15/2026	1,077,000	1,095,592
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	1,377,000	1,141,733
PennyMac Financial Services, Inc.†	7.875%	12/15/2029	1,190,000	1,226,654
Synchrony Financial	7.25%	2/2/2033	1,830,000	1,817,380
Total				21,222,825

Electric 4.52%
Ausgrid Finance Pty. Ltd. (Australia)†(c)	4.35%	8/1/2028	1,217,000	1,175,662
Calpine Corp.†	3.75%	3/1/2031	771,000	677,132
Calpine Corp.†	4.50%	2/15/2028	1,198,000	1,140,226
Calpine Corp.†	4.625%	2/1/2029	3,814,000	3,546,243
Calpine Corp.†	5.125%	3/15/2028	1,328,000	1,274,088
Clearway Energy Operating LLC†	4.75%	3/15/2028	1,380,000	1,330,574
Cleveland Electric Illuminating Co.†	3.50%	4/1/2028	1,118,000	1,047,937
Constellation Energy Generation LLC	5.60%	6/15/2042	1,031,000	1,031,874
Constellation Energy Generation LLC	5.80%	3/1/2033	1,600,000	1,682,919
Constellation Energy Generation LLC	6.25%	10/1/2039	2,067,000	2,215,830
Constellation Energy Generation LLC	6.50%	10/1/2053	768,000	867,644
FirstEnergy Corp.	4.15%	7/15/2027	2,518,000	2,423,397
Indianapolis Power & Light Co.†	5.65%	12/1/2032	969,000	1,004,215
ITC Holdings Corp.†	4.95%	9/22/2027	1,129,000	1,135,896

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Electric (continued)
Minejesa Capital BV (Netherlands)†(c)	4.625%		8/10/2030		$1,550,000	$1,474,437
Minejesa Capital BV (Netherlands)(c)	5.625%		8/10/2037		204,000	179,243
NextEra Energy Operating Partners LP†	3.875%		10/15/2026		2,267,000	2,160,168
NextEra Energy Operating Partners LP†	4.50%		9/15/2027		1,774,000	1,708,847
NRG Energy, Inc.	5.75%		1/15/2028		282,000	281,140
NRG Energy, Inc.†	7.00%		3/15/2033		826,000	874,015
NRG Energy, Inc.†	10.25% (5 yr. CMT + 5.92%	)#	–	(h)	1,456,000	1,517,270
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%		12/15/2025		88,414	88,006
Pacific Gas & Electric Co.	6.15%		1/15/2033		3,335,000	3,460,557
Palomino Funding Trust I†	7.233%		5/17/2028		2,239,000	2,360,720
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%		8/15/2028		1,173,000	1,110,414
PG&E Corp.	5.00%		7/1/2028		1,547,000	1,506,169
PG&E Corp.	5.25%		7/1/2030		1,133,000	1,094,122
Pike Corp.†	5.50%		9/1/2028		1,283,000	1,223,866
Pike Corp.†	8.625%		1/31/2031		792,000	833,256
Puget Energy, Inc.	4.10%		6/15/2030		1,000,000	917,867
Talen Energy Supply LLC†	8.625%		6/1/2030		1,237,000	1,315,274
Vistra Corp.†	7.00% (5 yr. CMT + 5.74%	)#	–	(h)	1,135,000	1,119,530
Vistra Operations Co. LLC†	4.375%		5/1/2029		3,748,000	3,502,951
Vistra Operations Co. LLC†	5.125%		5/13/2025		2,220,000	2,199,798
Total						49,481,287

Electronics 0.23%
Imola Merger Corp.†	4.75%		5/15/2029		886,000	842,895
Trimble, Inc.	6.10%		3/15/2033		1,598,000	1,711,070
Total						2,553,965

Energy-Alternate Sources 0.44%
TerraForm Power Operating LLC†	4.75%		1/15/2030		1,484,000	1,381,760
TerraForm Power Operating LLC†	5.00%		1/31/2028		1,000,000	972,213
Topaz Solar Farms LLC†	5.75%		9/30/2039		2,484,735	2,473,902
Total						4,827,875

Engineering & Construction 0.98%
Aeropuerto Internacional de Tocumen SA (Panama)†(c)	5.125%		8/11/2061		2,690,000	2,051,730
Brand Industrial Services, Inc.†	10.375%		8/1/2030		2,015,000	2,133,442
Fluor Corp.	4.25%		9/15/2028		1,862,000	1,761,537

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Engineering & Construction (continued)
Jacobs Engineering Group, Inc.	5.90%	3/1/2033		$1,087,000	$1,110,753
Jacobs Engineering Group, Inc.	6.35%	8/18/2028		1,004,000	1,049,530
MasTec, Inc.†	4.50%	8/15/2028		1,146,000	1,077,602
TAV Havalimanlari Holding AS (Turkey)†(c)	8.50%	12/7/2028		1,080,000	1,106,730
TopBuild Corp.†	4.125%	2/15/2032		451,000	401,833
Total					10,693,157

Entertainment 2.03%
AMC Entertainment Holdings, Inc.†	10.00%	6/15/2026		1,307,604	1,129,620
Boyne USA, Inc.†	4.75%	5/15/2029		1,174,000	1,105,268
Caesars Entertainment, Inc.†	4.625%	10/15/2029		1,956,000	1,766,731
Caesars Entertainment, Inc.†	7.00%	2/15/2030		1,549,000	1,589,370
Churchill Downs, Inc.†	4.75%	1/15/2028		1,787,000	1,713,770
Churchill Downs, Inc.†	5.50%	4/1/2027		1,631,000	1,615,138
Live Nation Entertainment, Inc.†	3.75%	1/15/2028		1,643,000	1,536,357
Merlin Entertainments Ltd. (United Kingdom)†(c)	5.75%	6/15/2026		1,360,000	1,347,134
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.†	4.875%	5/1/2029		1,984,000	1,847,312
Mohegan Tribal Gaming Authority†	8.00%	2/1/2026		1,980,000	1,869,991
Resorts World Las Vegas LLC/RWLV Capital, Inc.†	4.625%	4/16/2029		2,000,000	1,745,370
SeaWorld Parks & Entertainment, Inc.†	5.25%	8/15/2029		2,394,000	2,240,750
WMG Acquisition Corp.†	3.00%	2/15/2031		1,417,000	1,215,912
WMG Acquisition Corp.†	3.75%	12/1/2029		1,613,000	1,470,533
Total					22,193,256

Environmental Control 0.25%
Madison IAQ LLC†	4.125%	6/30/2028		1,677,000	1,526,306
Madison IAQ LLC†	5.875%	6/30/2029		1,372,000	1,210,534
Total					2,736,840

Food 1.44%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.50%	3/15/2029		2,486,000	2,260,152
Bellis Acquisition Co. PLC(d)	3.25%	2/16/2026	GBP	1,350,000	1,601,108
Chobani LLC/Chobani Finance Corp., Inc.†	4.625%	11/15/2028		$827,000	774,072
J M Smucker Co.	6.20%	11/15/2033		1,159,000	1,264,725
Lamb Weston Holdings, Inc.†	4.125%	1/31/2030		1,243,000	1,147,103
McCormick & Co., Inc.	4.95%	4/15/2033		1,250,000	1,255,530
Performance Food Group, Inc.†	4.25%	8/1/2029		672,000	617,039
Post Holdings, Inc.†	4.50%	9/15/2031		1,262,000	1,132,672
Post Holdings, Inc.†	4.625%	4/15/2030		2,303,000	2,120,828

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Food (continued)
Post Holdings, Inc.†	5.50%	12/15/2029	$448,000	$432,146
Smithfield Foods, Inc.†	5.20%	4/1/2029	2,021,000	1,937,193
U.S. Foods, Inc.†	4.75%	2/15/2029	1,241,000	1,179,576
Total				15,722,144

Gas 0.23%
Brooklyn Union Gas Co.†	3.407%	3/10/2026	1,368,000	1,306,148
Southwest Gas Corp.	4.05%	3/15/2032	1,247,000	1,169,339
Total				2,475,487

Hand/Machine Tools 0.30%
Regal Rexnord Corp.†	6.40%	4/15/2033	3,145,000	3,280,499

Health Care-Products 0.68%
Alcon Finance Corp.†	2.60%	5/27/2030	1,552,000	1,346,005
Bausch & Lomb Escrow Corp. (Canada)†(c)	8.375%	10/1/2028	1,066,000	1,125,899
Boston Scientific Corp.	6.50%	11/15/2035	701,000	792,871
GE HealthCare Technologies, Inc.	6.377%	11/22/2052	699,000	812,612
Medline Borrower LP†	3.875%	4/1/2029	2,370,000	2,145,689
Medline Borrower LP†	5.25%	10/1/2029	1,293,000	1,220,484
Total				7,443,560

Health Care-Services 3.52%
Catalent Pharma Solutions, Inc.†	3.125%	2/15/2029	2,959,000	2,592,824
Centene Corp.	4.625%	12/15/2029	1,807,000	1,734,688
Charles River Laboratories International, Inc.†	3.75%	3/15/2029	1,304,000	1,195,581
CHS/Community Health Systems, Inc.†	4.75%	2/15/2031	5,153,000	4,057,988
CHS/Community Health Systems, Inc.†	5.25%	5/15/2030	1,116,000	934,903
CHS/Community Health Systems, Inc.†	6.875%	4/15/2029	808,000	522,304
DaVita, Inc.†	4.625%	6/1/2030	2,012,000	1,758,236
HCA, Inc.	3.50%	9/1/2030	2,358,000	2,138,222
HCA, Inc.	5.50%	6/1/2033	1,121,000	1,139,075
HCA, Inc.	7.69%	6/15/2025	640,000	661,575
Heartland Dental LLC/Heartland Dental Finance Corp.†	8.50%	5/1/2026	1,187,000	1,175,273
IQVIA, Inc.†	6.25%	2/1/2029	745,000	778,672
LifePoint Health, Inc.†	9.875%	8/15/2030	1,137,000	1,150,463
LifePoint Health, Inc.†	11.00%	10/15/2030	1,312,000	1,383,375
Molina Healthcare, Inc.†	3.875%	11/15/2030	1,975,000	1,777,562
Molina Healthcare, Inc.†	3.875%	5/15/2032	2,065,000	1,806,676
Montefiore Obligated Group	5.246%	11/1/2048	2,454,000	1,865,475

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Health Care-Services (continued)
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%	12/1/2026	$591,000	$586,984
Select Medical Corp.†	6.25%	8/15/2026	1,056,000	1,061,960
Star Parent, Inc.†	9.00%	10/1/2030	1,879,000	1,982,539
Tenet Healthcare Corp.	4.25%	6/1/2029	1,166,000	1,086,814
Tenet Healthcare Corp.	4.375%	1/15/2030	1,319,000	1,223,794
Tenet Healthcare Corp.	6.125%	10/1/2028	3,345,000	3,338,477
Tenet Healthcare Corp.	6.125%	6/15/2030	1,286,000	1,301,865
Tenet Healthcare Corp.†	6.75%	5/15/2031	1,270,000	1,299,591
Total				38,554,916

Holding Companies-Diversified 0.10%
Benteler International AG (Austria)†(c)	10.50%	5/15/2028	1,000,000	1,054,225

Home Builders 0.22%
PulteGroup, Inc.	6.375%	5/15/2033	1,215,000	1,328,830
Toll Brothers Finance Corp.	4.35%	2/15/2028	1,144,000	1,118,939
Total				2,447,769

Home Furnishings 0.07%
Leggett & Platt, Inc.	4.40%	3/15/2029	828,000	801,397

Insurance 1.70%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	6.75%	10/15/2027	1,486,000	1,482,285
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	6.75%	4/15/2028	2,668,000	2,731,112
Arch Capital Finance LLC	4.011%	12/15/2026	1,183,000	1,149,723
Arthur J Gallagher & Co.	6.75%	2/15/2054	704,000	823,483
Athene Holding Ltd.	5.875%	1/15/2034	1,812,000	1,830,621
AXIS Specialty Finance PLC (United Kingdom)(c)	5.15%	4/1/2045	1,595,000	1,416,216
Brown & Brown, Inc.	2.375%	3/15/2031	1,807,000	1,482,720
HUB International Ltd.†	7.25%	6/15/2030	1,572,000	1,661,455
Jones Deslauriers Insurance Management, Inc. (Canada)†(c)	8.50%	3/15/2030	540,000	567,753
PartnerRe Finance B LLC	3.70%	7/2/2029	1,319,000	1,249,856
RenaissanceRe Holdings Ltd.	5.75%	6/5/2033	2,242,000	2,262,592
Selective Insurance Group, Inc.	5.375%	3/1/2049	721,000	693,934
Transatlantic Holdings, Inc.	8.00%	11/30/2039	934,000	1,211,286
Total				18,563,036

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Internet 0.51%
EquipmentShare.com, Inc.†	9.00%	5/15/2028	$2,756,000	$2,838,956
Gen Digital, Inc.†	6.75%	9/30/2027	1,126,000	1,146,216
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	5.25%	12/1/2027	574,000	562,993
Tencent Holdings Ltd. (China)†(c)	3.595%	1/19/2028	1,078,000	1,026,306
Total				5,574,471

Investment Companies 0.16%
ARES Capital Corp.	7.00%	1/15/2027	1,746,000	1,796,932

Iron-Steel 0.75%
ArcelorMittal SA (Luxembourg)(c)	6.55%	11/29/2027	2,065,000	2,169,911
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(c)	8.75%	7/15/2026	1,124,000	1,053,424
Commercial Metals Co.	4.375%	3/15/2032	791,000	710,975
Mineral Resources Ltd. (Australia)†(c)	8.50%	5/1/2030	1,798,000	1,876,646
Steel Dynamics, Inc.	3.45%	4/15/2030	1,212,000	1,119,532
U.S. Steel Corp.	6.875%	3/1/2029	1,240,000	1,270,081
Total				8,200,569

Leisure Time 2.00%
Carnival Corp.†	4.00%	8/1/2028	2,448,000	2,277,528
Carnival Corp.†	5.75%	3/1/2027	2,494,000	2,434,602
Carnival Corp.†	6.00%	5/1/2029	1,180,000	1,136,305
Carnival Holdings Bermuda Ltd.†	10.375%	5/1/2028	1,174,000	1,278,714
NCL Corp. Ltd.†	5.875%	3/15/2026	1,728,000	1,689,729
NCL Corp. Ltd.†	5.875%	2/15/2027	1,378,000	1,366,965
NCL Corp. Ltd.†	8.375%	2/1/2028	621,000	657,962
Polaris, Inc.	6.95%	3/15/2029	2,322,000	2,472,222
Royal Caribbean Cruises Ltd.†	5.50%	8/31/2026	2,000,000	1,981,546
Royal Caribbean Cruises Ltd.†	7.25%	1/15/2030	2,818,000	2,944,824
Royal Caribbean Cruises Ltd.†	9.25%	1/15/2029	1,942,000	2,090,132
Viking Cruises Ltd.†	5.875%	9/15/2027	1,354,000	1,307,795
Viking Ocean Cruises Ship VII Ltd.†	5.625%	2/15/2029	241,000	235,182
Total				21,873,506

Lodging 1.64%
Genting New York LLC/GENNY Capital, Inc.†	3.30%	2/15/2026	1,306,000	1,190,260
Hilton Domestic Operating Co., Inc.†	3.75%	5/1/2029	1,268,000	1,176,917
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030	2,488,000	2,413,825
Las Vegas Sands Corp.	3.50%	8/18/2026	1,835,000	1,750,336
Marriott International, Inc.	3.50%	10/15/2032	1,250,000	1,115,072

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Lodging (continued)
MGM China Holdings Ltd. (Macau)†(c)	5.875%	5/15/2026	$1,150,000	$1,126,699
Sands China Ltd. (Macau)(c)	3.10%	3/8/2029	2,826,000	2,466,366
Sands China Ltd. (Macau)(c)	4.625%	6/18/2030	2,240,000	2,041,160
Sands China Ltd. (Macau)(c)	5.65%	8/8/2028	1,442,000	1,430,858
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027	2,177,000	2,120,231
Wynn Macau Ltd. (Macau)†(c)	5.50%	10/1/2027	1,193,000	1,128,002
Total				17,959,726

Machinery: Construction & Mining 0.08%
Vertiv Group Corp.†	4.125%	11/15/2028	921,000	864,676

Machinery-Diversified 0.79%
Chart Industries, Inc.†	7.50%	1/1/2030	1,313,000	1,374,051
nVent Finance Sarl (Luxembourg)(c)	5.65%	5/15/2033	1,794,000	1,824,263
nVent Finance SARL (Luxembourg)(c)	2.75%	11/15/2031	1,086,000	890,090
SPX FLOW, Inc.†	8.75%	4/1/2030	874,000	875,005
TK Elevator U.S. Newco, Inc.†	5.25%	7/15/2027	2,389,000	2,348,475
Westinghouse Air Brake Technologies Corp.	3.45%	11/15/2026	1,421,000	1,360,101
Total				8,671,985

Media 2.84%
AMC Networks, Inc.	4.25%	2/15/2029	978,000	747,198
Cable One, Inc.†	4.00%	11/15/2030	1,313,000	1,064,690
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.50%	8/15/2030	1,475,000	1,331,658
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.00%	2/1/2028	1,746,000	1,671,904
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.375%	6/1/2029	3,272,000	3,088,707
CCO Holdings LLC/CCO Holdings Capital Corp.†	6.375%	9/1/2029	1,629,000	1,608,626
CCO Holdings LLC/CCO Holdings Capital Corp.†	7.375%	3/1/2031	2,658,000	2,729,737
DISH Network Corp.†	11.75%	11/15/2027	6,291,000	6,572,032
FactSet Research Systems, Inc.	3.45%	3/1/2032	1,066,000	955,518
Gray Escrow II, Inc.†	5.375%	11/15/2031	1,552,000	1,172,689
LCPR Senior Secured Financing DAC (Ireland)†(c)	6.75%	10/15/2027	1,108,000	1,086,355
News Corp.†	3.875%	5/15/2029	1,198,000	1,102,729
Nexstar Media, Inc.†	4.75%	11/1/2028	1,280,000	1,180,525
Univision Communications, Inc.†	4.50%	5/1/2029	2,508,000	2,240,604
UPC Broadband Finco BV (Netherlands)†(c)	4.875%	7/15/2031	2,867,000	2,526,744
VZ Secured Financing BV (Netherlands)†(c)	5.00%	1/15/2032	2,312,000	1,976,636
Total				31,056,352

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Metal Fabricate-Hardware 0.24%
Roller Bearing Co. of America, Inc.†	4.375%	10/15/2029	$2,799,000	$2,593,777

Mining 1.79%
Anglo American Capital PLC (United Kingdom)†(c)	5.625%	4/1/2030	1,100,000	1,117,714
FMG Resources August 2006 Pty. Ltd. (Australia)†(c)	4.375%	4/1/2031	3,505,000	3,210,909
FMG Resources August 2006 Pty. Ltd. (Australia)†(c)	6.125%	4/15/2032	2,271,000	2,290,517
Freeport Indonesia PT (Indonesia)(c)	6.20%	4/14/2052	1,729,000	1,718,194
Freeport-McMoRan, Inc.	5.40%	11/14/2034	1,782,000	1,796,338
Glencore Funding LLC†	2.50%	9/1/2030	1,404,000	1,205,661
Hecla Mining Co.	7.25%	2/15/2028	1,194,000	1,200,864
Kaiser Aluminum Corp.†	4.50%	6/1/2031	1,528,000	1,319,615
Kinross Gold Corp. (Canada)†(c)	6.25%	7/15/2033	1,800,000	1,888,293
Mirabela Nickel Ltd.	Zero Coupon	9/10/2044	15,172	—	(e)
Novelis Corp.†	4.75%	1/30/2030	2,071,000	1,950,993
WE Soda Investments Holding PLC (United Kingdom)†(c)	9.50%	10/6/2028	1,815,000	1,878,162
Total				19,577,260

Miscellaneous Manufacturing 0.09%
Hillenbrand, Inc.	3.75%	3/1/2031	1,190,000	1,031,637

Oil & Gas 10.54%
Antero Resources Corp.†	5.375%	3/1/2030	4,893,000	4,695,570
Apache Corp.	4.25%	1/15/2030	1,155,000	1,080,521
Apache Corp.	4.75%	4/15/2043	2,325,000	1,833,406
Apache Corp.	5.10%	9/1/2040	2,569,000	2,205,165
Baytex Energy Corp. (Canada)†(c)	8.50%	4/30/2030	1,680,000	1,740,094
Borr IHC Ltd./Borr Finance LLC†	10.00%	11/15/2028	2,415,000	2,523,675
Callon Petroleum Co.	6.375%	7/1/2026	2,011,000	2,007,364
Callon Petroleum Co.†	8.00%	8/1/2028	1,951,000	1,994,689
Cenovus Energy, Inc. (Canada)(c)	3.75%	2/15/2052	798,000	588,509
Cenovus Energy, Inc. (Canada)(c)	5.40%	6/15/2047	3,346,000	3,166,379
Chesapeake Energy Corp.†	6.75%	4/15/2029	2,136,000	2,158,157
CITGO Petroleum Corp.†	7.00%	6/15/2025	1,160,000	1,159,104
CITGO Petroleum Corp.†	8.375%	1/15/2029	1,426,000	1,467,568
Civitas Resources, Inc.†	8.625%	11/1/2030	999,000	1,060,505
Civitas Resources, Inc.†	8.75%	7/1/2031	1,345,000	1,433,497
CNX Resources Corp.†	7.25%	3/14/2027	1,068,000	1,079,434
Comstock Resources, Inc.†	6.75%	3/1/2029	1,713,000	1,568,718
Continental Resources, Inc.	4.375%	1/15/2028	1,437,000	1,392,487

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Continental Resources, Inc.†	5.75%	1/15/2031	$2,222,000	$2,213,459
Crescent Energy Finance LLC†	7.25%	5/1/2026	1,806,000	1,818,986
Crescent Energy Finance LLC†	9.25%	2/15/2028	1,039,000	1,078,830
Diamond Foreign Asset Co./Diamond Finance LLC (Cayman Islands)†(c)	8.50%	10/1/2030	1,058,000	1,082,807
Diamondback Energy, Inc.	3.50%	12/1/2029	1,176,000	1,092,955
Ecopetrol SA (Colombia)(c)	5.875%	5/28/2045	3,051,000	2,413,386
Encino Acquisition Partners Holdings LLC†	8.50%	5/1/2028	1,734,000	1,709,845
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	2,818,000	2,822,421
Helmerich & Payne, Inc.	2.90%	9/29/2031	1,462,000	1,229,965
Kosmos Energy Ltd.†	7.75%	5/1/2027	2,079,000	1,939,151
Matador Resources Co.	5.875%	9/15/2026	1,088,000	1,079,920
Matador Resources Co.†	6.875%	4/15/2028	2,168,000	2,201,161
MC Brazil Downstream Trading SARL (Luxembourg)†(c)	7.25%	6/30/2031	2,160,539	1,695,893
MEG Energy Corp. (Canada)†(c)	5.875%	2/1/2029	3,062,000	2,978,567
Murphy Oil Corp.	5.875%	12/1/2027	578,000	575,592
Murphy Oil Corp.	6.375%	7/15/2028	727,000	731,015
Nabors Industries, Inc.†	7.375%	5/15/2027	1,124,000	1,102,356
Noble Finance II LLC†	8.00%	4/15/2030	1,002,000	1,043,481
Occidental Petroleum Corp.	6.125%	1/1/2031	2,118,000	2,201,465
Occidental Petroleum Corp.	6.625%	9/1/2030	837,000	891,179
Occidental Petroleum Corp.	7.50%	5/1/2031	1,013,000	1,137,234
Occidental Petroleum Corp.	8.875%	7/15/2030	1,000,000	1,171,364
OQ SAOC (Oman)†(c)	5.125%	5/6/2028	1,782,000	1,765,511
Ovintiv, Inc.	6.50%	2/1/2038	1,948,000	2,012,903
Patterson-UTI Energy, Inc.	5.15%	11/15/2029	1,562,000	1,491,645
Patterson-UTI Energy, Inc.	7.15%	10/1/2033	1,203,000	1,275,633
Permian Resources Operating LLC†	5.375%	1/15/2026	1,659,000	1,638,376
Permian Resources Operating LLC†	6.875%	4/1/2027	731,000	731,299
Petroleos Mexicanos (Mexico)(c)	5.35%	2/12/2028	1,589,000	1,379,535
Petroleos Mexicanos (Mexico)(c)	10.00%	2/7/2033	2,153,000	2,164,157
Phillips 66 Co.	4.95%	12/1/2027	1,119,000	1,129,141
Precision Drilling Corp. (Canada)†(c)	6.875%	1/15/2029	1,295,000	1,250,212
Range Resources Corp.†	4.75%	2/15/2030	2,643,000	2,446,083
Range Resources Corp.	8.25%	1/15/2029	2,591,000	2,684,852
Rockcliff Energy II LLC†	5.50%	10/15/2029	1,291,000	1,221,871
Seadrill Finance Ltd.†	8.375%	8/1/2030	1,084,000	1,131,875
SM Energy Co.	6.625%	1/15/2027	4,388,000	4,367,650

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
SM Energy Co.	6.75%	9/15/2026	$527,000	$526,094
Southwestern Energy Co.	5.375%	2/1/2029	2,333,000	2,278,999
Southwestern Energy Co.	5.375%	3/15/2030	1,746,000	1,706,972
Suncor Energy, Inc. (Canada)(c)	7.15%	2/1/2032	1,408,000	1,572,043
Texaco Capital, Inc.	8.625%	11/15/2031	722,000	908,235
Transocean, Inc.†	8.75%	2/15/2030	2,869,000	2,999,699
Vermilion Energy, Inc. (Canada)†(c)	6.875%	5/1/2030	2,254,000	2,166,868
Viper Energy, Inc.†	5.375%	11/1/2027	1,751,000	1,721,333
Viper Energy, Inc.†	7.375%	11/1/2031	784,000	812,326
Vital Energy, Inc.†	7.75%	7/31/2029	1,921,000	1,838,740
Vital Energy, Inc.	9.75%	10/15/2030	1,161,000	1,204,452
Vital Energy, Inc.	10.125%	1/15/2028	3,500,000	3,599,099
Total				115,391,477

Oil & Gas Services 0.49%
Oceaneering International, Inc.	6.00%	2/1/2028	1,964,000	1,905,885
USA Compression Partners LP/USA Compression Finance Corp.	6.875%	9/1/2027	1,271,000	1,257,327
Weatherford International Ltd.†	8.625%	4/30/2030	2,101,000	2,195,469
Total				5,358,681

Packaging & Containers 1.06%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC†	3.25%	9/1/2028	444,000	388,935
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)†(c)	4.125%	8/15/2026	1,189,000	1,085,967
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)†(c)	5.25%	8/15/2027	635,000	494,055
Ball Corp.	6.875%	3/15/2028	1,541,000	1,601,973
LABL, Inc.†	6.75%	7/15/2026	989,000	962,821
LABL, Inc.†	10.50%	7/15/2027	383,000	367,747
Mauser Packaging Solutions Holding Co.†	7.875%	8/15/2026	1,904,000	1,939,378
Mauser Packaging Solutions Holding Co.†	9.25%	4/15/2027	1,124,000	1,104,487
Owens-Brockway Glass Container, Inc.†	7.25%	5/15/2031	1,087,000	1,103,457
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC†	4.00%	10/15/2027	328,000	306,885
Sealed Air Corp.†	6.875%	7/15/2033	1,060,000	1,125,514
Trivium Packaging Finance BV (Netherlands)†(c)	5.50%	8/15/2026	1,115,000	1,095,102
Total				11,576,321

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Pharmaceuticals 0.32%
BellRing Brands, Inc.†	7.00%	3/15/2030	$1,506,000	$1,559,892
Perrigo Finance Unlimited Co. (Ireland)(c)	4.65%	6/15/2030	1,197,000	1,090,322
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(c)	3.15%	10/1/2026	979,000	907,175
Total				3,557,389

Pipelines 3.13%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(c)	4.60%	11/2/2047	1,127,000	1,037,712
AI Candelaria Spain SA (Spain)†(c)	5.75%	6/15/2033	1,646,000	1,278,020
AI Candelaria Spain SA (Spain)†(c)	7.50%	12/15/2028	1,072,498	1,017,468
Cheniere Energy Partners LP	3.25%	1/31/2032	1,350,000	1,151,897
Colonial Enterprises, Inc.†	3.25%	5/15/2030	1,241,000	1,128,371
Columbia Pipelines Operating Co. LLC†	5.927%	8/15/2030	651,000	673,650
CQP Holdco LP/BIP-V Chinook Holdco LLC†	5.50%	6/15/2031	2,373,000	2,251,999
DT Midstream, Inc.†	4.30%	4/15/2032	1,293,000	1,164,049
EQM Midstream Partners LP†	6.50%	7/1/2027	1,536,000	1,564,964
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(c)	3.25%	9/30/2040	985,000	774,511
Greensaif Pipelines Bidco SARL (Luxembourg)†(c)	6.129%	2/23/2038	1,131,000	1,181,068
Hess Midstream Operations LP†	5.125%	6/15/2028	918,000	886,533
Kinder Morgan, Inc.	5.20%	6/1/2033	1,059,000	1,053,204
Magellan Midstream Partners LP	3.95%	3/1/2050	913,000	699,132
NGPL PipeCo LLC†	3.25%	7/15/2031	1,530,000	1,329,275
NGPL PipeCo LLC†	4.875%	8/15/2027	852,000	837,262
Oleoducto Central SA (Colombia)(c)	4.00%	7/14/2027	1,056,000	982,316
ONEOK, Inc.	4.45%	9/1/2049	1,063,000	893,772
ONEOK, Inc.	6.05%	9/1/2033	1,596,000	1,691,720
Sabal Trail Transmission LLC†	4.246%	5/1/2028	1,125,000	1,089,523
Venture Global Calcasieu Pass LLC†	4.125%	8/15/2031	1,293,000	1,140,796
Venture Global Calcasieu Pass LLC†	6.25%	1/15/2030	1,144,000	1,139,320
Venture Global LNG, Inc.†	8.125%	6/1/2028	659,000	666,122
Venture Global LNG, Inc.†	8.375%	6/1/2031	1,186,000	1,187,171
Venture Global LNG, Inc.†	9.50%	2/1/2029	1,243,000	1,316,078
Western Midstream Operating LP	4.05%	2/1/2030	3,702,000	3,466,295
Western Midstream Operating LP	6.35%	1/15/2029	1,053,000	1,100,422
Williams Cos., Inc.	5.65%	3/15/2033	1,485,000	1,552,225
Total				34,254,875

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Real Estate 0.34%
Cushman & Wakefield U.S. Borrower LLC†	6.75%	5/15/2028	$436,000	$434,263
Hunt Cos., Inc.†	5.25%	4/15/2029	1,866,000	1,667,145
Kennedy-Wilson, Inc.	4.75%	2/1/2030	1,087,000	882,448
Kennedy-Wilson, Inc.	5.00%	3/1/2031	954,000	758,850
Total				3,742,706

REITS 1.42%
Alexandria Real Estate Equities, Inc.	3.00%	5/18/2051	166,000	109,536
EPR Properties	3.60%	11/15/2031	330,000	274,005
EPR Properties	3.75%	8/15/2029	233,000	205,210
GLP Capital LP/GLP Financing II, Inc.	4.00%	1/15/2030	1,272,000	1,161,985
GLP Capital LP/GLP Financing II, Inc.	4.00%	1/15/2031	1,278,000	1,152,390
GLP Capital LP/GLP Financing II, Inc.	5.75%	6/1/2028	1,000,000	1,009,780
Goodman U.S. Finance Five LLC†	4.625%	5/4/2032	1,095,000	1,020,444
Rayonier LP	2.75%	5/17/2031	2,532,000	2,114,704
Retail Opportunity Investments Partnership LP	6.75%	10/15/2028	1,147,000	1,206,207
SBA Communications Corp.	3.875%	2/15/2027	2,607,000	2,505,337
Service Properties Trust	7.50%	9/15/2025	672,000	680,036
VICI Properties LP/VICI Note Co., Inc.†	4.625%	6/15/2025	1,328,000	1,305,258
VICI Properties LP/VICI Note Co., Inc.†	4.625%	12/1/2029	2,948,000	2,780,729
Total				15,525,621

Retail 2.22%
1011778 BC ULC/New Red Finance, Inc. (Canada)†(c)	4.00%	10/15/2030	1,294,000	1,162,179
1011778 BC ULC/New Red Finance, Inc. (Canada)†(c)	4.375%	1/15/2028	1,166,000	1,114,684
Advance Auto Parts, Inc.	3.50%	3/15/2032	592,000	490,172
Advance Auto Parts, Inc.	3.90%	4/15/2030	1,262,000	1,132,781
Asbury Automotive Group, Inc.†	4.625%	11/15/2029	1,710,000	1,584,693
Bath & Body Works, Inc.	5.25%	2/1/2028	1,060,000	1,049,401
Bath & Body Works, Inc.†	6.625%	10/1/2030	876,000	895,878
Dick’s Sporting Goods, Inc.	4.10%	1/15/2052	2,222,000	1,587,074
Gap, Inc.†	3.875%	10/1/2031	2,669,000	2,201,801
LBM Acquisition LLC†	6.25%	1/15/2029	1,247,000	1,114,787
Murphy Oil USA, Inc.†	3.75%	2/15/2031	1,242,000	1,082,943
Murphy Oil USA, Inc.	4.75%	9/15/2029	1,500,000	1,422,900
NMG Holding Co., Inc./Neiman Marcus Group LLC†	7.125%	4/1/2026	1,118,000	1,075,239
PetSmart, Inc./PetSmart Finance Corp.†	4.75%	2/15/2028	985,000	929,371
PetSmart, Inc./PetSmart Finance Corp.†	7.75%	2/15/2029	1,697,000	1,652,280
SRS Distribution, Inc.†	4.625%	7/1/2028	1,478,000	1,403,820

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Retail (continued)
Stonegate Pub Co. Financing 2019 PLC(d)	8.25%	7/31/2025	GBP	1,860,000	$2,323,598
Tiffany & Co.	4.90%	10/1/2044		$1,466,000	1,395,945
White Cap Buyer LLC†	6.875%	10/15/2028		686,000	664,914
Total					24,284,460

Savings & Loans 0.00%
Washington Mutual Bank/Debt not acquired by JPMorgan(i)	6.875%	6/15/2011		1,250,000	–	(e)(g)

Semiconductors 0.66%
Entegris Escrow Corp.†	4.75%	4/15/2029		1,215,000	1,171,939
Marvell Technology, Inc.	5.95%	9/15/2033		1,107,000	1,174,720
ON Semiconductor Corp.†	3.875%	9/1/2028		2,347,000	2,178,947
Qorvo, Inc.	4.375%	10/15/2029		1,083,000	1,028,698
SK Hynix, Inc. (South Korea)(c)	6.50%	1/17/2033		1,564,000	1,652,449
Total					7,206,753

Shipbuilding 0.20%
Huntington Ingalls Industries, Inc.	4.20%	5/1/2030		2,251,000	2,146,575

Software 2.02%
AthenaHealth Group, Inc.†	6.50%	2/15/2030		1,929,000	1,752,521
Clarivate Science Holdings Corp.†	4.875%	7/1/2029		1,153,000	1,083,098
Cloud Software Group, Inc.†	6.50%	3/31/2029		2,910,000	2,773,960
Cloud Software Group, Inc.†	9.00%	9/30/2029		3,442,000	3,274,419
Intuit, Inc.	5.50%	9/15/2053		1,062,000	1,162,483
MSCI, Inc.†	3.25%	8/15/2033		1,483,000	1,241,266
MSCI, Inc.†	3.875%	2/15/2031		3,447,000	3,153,645
MSCI, Inc.†	4.00%	11/15/2029		1,699,000	1,598,857
PTC, Inc.†	4.00%	2/15/2028		1,003,000	951,411
ROBLOX Corp.†	3.875%	5/1/2030		1,928,000	1,721,193
Roper Technologies, Inc.	1.75%	2/15/2031		1,352,000	1,114,292
Twilio, Inc.	3.625%	3/15/2029		757,000	691,426
Twilio, Inc.	3.875%	3/15/2031		719,000	641,718
Workday, Inc.	3.80%	4/1/2032		1,079,000	1,005,353
Total					22,165,642

Telecommunications 2.00%
Altice France SA (France)†(c)	5.50%	10/15/2029		1,383,000	1,086,187
Altice France SA (France)†(c)	8.125%	2/1/2027		2,251,000	2,076,875

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Telecommunications (continued)
Connect Finco SARL/Connect U.S. Finco LLC (Luxembourg)†(c)	6.75%		10/1/2026	$1,264,000	$1,257,534
Frontier Communications Holdings LLC†	5.875%		10/15/2027	2,402,000	2,322,569
Frontier Communications Holdings LLC†	6.75%		5/1/2029	1,249,000	1,118,165
Frontier Communications Holdings LLC†	8.75%		5/15/2030	2,295,000	2,362,722
Hughes Satellite Systems Corp.	5.25%		8/1/2026	1,111,000	978,778
Lumen Technologies, Inc.†	4.00%		2/15/2027	1,741,000	1,125,226
NTT Finance Corp. (Japan)†(c)	4.372%		7/27/2027	1,148,000	1,137,984
Sprint Capital Corp.	6.875%		11/15/2028	3,529,000	3,826,198
Vmed O2 U.K. Financing I PLC (United Kingdom)†(c)	4.25%		1/31/2031	3,935,000	3,441,077
Vmed O2 U.K. Financing I PLC (United Kingdom)†(c)	4.75%		7/15/2031	1,253,000	1,120,033
Total					21,853,348

Transportation 0.28%
Central Japan Railway Co. (Japan)†(c)	4.25%		11/24/2045	1,524,000	1,328,289
Rand Parent LLC†	8.50%		2/15/2030	777,000	743,924
XPO, Inc.†	7.125%		2/1/2032	961,000	992,431
Total					3,064,644

Trucking & Leasing 0.15%
Fortress Transportation & Infrastructure Investors LLC†	5.50%		5/1/2028	1,770,000	1,703,560
Total Corporate Bonds (cost $804,174,161)					795,835,469

FLOATING RATE LOANS(j) 3.54%

Aerospace/Defense 0.29%
Alloy Finco Ltd. 2020 USD Term Loan B2 (Jersey)(c)	12.062% (3 mo. USD Term SOFR + 6.50%	)	12/6/2024	656,228	645,728
Alloy Finco Ltd. USD Holdco PIK Term Loan 13.50% (Jersey)(c)	0.50%		3/6/2025	1,496,460	1,377,985
Bleriot U.S. Bidco, Inc. 2023 Term Loan B	9.61% (3 mo. USD Term SOFR + 4.00%	)	10/31/2028	1,142,525	1,148,541
Total					3,172,254

Automotive 0.10%
DexKo Global, Inc. 2021 USD Term Loan B	9.36% (3 mo. USD Term SOFR + 3.75%	)	10/4/2028	1,145,903	1,141,606

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Beverages 0.10%
Sunshine Investments BV 2022 USD Term Loan (Netherlands)(c)	9.63% (3 mo. USD Term SOFR + 4.25%	)	7/12/2029		$1,081,384	$1,083,579

Building Materials 0.08%
CP Atlas Buyer, Inc. 2021 Term Loan B	9.206% (1 mo. USD Term SOFR + 3.75%	)	11/23/2027		893,607	881,409

Chemicals 0.10%
Iris Holding, Inc. Term Loan	10.233% (3 mo. USD Term SOFR + 4.75%	)	6/28/2028		1,125,302	1,042,665
Commercial Services 0.10%
Mavis Tire Express Services Corp. 2021 Term Loan B	9.47% (1 mo. USD Term SOFR + 4.00%	)	5/4/2028		1,140,463	1,144,027

Construction & Engineering 0.10%
Brand Industrial Services, Inc. 2023 Term Loan B	10.877% (3 mo. USD Term SOFR + 5.50%	)	8/1/2030		1,068,146	1,064,429

Diversified Capital Goods 0.12%
CeramTec AcquiCo GmbH 2022 EUR Term Loan B(d)	7.455% (3 mo. EURIBOR + 3.50%	)	3/16/2029	EUR	1,162,111	1,276,318

Electric 0.00%
Helix Gen Funding LLC 2023 Term Loan	10.098% (3 mo. USD Term SOFR + 4.75%	)	12/31/2027		$367	368

Electric: Generation 0.32%
Astoria Energy LLC 2020 Term Loan B	8.97% (1 mo. USD Term SOFR + 3.50%	)	12/10/2027		2,126,776	2,135,336
EFS Cogen Holdings I LLC 2020 Term Loan B	9.11% (3 mo. USD Term SOFR + 3.50%	)	10/1/2027		1,161,884	1,161,814
Frontera Generation Holdings LLC 2021 2nd Lien Term Loan	–	(b)	7/28/2028		129,376	66,952
Frontera Generation Holdings LLC 2021 Term Loan	–	(b)	7/28/2026		133,293	139,958
Total						3,504,060

Entertainment 0.02%
Vue International Bidco PLC 2023 EUR PIK Term Loan 6.50%(d)	6.13% (6 mo. EURIBOR + 2.00%	)	12/31/2027	EUR	667,477	256,796

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Gas Distribution 0.10%
Freeport LNG Investments LLLP Term Loan B	9.177% (3 mo. USD Term SOFR + 3.50%	)	12/21/2028	$1,142,892	$1,144,018

Health Care Products 0.21%
Bausch & Lomb Corp. Term Loan (Canada)(c)	8.71% (3 mo. USD Term SOFR + 3.25%	)	5/10/2027	2,266,693	2,248,287

Healthcare 0.20%
Athenahealth Group, Inc. 2022 Term Loan B	8.606% (1 mo. USD Term SOFR + 3.25%	)	2/15/2029	1,072,211	1,068,994
eResearchTechnology, Inc. 2020 1st Lien Term Loan	9.97% (1 mo. USD Term SOFR + 4.50%	)	2/4/2027	1,141,913	1,142,182
Total					2,211,176

Information Technology 0.21%
Cloud Software Group, Inc. 2022 USD Term Loan B	9.948% (3 mo. USD Term SOFR + 4.50%	)	3/30/2029	1,174,859	1,150,557
Proofpoint, Inc. 1st Lien Term Loan	8.72% (1 mo. USD Term SOFR + 3.25%	)	8/31/2028	1,143,176	1,145,120
Total					2,295,677

Insurance 0.04%
USI, Inc. 2023 Acquisition Term Loan	8.598% (3 mo. USD Term SOFR + 3.25% (3 mo. USD Term SOFR + 6.50%	) )	9/27/2030	458,517	459,805

Machinery: Diversified 0.25%
CPM Holdings, Inc. 2023 Term Loan	9.843% (1 mo. USD Term SOFR + 4.50%	)	9/28/2028	398,000	399,825
LSF12 Badger Bidco LLC Term Loan B	11.356% (1 mo. USD Term SOFR + 6.00%	)	8/30/2030	1,146,011	1,145,294
SPX Flow, Inc. 2022 Term Loan	9.956% (1 mo. USD Term SOFR + 4.50%	)	4/5/2029	1,147,400	1,152,661
Total					2,697,780

Media 0.16%
Virgin Media Bristol LLC 2023 USD Term Loan Y	8.79% (6 mo. USD Term SOFR + 3.25%	)	3/31/2031	1,703,000	1,699,807

Metal Fabricate/Hardware 0.09%
Tank Holding Corp. 2022 Term Loan	11.206% (1 mo. USD Term SOFR + 5.75%	)	3/31/2028	1,034,940	993,542

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Oil & Gas 0.17%
Par Petroleum LLC 2023 Term Loan B	9.738% (3 mo. USD Term SOFR + 4.25%	)	2/28/2030	$722,690	$723,955
Parkway Generation LLC Term Loan B	10.395% (3 mo. USD Term SOFR + 4.75%	)	2/18/2029	1,011,301	975,000
Parkway Generation LLC Term Loan C	10.395% (3 mo. USD Term SOFR + 4.75%	)	2/18/2029	134,002	129,192
Total					1,828,147

Personal & Household Products 0.00%
FGI Operating Co. LLC Exit Term Loan	–	(b)	5/16/2024	79,885	10,026	(k)

Real Estate 0.02%
Cushman & Wakefield U.S. Borrower LLC 2023 Term Loan B	9.356% (1 mo. USD Term SOFR + 4.00%	)	1/31/2030	261,285	261,612

Retail 0.16%
Restoration Hardware, Inc. Term Loan B	7.97% (1 mo. USD Term SOFR + 2.50%	)	10/20/2028	1,792,484	1,748,569

Software 0.39%
Applied Systems, Inc. 2022 Extended 1st Lien Term Loan	9.848% (3 mo. USD Term SOFR + 4.50%	)	9/18/2026	1,144,399	1,151,030
Banff Merger Sub Inc 2023 USD Term Loan	–	(b)	12/2/2028	1,093,540	1,093,540
Project Alpha Intermediate Holding, Inc. 2023 1st Lien Term Loan B	10.106% (1 mo. USD Term SOFR + 4.75%	)	10/28/2030	1,833,000	1,846,555
Quartz Acquireco LLC Term Loan B	8.856% (1 mo. USD Term SOFR + 3.50%	)	6/28/2030	229,227	230,230
Total					4,321,355

Software/Services 0.21%
Peraton Corp. Term Loan B	9.206% (1 mo. USD Term SOFR + 3.75%	)	2/1/2028	2,285,122	2,293,691
Total Floating Rate Loans (cost $39,041,387)					38,781,003

FOREIGN GOVERNMENT OBLIGATIONS 4.89%

Angola 0.24%
Angola Government International Bonds(c)	9.375%		5/8/2048	3,148,000	2,627,881

Argentina 0.21%
Argentina Republic Government International Bonds(c)	0.75%	(l)	7/9/2030	5,764,869	2,326,164

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Brazil 0.20%
Brazil Notas do Tesouro Nacional(d)	10.00%		1/1/2029	BRL	11,000,000	$2,151,168

Cayman Islands 0.10%
Ivory Coast Government International Bonds(c)	6.125%		6/15/2033		$1,183,000	1,091,506

Colombia 0.16%
Colombia Government International Bonds(c)	8.00%		4/20/2033		1,575,000	1,720,727

Costa Rica 0.25%
Costa Rica Government International Bonds†(c)	7.158%		3/12/2045		2,596,000	2,762,144

Dominican Republic 0.44%
Dominican Republic International Bonds†(c)	6.00%		2/22/2033		4,891,000	4,835,976

Ecuador 0.12%
Ecuador Government International Bonds†(c)	6.00%	(l)	7/31/2030		2,898,694	1,354,586

Egypt 0.06%
Egypt Government International Bonds(c)	8.50%		1/31/2047		239,000	149,361
Egypt Government International Bonds(c)	8.50%		1/31/2047		765,000	478,079
Total						627,440

El Salvador 0.35%
El Salvador Government International Bonds(c)	8.625%		2/28/2029		4,234,000	3,810,600

Gabon 0.12%
Gabon Government International Bonds(c)	6.95%		6/16/2025		444,000	424,601
Gabon Government International Bonds(c)	6.95%		6/16/2025		954,000	912,320
Total						1,336,921

Jordan 0.15%
Jordan Government International Bonds†(c)	7.50%		1/13/2029		1,625,000	1,649,815

Kenya 0.11%
Republic of Kenya Government International Bonds(c)	7.00%		5/22/2027		1,067,000	1,003,700
Republic of Kenya Government International Bonds(c)	7.25%		2/28/2028		205,000	187,988
Total						1,191,688

Mexico 0.34%
Mexico Bonos(d)	7.50%		5/26/2033	MXN	70,000,000	3,736,576

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2023

	Interest	Maturity	Principal		Fair
Investments	Rate	Date	Amount		Value
Nigeria 0.29%
Nigeria Government International Bonds(c)	7.143%	2/23/2030		$3,077,000	$2,780,254
Nigeria Government International Bonds(c)	7.625%	11/28/2047		491,000	390,829
Total					3,171,083

Senegal 0.37%
Senegal Government International Bonds†(c)	6.25%	5/23/2033		4,458,000	3,995,349

Serbia 0.20%
Serbia International Bonds†(c)	6.25%	5/26/2028		2,144,000	2,198,983

South Africa 0.23%
Republic of South Africa Government International Bonds(c)	4.30%	10/12/2028		2,688,000	2,520,161

Sri Lanka 0.11%
Sri Lanka Government International Bonds†(c)(i)	5.875%	7/25/2022		2,340,000	1,239,030

Turkey 0.64%
Istanbul Metropolitan Municipality†(c)	10.50%	12/6/2028		1,074,000	1,142,467
Turkiye Government International Bonds(c)	5.125%	2/17/2028		4,668,000	4,458,589
Turkiye Government International Bonds(c)	9.375%	3/14/2029		1,300,000	1,440,816
Total					7,041,872

Uruguay 0.20%
Uruguay Government International Bonds(d)	9.75%	7/20/2033	UYU	82,483,888	2,137,380
Total Foreign Government Obligations (cost $52,678,676)					53,527,050

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 12.73%
Government National Mortgage Association(m)	3.00%	TBA		$7,324,000	6,636,784
Government National Mortgage Association(m)	3.50%	TBA		3,025,000	2,817,504
Government National Mortgage Association(m)	4.00%	TBA		5,624,000	5,372,342
Government National Mortgage Association(m)	4.50%	TBA		5,807,000	5,668,191
Government National Mortgage Association(m)	5.00%	TBA		17,212,000	17,097,404
Government National Mortgage Association(m)	5.50%	TBA		8,992,000	9,055,281
Government National Mortgage Association(m)	6.00%	TBA		11,801,000	11,996,885
Government National Mortgage Association(m)	6.50%	TBA		15,103,000	15,447,951
Government National Mortgage Association(m)	7.00%	TBA		10,660,000	10,954,002
Uniform Mortgage-Backed Security(m)	4.00%	TBA		3,006,000	2,845,954
Uniform Mortgage-Backed Security(m)	4.50%	TBA		3,697,000	3,586,234
Uniform Mortgage-Backed Security(m)	5.00%	TBA		1,361,000	1,369,719
Uniform Mortgage-Backed Security(m)	5.50%	TBA		13,085,000	13,181,389
Uniform Mortgage-Backed Security(m)	6.00%	TBA		15,087,000	15,362,258

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

	Interest		Maturity	Principal	Fair
Investments	Rate		Date	Amount	Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Uniform Mortgage-Backed Security(m)	6.50%		TBA	$7,063,000	$7,237,644
Uniform Mortgage-Backed Security(m)	7.00%		TBA	10,333,000	10,649,044
Total Government Sponsored Enterprises Pass-Throughs (cost $138,596,055)					139,278,586

MUNICIPAL BONDS 0.42%

Government 0.10%
Foothill-Eastern Transportation Corridor Agency CA	4.094%		1/15/2049	1,292,000	1,082,020

Miscellaneous 0.22%
Dallas Convention Center Hotel Development Corp. TX	7.088%		1/1/2042	1,210,000	1,382,494
New York City Industrial Development Agency NY†	11.00%		3/1/2029	935,000	1,060,060
Total					2,442,554

Tax Revenue 0.10%
Memphis-Shelby County Industrial Development Board Tax Allocation TN(i)	7.00%		7/1/2045	1,415,000	1,057,128	(n)
Total Municipal Bonds (cost $5,387,037)					4,581,702

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 5.13%
BBCMS Mortgage Trust Series 2019-BWAY Class A†	6.433% (1 mo. USD Term SOFR + 1.07%	)#	11/15/2034	1,750,000	1,373,518
BHMS Mortgage Trust Series 2018-ATLS Class A†	6.909% (1 mo. USD Term SOFR + 1.55%	)#	7/15/2035	2,960,000	2,939,306
BMO Mortgage Trust Series 2023-C5 Class A5	5.765%		6/15/2056	690,000	728,402
BX Commercial Mortgage Trust Series 2020-VIV4 Class A†	2.843%		3/9/2044	829,000	710,503
BX Commercial Mortgage Trust Series 2021-VOLT Class A†	6.176% (1 mo. USD Term SOFR + 0.81%	)#	9/15/2036	2,770,000	2,701,793
BX Trust Series 2021-ARIA Class A†	6.376% (1 mo. USD Term SOFR + 1.01%	)#	10/15/2036	500,000	489,292
BX Trust Series 2022-PSB Class A†	7.813% (1 mo. USD Term SOFR + 2.45%	)#	8/15/2039	983,203	987,031
CF Trust Series 2019-BOSS Class A1†	8.659% (1 mo. USD Term SOFR + 3.30%	)#	12/15/2024	1,340,000	1,286,686
CIM Trust Series 2020-J1 Class A2†	2.50%	#(o)	7/25/2050	440,999	363,785
CIM Trust Series 2021-J1 Class A1†	2.50%	#(o)	3/25/2051	453,854	374,954

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2023

	Interest		Maturity	Principal	Fair
Investments	Rate		Date	Amount	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Inc. Series 2021-INV2 Class A3A†	2.50%	#(o)	5/25/2051	$2,135,914	$1,759,173
Citigroup Mortgage Loan Trust, Inc. Series 2022-INV1 Class A3B†	3.00%	#(o)	11/27/2051	3,031,320	2,607,533
CSMC Trust Series 2021-BPNY Class A†	9.191% (1 mo. USD Term SOFR + 3.83%	)#	8/15/2026	1,960,000	1,735,163
CSMC Trust Series 2021-BRIT Class A†	8.936% (1 mo. USD Term SOFR + 3.57%	)#	5/15/2026	2,703,735	2,451,994
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-HQA3 Class M1†	6.187% (30 day USD SOFR Average + 0.85%	)#	9/25/2041	599,217	593,426
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA2 Class M1B†	7.737% (30 day USD SOFR Average + 2.40%	)#	2/25/2042	800,000	810,916
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA3 Class M1A†	7.637% (30 day USD SOFR Average + 2.30%	)#	8/25/2042	1,466,362	1,491,789
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA3 Class M1B†	8.887% (30 day USD SOFR Average + 3.55%	)#	8/25/2042	1,570,000	1,626,805
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2023-HQA3 Class M2†	8.687% (30 day USD SOFR Average + 3.35%	)#	11/25/2043	1,350,000	1,382,672
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2022-HQA2 Class M1B†	9.337% (30 day USD SOFR Average + 4.00%	)#	7/25/2042	380,000	399,200
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2023-DNA2 Class M1A†	7.437% (30 day USD SOFR Average + 2.10%	)#	4/25/2043	1,170,509	1,189,683
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2023-DNA2 Class M1B†	8.587% (30 day USD SOFR Average + 3.25%	)#	4/25/2043	2,200,000	2,295,814
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R01 Class 1B2†	11.337% (30 day USD SOFR Average + 6.00%	)#	12/25/2041	1,100,000	1,126,605
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03 Class 2M2†	9.237% (30 day USD SOFR Average + 3.90%	)#	4/25/2043	900,000	965,179

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

	Interest		Maturity	Principal	Fair
Investments	Rate		Date	Amount	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R06 Class 1M2†	8.037% (30 day USD SOFR Average + 2.70%	)#	7/25/2043	$500,000	$510,723
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R05 Class 1B1†	9.552% (30 day USD SOFR Average + 4.21%	)#	7/25/2039	930,332	966,336
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R02 Class 2M1†	6.537% (30 day USD SOFR Average + 1.20%	)#	1/25/2042	640,998	639,083
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R08 Class 1M1†	7.887% (30 day USD SOFR Average + 2.55%	)#	7/25/2042	1,013,353	1,039,933
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R01 Class 1M1†	7.737% (30 day USD SOFR Average + 2.40%	)#	12/25/2042	2,359,118	2,406,141
Flagstar Mortgage Trust Series 2021-8INV Class A3†	2.50%	#(o)	9/25/2051	532,265	439,071
GS Mortgage Securities Corp. Trust Series 2021-PJ1 Class A2†	2.50%	#(o)	6/25/2051	972,347	799,678
GS Mortgage Securities Corp. Trust Series 2021-PJ5 Class A2†	2.50%	#(o)	10/25/2051	326,539	268,959
GS Mortgage Securities Corp. Trust Series 2021-RENT Class G†	11.176% (1 mo. USD Term SOFR + 5.81%	)#	11/21/2035	98,975	10,764
GS Mortgage Securities Corp. Trust Series 2021-RSMZ Class MZ†	14.977% (1 mo. USD Term SOFR + 9.61%	)#	6/15/2026	4,000,000	40,000	(e)
GS Mortgage Securities Corp. Trust Series 2023-FUN Class A†	7.453% (1 mo. USD Term SOFR + 2.09%	)#	3/15/2028	2,090,000	2,086,315
GS Mortgage-Backed Securities Corp. Trust Series 2021-PJ6 Class A8†	2.50%	#(o)	11/25/2051	748,148	653,428
GS Mortgage-Backed Securities Trust Series 2021-PJ6 Class A2†	2.50%	#(o)	11/25/2051	1,118,428	923,940
GS Mortgage-Backed Securities Trust Series 2021-PJ7 Class A2†	2.50%	#(o)	1/25/2052	713,142	587,391
Hilton Orlando Trust Series 2018-ORL Class A†	6.429% (1 mo. USD Term SOFR + 1.07%	)#	12/15/2034	747,000	741,639

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2023

	Interest		Maturity	Principal	Fair
Investments	Rate		Date	Amount	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
HPLY Trust Series 2019-HIT Class A†	6.475% (1 mo. USD Term SOFR + 1.11%	)#	11/15/2036	$1,065,830	$1,059,480
JP Morgan Mortgage Trust Series 2020-7 Class A3†	3.00%	#(o)	1/25/2051	456,454	393,140
JP Morgan Mortgage Trust Series 2021-12 Class A3†	2.50%	#(o)	2/25/2052	568,837	467,823
JP Morgan Mortgage Trust Series 2021-7 Class A3†	2.50%	#(o)	11/25/2051	364,061	299,553
JP Morgan Mortgage Trust Series 2021-INV5 Class A2†	3.00%	#(o)	12/25/2051	413,742	342,771
JP Morgan Mortgage Trust Series 2021-INV8 Class A2†	3.00%	#(o)	5/25/2052	2,003,032	1,717,715
JP Morgan Mortgage Trust Series 2022-4 Class A2A†	3.00%	#(o)	10/25/2052	900,732	771,308
JPMorgan Chase Commercial Mortgage Securities Trust Series 2021-BOLT Class D†	12.177% (1 mo. USD Term SOFR + 6.81%	)#	8/15/2033	2,110,000	1,220,850
Life Mortgage Trust Series 2022-BMR2 Class A1†	6.657% (1 mo. USD Term SOFR + 1.30%	)#	5/15/2039	1,830,000	1,791,584
SHOW Trust Series 2022-BIZ Class A†	8.342% (1 mo. USD Term SOFR + 2.98%	)#	1/15/2027	3,850,000	3,575,315
Total Non-Agency Commercial Mortgage-Backed Securities (cost $62,076,879)					56,144,162

	Dividend
	Rate			Shares
PREFERRED STOCKS 0.10%

Transportation Infrastructure
ACBL Holdings Corp. (cost $422,600)	Zero Coupon			16,904	1,098,760
Total Long-Term Investments (cost $1,211,597,510)					1,203,435,112

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.14%

Repurchase Agreements 1.03%
Repurchase Agreement dated 12/29/2023, 5.350% due 1/2/2024 with Barclays Bank PLC collateralized by $1,037,000 of U.S. Treasury Bond at 3.500% due 2/15/2033; value: $1,019,397; proceeds: $1,000,003 (cost $999,409)	$999,409	$999,409
Repurchase Agreement dated 12/29/2023, 2.800% due 1/2/2024 with Fixed Income Clearing Corp. collateralized by $10,184,700 of U.S. Treasury Note at 4.630% due 3/15/2026; value: $10,414,070; proceeds: $10,213,047 (cost $10,209,870)	10,209,870	10,209,870
Total Repurchase Agreements (cost $11,209,279)		11,209,279

	Shares

Money Market Funds 0.10%
Fidelity Government Portfolio(p) (cost $1,127,569)	1,127,569	1,127,569

Time Deposits 0.01%
CitiBank N.A.(p) (cost $125,285)	125,285	125,285
Total Short-Term Investments (cost $12,462,133)		12,462,133
Total Investments in Securities 111.10% (cost $1,224,059,643)		1,215,897,245
Other Assets and Liabilities – Net(q) (11.10)%		(121,432,690)
Net Assets 100.00%		$1,094,464,555

BRL	Brazilian Real.
EUR	Euro.
GBP	British Pound.
MXN	Mexican Peso.
UYU	Uruguayan Peso.
ADR	American Depositary Receipt.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REMICS	Real Estate Mortgage Investment Conduits.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2023, the total value of Rule 144A securities was $629,774,363, which represents 57.54% of net assets.

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2023

#	Variable rate security. The interest rate represents the rate in effect at December 31, 2023.
*	Non-income producing security.
(a)	Securities purchased on a when-issued basis (See Note 2(m)).
(b)	Interest Rate to be determined.
(c)	Foreign security traded in U.S. dollars.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security fair valued by the Pricing Committee.
(f)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(g)	Amount is less than $1.
(h)	Security is perpetual in nature and has no stated maturity.
(i)	Defaulted (non-income producing security).
(j)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2023.
(k)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loan fair valued by the Pricing Committee. Accounting policies generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(l)	Step Bond – Security with a predetermined schedule of interest rate changes.
(m)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(n)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(o)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(p)	Security was purchased with the cash collateral from loaned securities.
(q)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swap contracts as follows:

Centrally Cleared Consumer Price Index (“CPI”) Swap Contracts at December 31, 2023:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Appreciation
Bank of America	2.544%	CPI Urban Consumer NSA	3/2/2052	$2,807,089	$10,441
Bank of America	2.544%	CPI Urban Consumer NSA	3/2/2052	1,392,911	5,181	(1)
Total Unrealized Appreciation on Centrally Cleared CPI Swap Contracts					$15,622

42	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Depreciation
Bank of America	2.665%	CPI Urban Consumer NSA	10/23/2028	$10,000,000	$(154,256)
Bank of America	2.665%	CPI Urban Consumer NSA	5/12/2052	4,373,000	(162,547)
Bank of America	2.748%	CPI Urban Consumer NSA	4/20/2052	6,000,000	(325,782)
Total Unrealized Depreciation on Centrally Cleared CPI Swap Contracts					$(642,585)

NSA	Non-seasonally adjusted
(1)	Unrealized depreciation on Centrally Cleared CPI Swap Contract is $1,209, which includes upfront payment of $6,390. Upfront payments paid (received) by Central Clearing Party are presented net of amortization.

Forward Foreign Currency Exchange Contracts at December 31, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Swiss franc	Buy	Morgan Stanley	2/22/2024	72,000	$83,597	$86,042	$2,445

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Sell	Morgan Stanley	2/23/2024	1,727,000	$1,159,116	$1,178,731	$(19,615)
British pound	Sell	State Street Bank and Trust	2/23/2024	2,906,000	3,654,699	3,705,129	(50,430)
Canadian dollar	Sell	Bank of America	2/9/2024	1,383,000	1,009,202	1,044,286	(35,084)
Euro	Sell	State Street Bank and Trust	2/28/2024	3,321,000	3,597,191	3,674,312	(77,121)
Swiss franc	Sell	Morgan Stanley	2/22/2024	952,000	1,086,522	1,137,661	(51,139)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(233,389)

Futures Contracts at December 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Ultra Treasury Note	March 2024	116	Long	$13,343,767	$13,689,813	$346,046
U.S. 2-Year Treasury Note	March 2024	240	Long	48,913,794	49,419,375	505,581
U.S. Ultra Treasury Bond	March 2024	85	Long	11,111,676	11,355,468	243,792
Total Unrealized Appreciation on Futures Contracts						$1,095,419

See Notes to Financial Statements.	43

Schedule of Investments (continued)

December 31, 2023

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2024	460	Short	$(50,302,954)	$(51,929,688)	$(1,626,734)
U.S. 5-Year Treasury Note	March 2024	128	Short	(13,698,681)	(13,923,000)	(224,319)
U.S. Long Bond	March 2024	265	Short	(30,701,504)	(33,108,437)	(2,406,933)
Total Unrealized Depreciation on Futures Contracts						$(4,257,986)

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3		Total
Long-Term Investments
Asset-Backed Securities	$–	$46,279,613	$–		$46,279,613
Common Stocks
Automobile Components	–	737,767	–		737,767
Electric-Generation	–	687	–		687
Industrial REITS	–	1,207,298	–		1,207,298
Miscellaneous Financials	–	–	475,890		475,890
Personal Care Products	–	1,110,257	–		1,110,257
Specialty Retail	–	284,594	–		284,594
Textiles, Apparel & Luxury Goods	2,376,396	3,367,782	–		5,744,178
Transportation Infrastructure	–	156,570	–		156,570
Remaining Industries	58,191,526	–	–		58,191,526
Corporate Bonds
Banks	–	53,937,410	–	(3)	53,937,410
Mining	–	19,577,260	–	(4)	19,577,260
Savings & Loans	–	–	–	(3)	–	(3)
Remaining Industries	–	722,320,799	–		722,320,799
Floating Rate Loans
Personal & Household Products	–	–	10,026		10,026
Remaining Industries	–	38,770,977	–		38,770,977
Foreign Government Obligations	–	53,527,050	–		53,527,050
Government Sponsored Enterprises
Pass-Throughs	–	139,278,586	–		139,278,586
Municipal Bonds
Tax Revenue	–	–	1,057,128		1,057,128
Remaining Industries	–	3,524,574	–		3,524,574
Non-Agency Commercial
Mortgage-Backed Securities	–	56,104,162	40,000		56,144,162
Preferred Stocks	–	1,098,760	–		1,098,760
Short-Term Investments
Repurchase Agreements	–	11,209,279	–		11,209,279
Money Market Funds	1,127,569	–	–		1,127,569
Time Deposits	–	125,285	–		125,285
Total	$61,695,491	$1,152,618,710	$1,583,044		$1,215,897,245

44	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2023

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared CPI Swap Contracts
Assets	$–	$15,622	$–	$15,622
Liabilities	–	(642,585)	–	(642,585)
Forward Foreign Currency Exchange Contracts
Assets	–	2,445	–	2,445
Liabilities	–	(233,389)	–	(233,389)
Futures Contracts
Assets	1,095,419	–	–	1,095,419
Liabilities	(4,257,986)	–	–	(4,257,986)
Total	$(3,162,567)	$(857,907)	$–	$(4,020,474)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	Amount less than $1.
(4)	Includes securities with zero fair value.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	45

Statement of Assets and Liabilities

December 31, 2023

ASSETS:
Investments in securities, at fair value including $1,208,943 of securities loaned (cost $1,224,059,643)	$1,215,897,245
Cash	86,982
Cash at brokers for forwards, swap contracts and TBA collateral	1,141,000
Deposits with brokers for futures collateral	1,700,399
Deposits with brokers for forwards and swap contracts collateral	1,926,559
Foreign cash, at value (cost $109,782)	111,507
Receivables:
Investment securities sold	143,757,207
Interest and dividends	15,281,565
Capital shares sold	1,356,015
Variation margin for futures contracts	28,521
Securities lending income receivable	8,349
Unrealized appreciation on forward foreign currency exchange contracts	2,445
Prepaid expenses and other assets	16,130
Total assets	1,381,313,924
LIABILITIES:
Payables:
Investment securities purchased	281,652,803
Transfer agent fees	1,448,189
Collateral due to broker for securities lending	1,252,854
To brokers for forwards, swap contracts and TBA collateral	1,141,000
Management fee	432,186
Capital shares reacquired	339,027
Directors’ fees	147,712
Fund administration	36,529
Variation margin payable for centrally cleared swap contracts agreements	30,998
Unrealized depreciation on forward foreign currency exchange contracts	233,389
Accrued expenses	134,682
Total liabilities	286,849,369
NET ASSETS	$1,094,464,555
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,258,747,389
Total distributable earnings (loss)	(164,282,834)
Net Assets	$1,094,464,555
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	106,075,281
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$10.32

46	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $23,460)	$837,100
Securities lending net income	25,933
Interest and other	62,172,599
Total investment income	63,035,632
Expenses:
Management fee	5,087,534
Non 12b-1 service fees	2,689,088
Shareholder servicing	1,094,729
Fund administration	430,003
Professional	101,870
Custody	74,619
Reports to shareholders	31,923
Directors’ fees	30,933
Other	108,672
Gross expenses	9,649,371
Expense reductions (See Note 9)	(9,764)
Fees waived and expenses reimbursed (See Note 3)	(74,619)
Net expenses	9,564,988
Net investment income	53,470,644
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(56,503,666)
Net realized gain (loss) on futures contracts	(8,822,294)
Net realized gain (loss) on forward foreign currency exchange contracts	(526,850)
Net realized gain (loss) on swap contracts	12,143
Net realized gain (loss) on foreign currency related transactions	98,216
Net change in unrealized appreciation/depreciation on investments	84,709,350
Net change in unrealized appreciation/depreciation on futures contracts	(4,108,668)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	150,706
Net change in unrealized appreciation/depreciation on swap contracts	(568,091)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	54,976
Net realized and unrealized gain (loss)	14,495,822
Net Increase in Net Assets Resulting From Operations	$67,966,466

See Notes to Financial Statements.	47

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income	$53,470,644	$47,040,391
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	(65,742,451)	(80,236,105)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swap contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	80,238,273	(135,573,628)
Net increase (decrease) in net assets resulting from operations	67,966,466	(168,769,342)
Distributions to shareholders:	(54,999,909)	(53,863,559)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	68,812,865	75,105,510
Reinvestment of distributions	54,999,909	53,863,559
Cost of shares reacquired	(126,485,018)	(153,085,834)
Net decrease in net assets resulting from capital share transactions	(2,672,244)	(24,116,765)
Net increase (decrease) in net assets	10,294,313	(246,749,666)
NET ASSETS:
Beginning of year	$1,084,170,242	$1,330,919,908
End of year	$1,094,464,555	$1,084,170,242

48	See Notes to Financial Statements.

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49

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment operations	Net invest- ment income	Net realized gain	Total distributions
12/31/2023	$10.20	$0.51	$0.16	$0.67	$(0.55)	$–	$(0.55)
12/31/2022	12.29	0.45	(2.01)	(1.56)	(0.50)	(0.03)	(0.53)
12/31/2021	12.48	0.40	0.01	0.41	(0.39)	(0.21)	(0.60)
12/31/2020	12.08	0.44	0.43	0.87	(0.47)	–	(0.47)
12/31/2019	11.08	0.46	1.02	1.48	(0.48)	–	(0.48)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

50	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$10.32	6.55	0.89	0.90	4.97	$1,094,465	259
10.20	(12.80)	0.89	0.89	4.02	1,084,170	182
12.29	3.28	0.89	0.89	3.11	1,330,920	96
12.48	7.30	0.91	0.91	3.65	1,176,259	96
12.08	13.35	0.92	0.92	3.84	1,187,443	232

See Notes to Financial Statements.	51

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2023. This report covers Bond-Debenture Portfolio (the “Fund”).

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Funds’ portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data

52

Notes to Financial Statements (continued)

processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps, options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified- cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2020 through December 31, 2023. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions,

53

Notes to Financial Statements (continued)

if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swap Contracts–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swap contracts may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

54

Notes to Financial Statements (continued)

Credit default swap contracts are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap contract sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap contract purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap contract and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap contract agreement. The value and credit rating of each credit default swap contract where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap contract. As the value of the swap contract changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap contract agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap contract agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swap contracts involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap contract is based. For the centrally cleared credit default swap contracts, there was minimal counterparty risk to the Fund, since such credit default swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Options–The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When a fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an

55

Notes to Financial Statements (continued)

option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts. Net realized and net change in unrealized gains and losses on purchased options are included in Net realized and Net change in unrealized gains and losses on investments in the Fund’s Statement of Operations.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

(k)	Total Return Swap Contracts–The Fund may enter into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contract. If the value of the asset underlying a total return swap contract declines over the term of the swap contract, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

(l)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(m)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement

56

Notes to Financial Statements (continued)

date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(n)	TBA Sale Commitments–The Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(o)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(p)	Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the fiscal year ended December 31, 2023, the Fund did not enter into reverse repurchase agreements.

(q)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or Secured Overnight Financing Rate (“SOFR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance

57

Notes to Financial Statements (continued)

with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented, if any, on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes.

As of December 31, 2023, the Fund did not have any unfunded loan commitments.

(r)	Interest Rate Swap Contracts–The Fund may enter into interest rate swap contract agreements. Pursuant to interest rate swap contract agreements, the Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swap contracts) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty or CCP in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swap contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap contract is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap contract counterparty. In the case of centrally cleared swap contracts, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(s)	Inflation-Linked Derivatives–The Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Contract Agreements (“CPI swap contracts”). A CPI swap contract is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap contract’s maturity date, at which point the payments are netted. The swap contracts are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swap contracts in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap contract is recorded in realized gain (loss) and is included in Net realized gain (loss) on swap contracts in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swap contracts, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For the centrally cleared CPI swap contracts, there was minimal counterparty risk to the Fund, since such CPI swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

58

Notes to Financial Statements (continued)

(t)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the fiscal year ended December 31, 2023, the effective management fee, net of any applicable waiver, was at an annualized rate of .47% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s

59

Notes to Financial Statements (continued)

average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $74,619 of fund administration fees during the fiscal year ended December 31, 2023.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations. These servicing fees are accrued daily and payable monthly.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Bond Debenture Portfolio	$–	$54,999,909	$–	$–	$54,999,909

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Bond Debenture Portfolio	$–	$53,863,559	$–	$–	$53,863,559

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss)
Series Fund-Bond Debenture Portfolio	$–	$–	$–	$(152,493,252)	$(11,641,870)	$(147,712)	$(164,282,834)

60

Notes to Financial Statements (continued)

Net capital losses recognized by the Fund may be carried forward indefinitely and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward are as follows:

Fund	Short-Term Losses	Long-Term Losses	Net Capital Losses
Series Fund-Bond Debenture Portfolio	$(86,013,295)	$(66,479,957)	$(152,493,252)

As of December 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of certain securities, amortization of premium, other financial instruments and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Series Fund-Bond Debenture Portfolio	$1,223,517,373	$32,675,949	$(44,316,551)	$(11,640,602)

Permanent items identified, as shown below, have been reclassified among the components of net assets based on their tax treatment. The permanent differences are primarily attributable to the tax treatment of certain distributions.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Series Fund-Bond Debenture Portfolio	$435,057	$(435,057)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the fiscal year ended December 31, 2023 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$2,218,230,521	$867,729,019	$2,162,391,664	$846,935,811

*	Includes U.S. Government sponsored enterprises securities

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2023, the Fund engaged in cross-trades purchases of $3,101.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts during the fiscal year ended December 31, 2023 (as described in Note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of

61

Notes to Financial Statements (continued)

hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury and equity index futures contracts during the fiscal year ended December 31, 2023 (as described in Note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swap contracts during the fiscal year ended December 31, 2023 (as described in Note 2(i)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swap involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap contract, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap contract’s notional amount is recorded as realized gain or loss on swap contract transactions in the Statements of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swap contracts, there is minimal counterparty credit risk to the Fund since these credit default swap contracts are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swap contracts, the clearinghouse guarantees credit default swap contracts against default.

The Fund entered into CPI swap contracts during the fiscal year ended December 31, 2023 (as described in Note 2(s)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swap involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is unrealized appreciation on CPI swap contracts. For the centrally cleared CPI swap contracts, there is minimal counterparty credit risk to the Fund since these CPI swap contracts are traded through a central clearinghouse. As a counterparty to all centrally cleared swap contracts, the clearinghouse guarantees CPI swap contracts against default.

The Fund entered into options on equities during the fiscal year ended December 31, 2023 (as described in Note 2(j)) to obtain exposure to an issuer (the Reference Entity). The Fund’s use of swaptions and options involves the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counteryparty credit risk is the notional value of the contract.

62

Notes to Financial Statements (continued)

As of December 31, 2023, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(1)	–	–	$15,622
Forward Foreign Currency Exchange Contracts(2)	–	$2,445	–
Futures Contracts(3)	$1,095,419	–	–
Liability Derivatives
Centrally Cleared CPI Swap Contracts(1)	–	–	$642,585
Forward Foreign Currency Exchange Contracts(4)	–	$233,389	–
Futures Contracts(3)	$4,257,986	–	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(3)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin reported is within the Statement of Assets and Liabilities.
(4)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments during the fiscal year ended December 31, 2023, were as follows:

	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(1)	–	$(76,828)	–	–
Credit Default Swap Contracts(1)	–	–	–	$88,971
Forward Foreign Currency Exchange Contracts(2)	–	–	$(526,850)	–
Futures Contracts(3)	$(2,577,080)	$(6,245,214)	–	–
Purchased Options(4)	$(65,106)	–	–	–
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swap Contracts(5)	–	$(266,275)	–	–
Credit Default Swap Contracts(5)	–	–	–	$(301,816)
Forward Foreign Currency Exchange Contracts(6)	–	–	$150,706	–
Futures Contracts(7)	–	$(4,108,668)	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(8)	–	$20,293,769	–	–
Credit Default Swap Contracts(8)	–	–	–	$6,147,449
Forward Foreign Currency Exchange Contracts(8)	–	–	$22,358,185	–
Futures Contracts(9)	16	1,785	–	–
Purchased Options(8)	$6,962	–	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2023.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net realized gain (loss) on investments.

63

Notes to Financial Statements (continued)

(5)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(7)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(8)	Amount represents notional amounts in U.S. dollars.
(9)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$2,445	$–	$2,445
Repurchase Agreements	11,209,279	–	11,209,279
Total	$11,211,724	$–	$11,211,724

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$2,445	$(2,445)	$–	$–	$–
Fixed Income Clearing Corp.	10,209,870	–	–	(10,209,870)	–
Barclays Bank PLC	999,409	–	–	(999,409)	–
Total	$11,211,724	$(2,445)	$–	$(11,209,279)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$233,389	$–	$233,389
Total	$233,389	$–	$233,389

64

Notes to Financial Statements (continued)

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(b)	Net Amount(c)
Bank of America	$35,084	$–	$(35,084)	$–	$–
Morgan Stanley	70,754	(2,445)	(30,000)	–	38,309
State Street Bank and Trust	127,551	–	–	–	127,551
Total	$233,389	$(2,445)	$(65,084)	$–	$165,860

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2023.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2023.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees in the Statement of Operations and in Directors’ fees payable in the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. The arrangement with the Fund’s prior transfer agent was discontinued effective March 6, 2023.

10.	LINE OF CREDIT

For the period ended August 2, 2023, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

For the period ended August 2, 2023, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

65

Notes to Financial Statements (continued)

Effective August 3, 2023, the Participating Funds renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2023, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2023, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income in the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

66

Notes to Financial Statements (continued)

As of December 31, 2023, the market value loaned and the value received for the Fund was as follows:

Market Value of Securities Loaned	Collateral Received(1)
$1,208,943	$1,252,854

(1)	Statements of Assets and Liabilities location: Collateral due to broker for securities lending.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Certain instruments in which the Fund may invest have historically relied upon LIBOR. As of June 30, 2023, the administrator of LIBOR ceased publication of U.S. dollar LIBOR settings. The LIBOR transition could have adverse impacts on newly issued financial instruments and existing financial instruments which referenced LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The asset backed securities and mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-

67

Notes to Financial Statements (continued)

related security. In addition, the Fund may invest in non-agency asset backed and mortgage-related securities, which are issued by private institutions, not by government sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities market in general, changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. Below investment grade senior loans may be affected by interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

68

Notes to Financial Statements (concluded)

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares sold	6,642,890	6,729,269
Reinvestment of distributions	5,350,186	5,219,695
Shares reacquired	(12,205,031)	(13,912,794)
Decrease	(211,955)	(1,963,830)

69

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bond-Debenture Portfolio (the “Fund”), one of the funds constituting Lord Abbett Series Fund, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 14, 2024

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

70

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Board Member Chair (since 2024) Vice Chair (2023)	Principal Occupation: None. Other Directorships: None.

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as Director of Johnson  & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).

71

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021–2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine–School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006;

Principal Occupation: Chair of Tullis Health Investors–FL LLC (since 2019, CEO from 2012–2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019–2023); Director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

72

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Brooke A. Fapohunda (1975)	Vice President, Secretary, Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

73

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

74

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

75

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Bond-Debenture Portfolio	LASFBD-2 (02/24)

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund — Dividend Growth Portfolio

For the fiscal year ended December 31, 2023

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — Dividend Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2023

From left to right: Evelyn E. Guernsey, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Dividend Growth Portfolio for the fiscal year ended December 31, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2023, the Fund returned 16.33%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the S&P 500® Index*, which returned 26.29% over the same period.

Markets had to endure a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an

1

underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, U.S. equities delivered positive returns with the S&P 500 Index up 26.3% over the period. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (26.5% vs 16.9%, respectively), while growth stocks4 outperformed value stocks5 (41.2% vs 11.7%, respectively).

During the 12-month period ended December 31, 2023, the Fund’s position in RTX Corp., an aerospace and defense manufacturer, detracted from relative performance. Shares fell after the company provided weaker-than-expected guidance, lowering its free cash flow target. Management noted that an issue with metal powder in certain engine parts will require an accelerated fleet inspection in a significant portion of the PW1100G-JM engine fleet. The Fund’s position in NextEra Energy, Inc., an electric power and energy infrastructure company, also detracted from relative performance over the period. Shares of the stock fell after the company reported mixed fourth-quarter earnings results. Despite the recent slide, we believe NextEra Energy will continue to be a standout performer in the electric utility industry as they grow both their regulated and non-regulated businesses.

Conversely, one of the largest contributors to relative performance during the 12-month period ended December 31, 2023, was Parker-Hannifin Corporation, which engages in the manufacturing of motion and control technologies. Shares rallied after the company reported third quarter earnings above expectations. The company also raised fiscal year guidance for earnings and organic sales growth. The Fund’s position in Eli Lilly & Co., which engages in the discovery, development, manufacture, and sale of pharmaceutical products, also contributed to relative performance. The company’s strong performance can be attributed to a combination of factors, including the successful launch of new drugs, the acquisition of new companies, and the company’s continued focus on research and development.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

* The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

1  Factset.

2  As represented by the Russell 1000® Index as of 12/31/23.

3  As represented by the Russell 2000® Index as of 12/31/23.

4  As represented by the Russell 3000® Growth Index as of 12/31/23.

5  As represented by the Russell 3000® Value Index as of 12/31/23.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Class VC	16.33%	13.01%	10.16%

[1]	Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/23 – 12/31/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/23	12/31/23	7/1/23 - 12/31/23
Class VC
Actual	$1,000.00	$1,071.70	$5.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$5.04

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2023

Sector*	%**
Communication Services	2.04%
Consumer Discretionary	8.51%
Consumer Staples	7.01%
Energy	3.84%
Financials	19.07%
Health Care	14.81%
Industrials	9.06%
Information Technology	27.56%
Materials	4.94%
Utilities	1.76%
Repurchase Agreements	1.40%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

6

Schedule of Investments

December 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 97.25%

COMMON STOCKS 97.25%

Aerospace & Defense 1.45%
Northrop Grumman Corp.	5,532	$2,589,750

Banks 2.25%
Bank of America Corp.	119,674	4,029,424

Beverages 2.75%
Coca-Cola Co.	50,632	2,983,744
Pernod Ricard SA(a)	10,963	1,937,401
Total		4,921,145

Biotechnology 2.60%
AbbVie, Inc.	30,043	4,655,764

Capital Markets 7.74%
Ameriprise Financial, Inc.	6,204	2,356,465
Charles Schwab Corp.	48,516	3,337,901
Morgan Stanley	45,361	4,229,913
S&P Global, Inc.	8,934	3,935,606
Total		13,859,885

Chemicals 1.41%
Sherwin-Williams Co.	8,082	2,520,776

Construction Materials 2.39%
CRH PLC (Ireland)(b)	46,139	3,190,973
Vulcan Materials Co.	4,817	1,093,507
Total		4,284,480

Consumer Staples Distribution & Retail 3.29%
Costco Wholesale Corp.	3,653	2,411,272
Walmart, Inc.	22,056	3,477,129
Total		5,888,401

Electric: Utilities 1.74%
NextEra Energy, Inc.	51,231	3,111,771

Electrical Equipment 1.24%
Eaton Corp. PLC	9,210	2,217,952

Investments	Shares	Fair Value
Financial Services 4.81%
Jack Henry & Associates, Inc.	8,052	$1,315,777
Mastercard, Inc. Class A	17,113	7,298,866
Total		8,614,643

Ground Transportation 3.02%
Old Dominion Freight Line, Inc.	2,939	1,191,265
Union Pacific Corp.	17,193	4,222,944
Total		5,414,209

Health Care Equipment & Supplies 1.65%
Abbott Laboratories	26,904	2,961,323

Health Care Providers & Services 4.41%
Humana, Inc.	4,309	1,972,703
UnitedHealth Group, Inc.	11,243	5,919,102
Total		7,891,805

Hotels, Restaurants & Leisure 3.36%
Churchill Downs, Inc.	10,520	1,419,464
McDonald’s Corp.	9,989	2,961,838
Starbucks Corp.	16,987	1,630,922
Total		6,012,224

Industrial Conglomerates 1.28%
Honeywell International, Inc.	10,897	2,285,210

Information Technology Services 2.31%
Accenture PLC Class A (Ireland)(b)	11,782	4,134,422

Insurance 4.00%
Allstate Corp.	9,316	1,304,054
Arthur J Gallagher & Co.	9,596	2,157,948
Chubb Ltd. (Switzerland)(b)	12,712	2,872,912
RenaissanceRe Holdings Ltd.	4,253	833,588
Total		7,168,502

Life Sciences Tools & Services 2.22%
Danaher Corp.	8,630	1,996,464
West Pharmaceutical Services, Inc.	5,596	1,970,464
Total		3,966,928

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2023

Investments	Shares	Fair Value
Machinery 1.95%
Parker-Hannifin Corp.	7,557	$3,481,510

Media 2.01%
Comcast Corp. Class A	82,131	3,601,444

Metals & Mining 1.07%
Reliance Steel & Aluminum Co.	6,873	1,922,241

Oil, Gas & Consumable Fuels 3.79%
Exxon Mobil Corp.	61,554	6,154,169
Marathon Petroleum Corp.	4,220	626,079
Total		6,780,248

Pharmaceuticals 3.73%
Eli Lilly & Co.	6,631	3,865,342
Zoetis, Inc.	14,256	2,813,707
Total		6,679,049

Semiconductors & Semiconductor Equipment 8.12%
Analog Devices, Inc.	7,168	1,423,278
Broadcom, Inc.	2,829	3,157,871
Lam Research Corp.	5,566	4,359,625
NVIDIA Corp.	11,308	5,599,948
Total		14,540,722

Software 12.83%
Intuit, Inc.	2,553	1,595,702
Microsoft Corp.	41,270	15,519,171
Oracle Corp.	20,865	2,199,797
Roper Technologies, Inc.	6,708	3,657,000
Total		22,971,670

Specialty Retail 4.28%
Home Depot, Inc.	5,755	1,994,395
Lowe’s Cos., Inc.	10,083	2,243,972
TJX Cos., Inc.	36,583	3,431,851
Total		7,670,218
Investments	Shares	Fair Value
Technology Hardware, Storage & Peripherals 3.92%
Apple, Inc.	36,466	$7,020,799

Textiles, Apparel & Luxury Goods 0.75%
NIKE, Inc. Class B	12,375	1,343,554

Tobacco 0.88%
Philip Morris International, Inc.	16,657	1,567,091
Total Common Stocks (cost $148,642,595)		174,107,160

	Principal Amount

SHORT-TERM INVESTMENTS 1.38%

Repurchase Agreements 1.38%
Repurchase Agreement dated 12/29/2023, 2.800% due 1/2/2024 with Fixed Income Clearing Corp. collateralized by $2,468,400 of U.S. Treasury Note at 4.630% due 3/15/2026; value: $2,523,991; proceeds: $2,475,248 (cost $2,474,478)	$2,474,478	2,474,478
Total Investments in Securities 98.63% (cost $151,117,073)		176,581,638
Other Assets and Liabilities – Net 1.37%		2,460,034
Net Assets 100.00%		$179,041,672

(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$2,983,744	$1,937,401	$–	$4,921,145
Remaining Industries	169,186,015	–	–	169,186,015
Short-Term Investments
Repurchase Agreements	–	2,474,478	–	2,474,478
Total	$172,169,759	$4,411,879	$–	$176,581,638

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2023

ASSETS:
Investments in securities, at fair value (cost $151,117,073)	$176,581,638
Foreign cash, at value (cost $31)	32
Receivables:
Capital shares sold	2,717,646
Interest and dividends	223,460
From advisor (See Note 3)	5,306
Prepaid expenses	673
Total assets	179,528,755
LIABILITIES:
Payables:
Transfer agent fees	293,166
Management fee	80,751
Capital shares reacquired	30,524
Directors’ fees	22,585
Fund administration	5,873
Accrued expenses	54,184
Total liabilities	487,083
NET ASSETS	$179,041,672
COMPOSITION OF NET ASSETS:
Paid-in capital	$153,215,647
Total distributable earnings (loss)	25,826,025
Net Assets	$179,041,672
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	11,045,816
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.21

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $8,006)	$2,887,443
Interest and other	69,099
Total investment income	2,956,542
Expenses:
Management fee	927,993
Non 12b-1 service fees	422,296
Shareholder servicing	171,812
Fund administration	67,490
Professional	50,730
Reports to shareholders	23,087
Directors’ fees	4,780
Custody	2,972
Other	25,893
Gross expenses	1,697,053
Expense reductions (See Note 9)	(1,503)
Fees waived and expenses reimbursed (See Note 3)	(25,164)
Net expenses	1,670,386
Net investment income	1,286,156
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	9,389,765
Net realized gain (loss) on futures contracts	(21,766)
Net realized gain (loss) on foreign currency related transactions	728
Net change in unrealized appreciation/depreciation on investments	13,895,928
Net change in unrealized appreciation/depreciation on futures contracts	21,605
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	1,483
Net realized and unrealized gain (loss)	23,287,743
Net Increase in Net Assets Resulting From Operations	$24,573,899

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income	$1,286,156	$1,440,941
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	9,368,727	21,120,835
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	13,919,016	(52,643,682)
Net increase (decrease) in net assets resulting from operations	24,573,899	(30,081,906)
Distributions to shareholders:	(11,034,261)	(25,267,673)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	37,440,054	31,822,978
Reinvestment of distributions	11,034,261	25,267,673
Cost of shares reacquired	(42,960,454)	(61,903,160)
Net increase (decrease) in net assets resulting from capital share transactions	5,513,861	(4,812,509)
Net increase (decrease) in net assets	19,053,499	(60,162,088)
NET ASSETS:
Beginning of year	$159,988,173	$220,150,261
End of year	$179,041,672	$159,988,173

12	See Notes to Financial Statements.

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13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2023	$14.86	$0.12	$2.29	$2.41	$(0.13)	$(0.93)	$(1.06)
12/31/2022	20.27	0.15	(2.91)	(2.76)	(0.15)	(2.50)	(2.65)
12/31/2021	17.93	0.15	4.38	4.53	(0.15)	(2.04)	(2.19)
12/31/2020	15.96	0.16	2.28	2.44	(0.16)	(0.31)	(0.47)
12/31/2019	13.48	0.24	3.31	3.55	(0.25)	(0.82)	(1.07)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$16.21	16.33	0.99	1.00	0.76	$179,042	47
14.86	(13.55)	0.99	1.01	0.86	159,988	56
20.27	25.62	0.99	1.01	0.75	220,150	44
17.93	15.42	0.99	1.02	1.01	188,797	64
15.96	26.45	0.96	1.10	1.58	182,728	61

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2023. This report covers Dividend Growth Portfolio (the “Fund”).

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used.

16

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2020 through December 31, 2023. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

17

Notes to Financial Statements (continued)

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

18

Notes to Financial Statements (continued)

A summary of inputs used in valuing the Fund’s investments as of December 31, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.49%

For the fiscal year ended December 31, 2023, the effective management fee, net of any applicable waiver, was at an annualized rate of .54% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $2,972 of fund administration fees during the fiscal year ended December 31, 2023.

For the fiscal year ended December 31, 2023 and continuing through April 30, 2025, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses (excluding certain expenses) to an annual rate of 0.99%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations. These servicing fees are accrued daily and payable monthly.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net

19

Notes to Financial Statements (continued)

capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Dividend Growth Portfolio	$–	$1,378,312	$9,655,949	$–	$11,034,261

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Dividend Growth Portfolio	$–	$1,757,825	$23,509,848	$–	$25,267,673

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss)
Series Fund-Dividend Growth Portfolio	$–	$2,534	$1,260,713	$–	$24,585,363	$(22,585)	$25,826,025

As of December 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Series Fund-Dividend Growth Portfolio	$151,998,005	$28,582,968	$(3,999,335)	$24,583,633

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the fiscal year ended December 31, 2023 were as follows:

Purchases	Sales
$77,495,022	$86,039,726

20

Notes to Financial Statements (continued)

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2023.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2023, the Fund did not engage in cross-trade purchases or sales.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts during the fiscal year ended December 31, 2023 (as described in Note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2023, the Fund did not have any futures contracts. Amounts of $(21,766) and $21,605 are included in the Statement of Operations related to futures contracts under the captions Net realized gain (loss) on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the year was 1.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$2,474,478	$–	$2,474,478
Total	$2,474,478	$–	$2,474,478

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,474,478	$–	$–	$(2,474,478)	$–
Total	$2,474,478	$–	$–	$(2,474,478)	$–

21

Notes to Financial Statements (continued)

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2023.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees in the Statement of Operations and in Directors’ fees payable in the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. The arrangement with the Fund’s prior transfer agent was discontinued effective March 6, 2023.

10.	LINE OF CREDIT

For the period ended August 2, 2023, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

For the period ended August 2, 2023, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2023, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

22

Notes to Financial Statements (continued)

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2023, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2023, the Fund did not have any securities on loan.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. At times, the performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. The value of the Fund’s investments in equity securities will fluctuate in response to general economic conditions and to the changes in the prospects of particular companies and/or sectors in the economy. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a favorable market.

23

Notes to Financial Statements (concluded)

Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform.

The Fund’s exposure to foreign companies and markets presents increased market, industry and sector, liquidity, currency, political and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares sold	2,390,678	1,754,530
Reinvestment of distributions	684,422	1,670,242
Shares reacquired	(2,797,729)	(3,515,388)
Increase (decrease)	277,371	(90,616)

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dividend Growth Portfolio (the “Fund”), one of the funds constituting Lord Abbett Series Fund, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 14, 2024

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Board Member Chair (since 2024) Vice Chair (2023)	Principal Occupation: None. Other Directorships: None.

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as Director of Johnson & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021–2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine–School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006;

Principal Occupation: Chair of Tullis Health Investors–FL LLC (since 2019, CEO from 2012–2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019–2023); Director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

27

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Brooke A. Fapohunda (1975)	Vice President, Secretary, Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Series Fund-Dividend Growth Portfolio	100%	0%

Of the distributions paid to the shareholders during the most recently ended fiscal year, the following amounts represent long-term capital gains:

Long-Term
Fund Name	Capital Gains
Series Fund-Dividend Growth Portfolio	$9,655,949

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Dividend Growth Portfolio	SFCS-PORT-2 (02/24)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund — Developing Growth Portfolio

For the fiscal year ended December 31, 2023

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — Developing Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2023

From left to right: Evelyn E. Guernsey, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Developing Growth Portfolio for the fiscal year ended December 31, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2023, the Fund returned 8.17%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index*, which returned 18.66% over the same period.

Markets had to endure a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns that corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also

1

negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, U.S. equities delivered positive returns with the S&P 500 Index up 26.3% over the period. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (26.5% vs 16.9%, respectively), while growth stocks4 outperformed value stocks5 (41.2% vs 11.7%, respectively).

Security selection within the Information Technology sector detracted from relative performance over the period. As an example, shares of Impinj, Inc., a manufacturer of radio-frequency identification devices and software, fell after the company reported relatively weak quarterly earnings results, including forward guidance that came in below expectations.

Within the Health Care sector, shares of Apellis Pharmaceuticals, Inc., a commercial-stage biopharmaceutical company, fell in response to disappointing clinical trial results, where a very small population of candidates being treated for eye disease experienced blindness. We subsequently exited the position following the report.

Conversely, also within the Health Care sector, the Fund’s position in Prometheus Biosciences, Inc., a biotechnology company which engages in the development of novel precision therapeutics and diagnostics for patients living with gastroenterology and autoimmune diseases, was a notable contributor to relative performance. Shares of the stock soared in response to Merck & Co., Inc.’s announcement that they will acquire Prometheus for $200 per share, which is a substantial premium from where the stock was trading. We subsequently exited the position following the announcement, opting to realize our gains and redeploy those proceeds into other high-conviction names within the biotech industry.

Security selection within the Consumer Discretionary sector also contributed to relative performance. Shares of Duolingo, Inc., an educational technology company that produces learning applications and provides language certification, rallied over the period as the company posted several strong quarterly earnings reports. As of the end of the period, Duolingo is the Fund’s largest active overweight.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

* The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

1 Factset.

2 As represented by the Russell 1000® Index as of 12/31/23.

3 As represented by the Russell 2000® Index as of 12/31/23.

4 As represented by the Russell 3000® Growth Index as of 12/31/23.

5 As represented by the Russell 3000® Value Index as of 12/31/23.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2023

	1 Year	5 Years	10 Years
Class VC	8.17%	8.90%	6.82%

[1]	Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/23 – 12/31/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/23	12/31/23	7/1/23 - 12/31/23
Class VC
Actual	$1,000.00	$ 968.90	$5.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.30

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2023

Sector*	%**
Communication Services	2.83%
Consumer Discretionary	8.94%
Consumer Staples	3.56%
Energy	1.66%
Financials	5.47%
Health Care	23.75%
Industrials	21.00%
Information Technology	29.82%
Repurchase Agreements	2.27%
Money Market Funds(a)	0.63%
Time Deposits(a)	0.07%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

6

Schedule of Investments

December 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.58%

COMMON STOCKS 98.58%

Aerospace & Defense 3.98%
AAR Corp.*	6,628	$413,587
AeroVironment, Inc.*	11,257	1,418,832
Axon Enterprise, Inc.*	3,201	826,915
Total		2,659,334

Beverages 0.70%
Celsius Holdings, Inc.*	8,548	466,037

Biotechnology 14.87%
Arcellx, Inc.*	19,168	1,063,824
Blueprint Medicines Corp.*	15,232	1,405,000
Bridgebio Pharma, Inc.*	31,351	1,265,640
Crinetics Pharmaceuticals, Inc.*	9,384	333,883
Cytokinetics, Inc.*	18,375	1,534,129
Immunovant, Inc.*	13,420	565,384
Krystal Biotech, Inc.*	8,830	1,095,450
Natera, Inc.*	14,472	906,526
Nuvalent, Inc. Class A*	9,560	703,520
Vaxcyte, Inc.*	8,180	513,704
Xenon Pharmaceuticals, Inc. (Canada)*(a)	11,897	547,976
Total		9,935,036

Broadline Retail 0.80%
Global-e Online Ltd. (Israel)*(a)	13,482	534,292

Building Products 3.27%
AAON, Inc.	10,592	782,431
Trex Co., Inc.*	16,916	1,400,476
Total		2,182,907

Capital Markets 2.15%
Hamilton Lane, Inc. Class A	6,097	691,644
Piper Sandler Cos.	4,246	742,498
Total		1,434,142
Investments	Shares	Fair Value
Commercial Services & Supplies 2.23%
MSA Safety, Inc.	4,948	$835,371
Tetra Tech, Inc.	3,917	653,865
Total		1,489,236

Construction & Engineering 3.86%
Comfort Systems USA, Inc.	4,689	964,387
EMCOR Group, Inc.	4,065	875,723
Sterling Infrastructure, Inc.*	8,421	740,458
Total		2,580,568

Diversified Consumer Services 3.25%
Coursera, Inc.*	15,323	296,807
Duolingo, Inc.*	8,273	1,876,730
Total		2,173,537

Electrical Equipment 1.25%
Generac Holdings, Inc.*	2,568	331,888
nVent Electric PLC (United Kingdom)(a)	8,538	504,511
Total		836,399

Energy Equipment & Services 1.69%
TechnipFMC PLC (United Kingdom)(a)	28,300	569,962
Weatherford International PLC*	5,690	556,653
Total		1,126,615

Entertainment 1.98%
Roku, Inc.*	14,453	1,324,762

Financial Services 3.41%
AvidXchange Holdings, Inc.*	76,816	951,750
Remitly Global, Inc.*	26,914	522,670
StoneCo Ltd. Class A (Brazil)*(a)	44,620	804,499
Total		2,278,919

Food Products 1.11%
Freshpet, Inc.*	8,511	738,414

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2023

Investments	Shares	Fair Value
Ground Transportation 3.28%
Saia, Inc.*	2,987	$1,308,963
XPO, Inc.*	10,095	884,221
Total		2,193,184

Health Care Equipment & Supplies 5.36%
CVRx, Inc.*	2,995	94,163
Glaukos Corp.*	10,166	808,095
iRhythm Technologies, Inc.*	3,789	405,575
RxSight, Inc.*	26,895	1,084,406
TransMedics Group, Inc.*	15,051	1,187,975
Total		3,580,214

Hotels, Restaurants & Leisure 3.25%
Cava Group, Inc.*	15,751	676,978
Shake Shack, Inc. Class A*	5,397	400,026
Wingstop, Inc.	4,258	1,092,517
Total		2,169,521

Information Technology Services 1.63%
Endava PLC ADR*	5,359	417,198
Globant SA (Uruguay)*(a)	2,833	674,197
Total		1,091,395

Leisure Products 1.08%
YETI Holdings, Inc.*	13,898	719,638

Life Sciences Tools & Services 1.95%
10X Genomics, Inc. Class A*	7,754	433,914
Pacific Biosciences of California, Inc.*	36,633	359,370
Quanterix Corp.*	18,696	511,148
Total		1,304,432

Machinery 0.47%
Crane Co.	2,625	310,117

Media 0.89%
Integral Ad Science Holding Corp.*	41,270	593,875
Investments	Shares	Fair Value
Personal Care Products 2.54%
BellRing Brands, Inc.*	9,389	$520,432
elf Beauty, Inc.*	4,802	693,121
Oddity Tech Ltd. Class A*(b)	10,387	483,307
Total		1,696,860

Pharmaceuticals 1.94%
Cymabay Therapeutics, Inc.*	11,514	271,961
Intra-Cellular Therapies, Inc.*	14,329	1,026,243
Total		1,298,204

Professional Services 2.99%
Parsons Corp.*	11,367	712,824
Upwork, Inc.*	35,803	532,391
Verra Mobility Corp.*	32,758	754,417
Total		1,999,632

Semiconductors & Semiconductor Equipment 5.45%
Camtek Ltd. (Israel)*(a)	10,399	721,483
Credo Technology Group Holding Ltd.*	25,567	497,789
Onto Innovation, Inc.*	5,654	864,497
Rambus, Inc.*	22,826	1,557,874
Total		3,641,643

Software 21.21%
Agilysys, Inc.*	10,078	854,816
Appfolio, Inc. Class A*	5,552	961,828
Clearwater Analytics Holdings, Inc. Class A*	14,232	285,067
CyberArk Software Ltd. (Israel)*(a)	6,502	1,424,263
Descartes Systems Group, Inc. (Canada)*(a)	7,102	596,994
DoubleVerify Holdings, Inc.*	21,870	804,379
Five9, Inc.*	10,911	858,587
Freshworks, Inc. Class A*	47,928	1,125,829
Gitlab, Inc. Class A*	16,247	1,022,911
Guidewire Software, Inc.*	4,891	533,315
JFrog Ltd. (Israel)*(a)	23,679	819,530
Monday.com Ltd. (Israel)*(a)	3,535	663,908

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Shares	Fair Value
Software (continued)
Qualys, Inc.*	5,770	$1,132,536
Samsara, Inc. Class A*	24,432	815,540
SentinelOne, Inc. Class A*	31,269	858,021
SPS Commerce, Inc.*	3,893	754,619
Varonis Systems, Inc.*	14,502	656,651
Total		14,168,794

Technology Hardware, Storage & Peripherals 1.28%
Super Micro Computer, Inc.*	3,013	856,475

Textiles, Apparel & Luxury Goods 0.71%
Deckers Outdoor Corp.*	705	471,243
Total Common Stocks (cost $54,568,678)		65,855,425

	Principal Amount

SHORT-TERM INVESTMENTS 3.02%

Repurchase Agreements 2.31%
Repurchase Agreement dated 12/29/2023, 2.800% due 1/2/2024 with Fixed Income Clearing Corp. collateralized by $1,534,800 of U.S. Treasury Note at 4.630% due 3/15/2026; value: $1,569,365; proceeds: $1,539,011 (cost $1,538,533)	$1,538,533	1,538,533
Investments	Shares	Fair Value
Money Market Funds 0.64%
Fidelity Government Portfolio(c) (cost $429,166)	429,166	$429,166

Time Deposits 0.07%
CitiBank N.A.(c) (cost $47,685)	47,685	47,685
Total Short-Term Investments (cost $2,015,384)		2,015,384
Total Investments in Securities 101.60% (cost $56,584,062)		67,870,809
Other Assets and Liabilities – Net (1.60)%		(1,066,620)
Net Assets 100.00%		$66,804,189

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$65,855,425	$–	$–	$65,855,425
Short-Term Investments
Repurchase Agreements	–	1,538,533	–	1,538,533
Money Market Funds	429,166	–	–	429,166
Time Deposits	–	47,685	–	47,685
Total	$66,284,591	$1,586,218	$–	$67,870,809

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2023

ASSETS:
Investments in securities, at fair value including $459,809 of securities loaned (cost $56,584,062)	$67,870,809
Receivables:
Capital shares sold	114,836
From advisor (See Note 3)	10,480
Interest and dividends	3,072
Securities lending income receivable	9,525
Prepaid expenses	1,319
Total assets	68,010,041
LIABILITIES:
Payables:
Collateral due to broker for securities lending	476,851
Investment securities purchased	416,100
Capital shares reacquired	149,086
Transfer agent fees	68,724
Management fee	41,050
Directors’ fees	7,998
Fund administration	2,189
Accrued expenses	43,854
Total liabilities	1,205,852
NET ASSETS	$66,804,189
COMPOSITION OF NET ASSETS:
Paid-in capital	$87,174,672
Total distributable earnings (loss)	(20,370,483)
Net Assets	$66,804,189
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	2,787,608
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$23.96

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2023

Investment income:
Dividends	$104,213
Securities lending net income	36,379
Interest and other	39,911
Total investment income	180,503
Expenses:
Management fee	510,605
Non 12b-1 service fees	170,285
Shareholder servicing	70,132
Professional	40,837
Fund administration	27,232
Custody	11,921
Reports to shareholders	3,689
Directors’ fees	1,995
Other	12,555
Gross expenses	849,251
Expense reductions (See Note 8)	(651)
Fees waived and expenses reimbursed (See Note 3)	(140,561)
Net expenses	708,039
Net investment loss	(527,536)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(4,653,000)
Net change in unrealized appreciation/depreciation on investments	10,428,891
Net realized and unrealized gain (loss)	5,775,891
Net Increase in Net Assets Resulting From Operations	$5,248,355

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment loss	$(527,536)	$(604,562)
Net realized gain (loss) on investments	(4,653,000)	(23,300,960)
Net change in unrealized appreciation/depreciation on investments	10,428,891	(17,820,646)
Net increase (decrease) in net assets resulting from operations	5,248,355	(41,726,168)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	7,472,433	9,953,786
Cost of shares reacquired	(14,808,639)	(16,325,416)
Net decrease in net assets resulting from capital share transactions	(7,336,206)	(6,371,630)
Net decrease in net assets	(2,087,851)	(48,097,798)
NET ASSETS:
Beginning of year	$68,892,040	$116,989,838
End of year	$66,804,189	$68,892,040

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2023	$22.15	$(0.18)	$1.99	$1.81	$–	$23.96
12/31/2022	34.61	(0.18)	(12.28)	(12.46)	–	22.15
12/31/2021	47.18	(0.42)	(0.93)	(1.35)	(11.22)	34.61
12/31/2020	29.88	(0.30)	22.17	21.87	(4.57)	47.18
12/31/2019	24.97	(0.27)	8.23	7.96	(3.05)	29.88

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
8.17	1.04	1.25	(0.77)	$66,804	139
(35.98)	1.04	1.30	(0.74)	68,892	125
(2.75)	1.04	1.15	(0.87)	116,990	121
72.60	1.04	1.24	(0.84)	137,300	113
31.77	1.01	1.27	(0.86)	79,374	106

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2023. This report covers Developing Growth Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies. The Fund generally is not available for purchase by new investors, existing shareholders may continue to purchase Fund shares.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may

16

Notes to Financial Statements (continued)

use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2020 through December 31, 2023. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

17

Notes to Financial Statements (continued)

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

18

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended December 31, 2023, the effective management fee, net of any applicable waiver, was at an annualized rate of .56% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $11,921 of fund administration fees during the fiscal year ended December 31, 2023.

For the fiscal year ended December 31, 2023 and continuing through April 30, 2024, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses (excluding certain expenses, such as acquired fund fees and expenses) to an annual rate of 1.04%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations. These servicing fees are accrued daily and payable monthly.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Developing Growth Portfolio	$–	$–	$–	$–	$–

19

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Developing Growth Portfolio	$–	$–	$–	$–	$–

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss)
Series Fund-Developing Growth Portfolio	$–	$–	$–	$(31,214,844)	$10,852,359	$(7,998)	$(20,370,483)

Net capital losses recognized by the Fund may be carried forward indefinitely and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward are as follows:

Fund	Short-Term Losses	Long-Term Losses	Net Capital Losses
Series Fund-Developing Growth Portfolio	$(31,214,844)	$ –	$(31,214,844)

As of December 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Series Fund-Developing Growth Portfolio	$57,018,450	$11,745,754	$(893,395)	$10,852,359

Permanent items identified, as shown below, have been reclassified among the components of net assets based on their tax treatment. The permanent differences are primarily attributable to the tax treatment of net operating losses.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Series Fund-Developing Growth Portfolio	$527,883	$(527,883)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the fiscal year ended December 31, 2023 were as follows:

Purchases	Sales
$93,390,594	$100,500,857

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2023.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with

20

Notes to Financial Statements (continued)

Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2023, the Fund engaged in cross-trade purchases of $98,301 and sales of $103,239 which resulted in a net realized gain (loss) of $56,932.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$1,538,533	$–	$1,538,533
Total	$1,538,533	$–	$1,538,533

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,538,533	$–	$–	$(1,538,533)	$–
Total	$1,538,533	$–	$–	$(1,538,533)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2023.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees in the Statement of Operations and in Directors’ fees payable in the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

21

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Company had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. The arrangement with the Fund’s prior transfer agent was discontinued effective March 6, 2023.

9.	LINE OF CREDIT

For the period ended August 2, 2023, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

For the period ended August 2, 2023, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2023, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2023, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

22

Notes to Financial Statements (continued)

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2023, the market value of securities loaned and collateral received were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$459,809	$476,851

(1)	Statement of Assets and Liabilities location: Collateral due to broker for securities lending.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor over time depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. The shares of small and mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary

23

Notes to Financial Statements (concluded)

Receipts, it may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares sold	324,452	397,735
Reinvestment of distributions	–	–
Shares reacquired	(646,887)	(668,373)
Decrease	(322,435)	(270,638)

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Developing Growth Portfolio (the “Fund”), one of the funds constituting Lord Abbett Series Fund, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 14, 2024

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Board Member Chair (since 2024) Vice Chair (2023)	Principal Occupation: None. Other Directorships: None.

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as Director of Johnson & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021–2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine – School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006;

Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2019, CEO from 2012–2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019–2023); Director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

27

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Brooke A. Fapohunda (1975)	Vice President, Secretary, Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center P.O. Box 534489 Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489 Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Developing Growth Portfolio	SFDG-PORT-2 (02/24)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund — Fundamental Equity Portfolio

For the fiscal year ended December 31, 2023

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — Fundamental Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2023

From left to right: Evelyn E. Guernsey, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Fundamental Equity Portfolio for the fiscal year ended December 31, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2023, the Fund returned 14.63%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index*, which returned 11.46% over the same period.

Markets had to endure a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

1

Against this backdrop, U.S. equities delivered positive returns with the S&P 500 Index up 26.3% over the period. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (26.5% vs 16.9%, respectively), while growth stocks4 outperformed value stocks5 (41.2% vs 11.7%, respectively).

During the 12-month period ended December 31, 2023, the Fund’s position in Parker-Hannifin Corporation, which engages in the manufacturing of motion and control technologies, contributed to relative performance. Shares rallied after the company reported third quarter earnings above expectations. The company also raised fiscal year guidance for earnings and organic sales growth. The Fund’s position in Adobe Inc., which engages in the provision of digital marketing and media solutions, also contributed to relative performance. Shares rallied after the company reported strong second quarter earnings and raised fiscal year guidance.

Conversely, one of the largest detractors from relative performance during the 12-month period ended December 31, 2023, was the Fund’s lack of exposure to Meta Platforms, Inc., which engages in the development of social media applications. U.S. equity market performance over the last year was dominated by a small group of mega cap companies, including Meta, and the Fund’s lack of exposure detracted from relative returns. The Fund’s position in Organon & Co, a science-based global pharmaceutical company, also detracted from relative performance. Shares of the stock fell after the company reported fourth-quarter and full-year financial results that came in below consensus expectations, which was partially driven by a decline in sales of NuvaRing as it continues to be impacted by generic competition.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

1 Factset.

2 As represented by the Russell 1000® Index as of 12/31/23.

3 As represented by the Russell 2000® Index as of 12/31/23.

4 As represented by the Russell 3000® Growth Index as of 12/31/23.

5 As represented by the Russell 3000® Value Index as of 12/31/23.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

2

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, Russell 3000® Index, Russell 3000® Value Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2023

	1 Year	5 Years	10 Years
Class VC	14.63%	9.70%	7.00%

[1]	Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/23 – 12/31/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/23	12/31/23	7/1/23 - 12/31/23
Class VC
Actual	$1,000.00	$1,079.40	$5.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2023

Sector*	%**
Communication Services	4.16%
Consumer Discretionary	6.17%
Consumer Staples	7.57%
Energy	8.35%
Financials	22.14%
Health Care	12.00%
Industrials	16.58%
Information Technology	12.34%
Materials	4.01%
Real Estate	3.28%
Utilities	2.86%
Repurchase Agreements	0.54%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

6

Schedule of Investments

December 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.47%

COMMON STOCKS 99.47%

Aerospace & Defense 1.77%
Lockheed Martin Corp.	9,040	$4,097,290

Banks 6.75%
Columbia Banking System, Inc.	111,810	2,983,091
JPMorgan Chase & Co.	47,490	8,078,049
Wells Fargo & Co.	92,870	4,571,061
Total		15,632,201

Beverages 1.51%
Carlsberg AS Class B(a)	27,900	3,501,006

Biotechnology 2.81%
AbbVie, Inc.	26,870	4,164,044
Biogen, Inc.*	9,030	2,336,693
Total		6,500,737

Building Products 3.70%
Allegion PLC (Ireland)(b)	30,190	3,824,771
Masco Corp.	59,050	3,955,169
Masonite International Corp.*	9,220	780,565
Total		8,560,505

Capital Markets 6.98%
Ameriprise Financial, Inc.	7,650	2,905,700
Charles Schwab Corp.	75,440	5,190,272
KKR & Co., Inc.	55,870	4,628,829
Morgan Stanley	36,730	3,425,073
Total		16,149,874

Chemicals 1.47%
Avient Corp.	81,790	3,400,010

Construction & Engineering 1.28%
EMCOR Group, Inc.	13,770	2,966,471

Construction Materials 1.61%
CRH PLC (Ireland)(b)	54,040	3,737,406
Investments	Shares	Fair Value
Consumer Staples Distribution & Retail 3.42%
BJ’s Wholesale Club Holdings, Inc.*	53,430	$3,561,644
Target Corp.	30,520	4,346,658
Total		7,908,302

Electric: Utilities 2.86%
Entergy Corp.	22,639	2,290,840
FirstEnergy Corp.	61,652	2,260,162
NextEra Energy, Inc.	34,040	2,067,590
Total		6,618,592

Electronic Equipment, Instruments & Components 3.51%
Crane NXT Co.	37,710	2,144,568
Mirion Technologies, Inc.*	337,840	3,462,860
Teledyne Technologies, Inc.*	5,640	2,517,075
Total		8,124,503

Energy Equipment & Services 1.46%
TechnipFMC PLC (United Kingdom)(b)	167,620	3,375,867

Financial Services 2.39%
Fiserv, Inc.*	28,010	3,720,848
PayPal Holdings, Inc.*	29,480	1,810,367
Total		5,531,215

Ground Transportation 3.07%
Landstar System, Inc.	16,000	3,098,400
Norfolk Southern Corp.	16,930	4,001,914
Total		7,100,314

Health Care Equipment & Supplies 0.87%
Becton Dickinson & Co.	8,290	2,021,351

Health Care Providers & Services 7.06%
Laboratory Corp. of America Holdings	15,260	3,468,445
Molina Healthcare, Inc.*	13,030	4,707,869
Tenet Healthcare Corp.*	50,730	3,833,666
UnitedHealth Group, Inc.	8,250	4,343,378
Total		16,353,358

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2023

Investments	Shares	Fair Value
Hotels, Restaurants & Leisure 1.11%
Caesars Entertainment, Inc.*	54,830	$2,570,430

Household Durables 1.31%
Helen of Troy Ltd.*	25,090	3,031,123

Household Products 1.10%
Spectrum Brands Holdings, Inc.	31,900	2,544,663

Industrial REITS 0.93%
Prologis, Inc.	16,060	2,140,798

Insurance 6.02%
Allstate Corp.	35,500	4,969,290
Arch Capital Group Ltd.*	35,270	2,619,503
Kemper Corp.	58,980	2,870,557
RenaissanceRe Holdings Ltd.	17,800	3,488,800
Total		13,948,150

Interactive Media & Services 2.67%
Alphabet, Inc. Class A*	44,180	6,171,504

Life Sciences Tools & Services 1.26%
Thermo Fisher Scientific, Inc.	5,500	2,919,345

Machinery 3.19%
Crane Co.	28,170	3,328,004
Parker-Hannifin Corp.	8,780	4,044,946
Total		7,372,950

Media 1.50%
Comcast Corp. Class A	79,090	3,468,097

Metals & Mining 0.93%
Reliance Steel & Aluminum Co.	7,680	2,147,942

Oil, Gas & Consumable Fuels 6.89%
Chesapeake Energy Corp.	52,660	4,051,660
Permian Resources Corp.	244,560	3,326,016
Pioneer Natural Resources Co.	14,160	3,184,301
Shell PLC ADR	82,030	5,397,574
Total		15,959,551
Investments	Shares	Fair Value
Personal Care Products 1.54%
BellRing Brands, Inc.*	64,440	$3,571,909

Professional Services 1.51%
WNS Holdings Ltd. ADR*	55,390	3,500,648

Real Estate Management & Development 1.47%
CBRE Group, Inc. Class A*	36,660	3,412,679

Residential REITS 0.88%
American Homes 4 Rent Class A	56,730	2,040,011

Semiconductors & Semiconductor Equipment 3.81%
KLA Corp.	4,010	2,331,013
Micron Technology, Inc.	39,850	3,400,799
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	29,790	3,098,160
Total		8,829,972

Software 3.62%
Adobe, Inc.*	6,160	3,675,056
Microsoft Corp.	12,540	4,715,542
Total		8,390,598

Specialty Retail 3.75%
AutoZone, Inc.*	840	2,171,912
Lowe’s Cos., Inc.	12,950	2,882,023
Valvoline, Inc.*	96,380	3,621,960
Total		8,675,895

Technology Hardware, Storage & Peripherals 1.39%
NetApp, Inc.	36,550	3,222,248

Trading Companies & Distributors 2.07%
AerCap Holdings NV (Ireland)*(b)	64,580	4,799,586
Total Common Stocks (cost $206,512,664)		230,297,101

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2023

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.54%

Repurchase Agreements 0.54%
Repurchase Agreement dated 12/29/2023, 2.800% due 1/2/2024 with Fixed Income Clearing Corp. collateralized by $1,250,400 of U.S. Treasury Note at 4.630% due 3/15/2026; value: $1,278,560; proceeds: $1,253,785 (cost $1,253,395)	$1,253,395	$1,253,395
Total Investments in Securities 100.01% (cost $207,766,059)		231,550,496
Other Assets and Liabilities – Net (0.01)%		(28,886)
Net Assets 100.00%		$231,521,610

ADR	American Depositary Receipt.
REITS	Real Estate Investment Trusts.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$–	$3,501,006	$–	$3,501,006
Remaining Industries	226,796,095	–	–	226,796,095
Short-Term Investments
Repurchase Agreements	–	1,253,395	–	1,253,395
Total	$226,796,095	$4,754,401	$–	$231,550,496

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2023

ASSETS:
Investments in securities, at fair value (cost $207,766,059)	$231,550,496
Receivables:
Investment securities sold	304,943
Interest and dividends	169,043
Capital shares sold	25,306
From advisor (See Note 3)	23,314
Prepaid expenses and other assets	3,446
Total assets	232,076,548
LIABILITIES:
Payables:
Transfer agent fees	181,308
Management fee	137,940
Capital shares reacquired	92,951
Directors’ fees	43,406
Fund administration	7,447
Foreign currency overdraft (cost $5)	5
Accrued expenses	91,881
Total liabilities	554,938
NET ASSETS	$231,521,610
COMPOSITION OF NET ASSETS:
Paid-in capital	$216,517,999
Total distributable earnings (loss)	15,003,611
Net Assets	$231,521,610
Outstanding shares (110 million shares of common stock authorized, $.001 par value)	13,791,820
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.79

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $19,314)	$3,696,619
Interest and other	81,217
Total investment income	3,777,836
Expenses:
Management fee	1,590,673
Non 12b-1 service fees	538,160
Shareholder servicing	217,955
Fund administration	85,970
Professional	47,437
Custody	45,336
Reports to shareholders	29,765
Directors’ fees	6,129
Other	27,591
Gross expenses	2,589,016
Expense reductions (See Note 8)	(2,140)
Fees waived and expenses reimbursed (See Note 3)	(265,686)
Net expenses	2,321,190
Net investment income	1,456,646
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(393,423)
Net realized gain (loss) on foreign currency related transactions	(1,583)
Net change in unrealized appreciation/depreciation on investments	21,233,147
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	2,072
Net realized and unrealized gain (loss)	20,840,213
Net Increase in Net Assets Resulting From Operations	$22,296,859

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income	$1,456,646	$2,145,067
Net realized gain (loss) on investments and foreign currency related transactions	(395,006)	21,761,097
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	21,235,219	(60,158,996)
Net increase (decrease) in net assets resulting from operations	22,296,859	(36,252,832)
Distributions to shareholders:	(7,884,333)	(26,291,775)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	192,349,071	55,747,790
Reinvestment of distributions	7,884,333	26,291,775
Cost of shares reacquired	(156,724,660)	(161,060,237)
Net increase (decrease) in net assets resulting from capital share transactions	43,508,744	(79,020,672)
Net increase (decrease) in net assets	57,921,270	(141,565,279)
NET ASSETS:
Beginning of year	$173,600,340	$315,165,619
End of year	$231,521,610	$173,600,340

12	See Notes to Financial Statements.

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13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2023	$15.16	$0.11	$2.11		$2.22	$(0.10)	$(0.49)	$(0.59)
12/31/2022	20.11	0.18	(2.62)		(2.44)	(0.19)	(2.32)	(2.51)
12/31/2021	16.61	0.15	4.36		4.51	(0.16)	(0.85)	(1.01)
12/31/2020	16.55	0.22	0.05	(c)	0.27	(0.19)	(0.02)	(0.21)
12/31/2019	14.13	0.21	2.84		3.05	(0.21)	(0.42)	(0.63)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended December 31, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$16.79	14.63	1.08	1.20	0.68	$231,522	102
15.16	(11.98)	1.08	1.21	1.03	173,600	62
20.11	27.31	1.08	1.17	0.78	315,166	76
16.61	1.77	1.08	1.19	1.48	302,203	130
16.55	21.51	1.11	1.19	1.35	327,999	124

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2023. This report covers Fundamental Equity Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation—Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including

16

Notes to Financial Statements (continued)

observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions—Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income—Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes—It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2020 through December 31, 2023. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(e)	Expenses—Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions—The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements—The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and

17

Notes to Financial Statements (continued)

simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements—Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

18

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2023, the effective management fee, net of any applicable waiver, was at an annualized rate of .64% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $45,336 of fund administration fees during the fiscal year ended December 31, 2023.

For the fiscal year ended December 31, 2023 and continuing through April 30, 2025, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses (excluding certain expenses) to an annual rate of 1.08%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations. These servicing fees are accrued daily and payable monthly.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Fundamental Equity Portfolio	$–	$1,296,132	$6,588,201	$–	$7,884,333

19

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Fundamental Equity Portfolio	$–	$2,032,225	$24,259,550	$–	$26,291,775

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss)
Series Fund-Fundamental Equity Portfolio	$–	$–	$–	$(803,677)	$15,850,694	$(43,406)	$15,003,611

At the Fund’s election, certain losses incurred within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer qualified late-year ordinary losses and/or post-October capital losses as follows:

Fund	Late-Year Ordinary Losses	Short-Term Losses	Long-Term Losses
Series Fund-Fundamental Equity Portfolio	$–	$119,724	$(923,401)

As of December 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Series Fund-Fundamental Equity Portfolio	$215,700,146	$25,985,312	$(10,134,927)	$15,850,385

Permanent items identified, as shown below, have been reclassified among the components of net assets based on their tax treatment. The permanent differences are primarily attributable to the tax treatment of certain distributions.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Series Fund-Fundamental Equity Portfolio	$12,164	$(12,164)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the fiscal year ended December 31, 2023 were as follows:

Purchases	Sales
$253,877,354	$216,930,324

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2023.

20

Notes to Financial Statements (continued)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2023, the Fund engaged in cross-trade purchases of $1,308,986 and sales of $63,366 which resulted in a net realized gain (loss) of $1,308.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$1,253,395	$–	$1,253,395
Total	$1,253,395	$–	$1,253,395

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,253,395	$–	$–	$(1,253,395)	$–
Total	$1,253,395	$–	$–	$(1,253,395)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2023.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees in the Statement of Operations and in Directors’ fees payable in the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

21

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Company had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. The arrangement with the Fund’s prior transfer agent was discontinued effective March 6, 2023.

9.	LINE OF CREDIT

For the period ended August 2, 2023, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

For the period ended August 2, 2023, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2023, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2023, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

22

Notes to Financial Statements (continued)

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income in the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2023, the Fund did not have any securities on loan.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

23

Notes to Financial Statements (concluded)

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares sold	12,113,853	2,985,626
Reinvestment of distributions	473,041	1,719,970
Shares reacquired	(10,244,527)	(8,927,942)
Increase (decrease)	2,342,367	(4,222,346)

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Equity Portfolio (the “Fund”), one of the funds constituting Lord Abbett Series Fund, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 14, 2024

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Board Member Chair (since 2024) Vice Chair (2023)	Principal Occupation: None. Other Directorships: None.

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of Century Link Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as Director of Johnson & Johnson (2005-2022); Director of Xerox Corporation (2007-2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021-2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine–School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006

Principal Occupation: Chair of Tullis Health Investors - FL LLC (since 2019, CEO from 2012-2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019-2023); Director of electroCore, Inc. (2018-2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

27

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014-2018).

Brooke A. Fapohunda (1975)	Vice President, Secretary, Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017-2021).

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019-2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014-2019).

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018-2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Series Fund-Fundamental Equity Portfolio	100%	0%

Of the distributions paid to the shareholders during the most recently ended fiscal year, the following amounts represent long-term capital gains:

Fund Name	Long-Term Capital Gains
Series Fund-Fundamental Equity Portfolio	$6,588,201

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Fundamental Equity Portfolio	SFFE-PORT-2 (02/24)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund — Growth and Income Portfolio

For the fiscal year ended December 31, 2023

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund – Growth and Income Portfolio
Annual Report

For the fiscal year ended December 31, 2023

From left to right: Evelyn E. Guernsey, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Growth and Income Portfolio for the fiscal year ended December 31, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2023, the Fund returned 13.19%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index*, which returned 11.46% over the same period.

Markets had to endure a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an

1

underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, U.S. equities delivered positive returns with the S&P 500 Index up 26.3% over the period. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (26.5% vs 16.9%, respectively), while growth stocks4 outperformed value stocks5 (41.2% vs 11.7%, respectively).

The Fund’s position in Parker-Hannifin Corporation, which engages in the manufacturing of motion and control technologies, contributed to relative performance over the period. Shares rallied after the company reported third quarter earnings above expectations. The company also raised fiscal year guidance for earnings and organic sales growth.

The Fund’s position in Adobe, Inc., which engages in the provision of digital marketing and media solutions, also contributed to relative performance. Shares rallied after the company reported strong second quarter earnings and raised fiscal year guidance.

Conversely, one of the largest detractors from relative performance during period was the Fund’s lack of exposure to Meta Platforms, Inc., which engages in the development of social media applications. U.S. equity market performance over the last year was dominated by a small group of mega cap companies, including Meta, and the Fund’s lack of exposure detracted from relative returns.

The Fund’s position in Organon & Co., a science-based global pharmaceutical company, also detracted from relative performance. Shares of the stock fell after the company reported fourth-quarter and full-year financial results that came in below consensus expectations, which was partially driven by a decline in sales of NuvaRing as it continues to be impacted by generic competition.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

1 Factset.

2 As represented by the Russell 1000® Index as of 12/31/23.

3 As represented by the Russell 2000® Index as of 12/31/23.

4 As represented by the Russell 3000® Growth Index as of 12/31/23.

5 As represented by the Russell 3000® Value Index as of 12/31/23.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

2

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2023

	1 Year	5 Years	10 Years
Class VC	13.19%	10.72%	7.81%

[1]	Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/23 – 12/31/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/23	12/31/23	7/1/23 - 12/31/23
Class VC
Actual	$1,000.00	$1,078.30	$4.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2023

Sector*	%**
Communication Services	4.55%
Consumer Discretionary	6.47%
Consumer Staples	5.94%
Energy	8.50%
Financials	23.84%
Health Care	13.10%
Industrials	15.53%
Information Technology	10.95%
Materials	4.14%
Real Estate	3.42%
Utilities	2.97%
Repurchase Agreements	0.59%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

6

Schedule of Investments

December 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.41%

COMMON STOCKS 99.41%

Aerospace & Defense 1.82%
Lockheed Martin Corp.	19,720	$8,937,893

Air Freight & Logistics 1.00%
Expeditors International of Washington, Inc.	38,550	4,903,560

Banks 6.02%
JPMorgan Chase & Co.	110,730	18,835,173
Wells Fargo & Co.	219,230	10,790,501
Total		29,625,674

Beverages 1.51%
Carlsberg AS Class B(a)	59,020	7,406,070

Biotechnology 3.08%
AbbVie, Inc.	65,570	10,161,383
Biogen, Inc.*	19,220	4,973,559
Total		15,134,942

Building Products 5.44%
Allegion PLC (Ireland)(b)	64,740	8,201,911
Builders FirstSource, Inc.*	53,050	8,856,167
Masco Corp.	144,470	9,676,600
Total		26,734,678

Capital Markets 7.21%
Ameriprise Financial, Inc.	16,210	6,157,044
Charles Schwab Corp.	167,109	11,497,099
KKR & Co., Inc.	118,110	9,785,414
Morgan Stanley	85,710	7,992,458
Total		35,432,015

Chemicals 1.50%
Dow, Inc.	134,320	7,366,109

Construction & Engineering 1.57%
EMCOR Group, Inc.	35,930	7,740,400

Construction Materials 1.67%
CRH PLC (Ireland)(b)	118,610	8,203,068
Investments	Shares	Fair Value
Consumer Finance 1.46%
American Express Co.	38,410	$7,195,729

Consumer Staples Distribution & Retail 3.50%
BJ’s Wholesale Club
Holdings, Inc.*	116,957	7,796,354
Target Corp.	66,169	9,423,789
Total		17,220,143

Electric: Utilities 2.98%
Entergy Corp.	48,377	4,895,269
FirstEnergy Corp.	131,972	4,838,093
NextEra Energy, Inc.	80,650	4,898,681
Total		14,632,043

Electronic Equipment, Instruments & Components 1.27%
Teledyne Technologies, Inc.*	13,990	6,243,597

Energy Equipment & Services 2.01%
Schlumberger NV	190,160	9,895,926

Financial Services 2.61%
Fiserv, Inc.*	66,640	8,852,457
PayPal Holdings, Inc.*	64,680	3,971,999
Total		12,824,456

Ground Transportation 1.78%
Norfolk Southern Corp.	37,130	8,776,789

Health Care Equipment & Supplies 1.13%
Becton Dickinson & Co.	22,880	5,578,830

Health Care Providers & Services 7.38%
Laboratory Corp. of America
Holdings	38,740	8,805,215
McKesson Corp.	16,670	7,717,877
Molina Healthcare, Inc.*	26,659	9,632,163
UnitedHealth Group, Inc.	19,230	10,124,018
Total		36,279,273

Hotels, Restaurants & Leisure 1.15%
Caesars Entertainment, Inc.*	120,810	5,663,573

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2023

Investments	Shares	Fair Value
Household Products 0.93%
Procter & Gamble Co.	31,150	$4,564,721

Industrial REITS 0.95%
Prologis, Inc.	35,190	4,690,827

Insurance 6.54%
Allstate Corp.	86,440	12,099,871
Arch Capital Group Ltd.*	87,490	6,497,883
Arthur J Gallagher & Co.	26,990	6,069,511
RenaissanceRe Holdings Ltd.	38,100	7,467,600
Total		32,134,865

Interactive Media & Services 2.64%
Alphabet, Inc. Class A*	92,880	12,974,407

Life Sciences Tools & Services 1.51%
Thermo Fisher Scientific, Inc.	13,960	7,409,828

Machinery 1.84%
Parker-Hannifin Corp.	19,670	9,061,969

Media 1.91%
Comcast Corp. Class A	213,710	9,371,184

Metals & Mining 0.97%
Reliance Steel & Aluminum Co.	17,030	4,762,950

Oil, Gas & Consumable Fuels 6.49%
Chesapeake Energy Corp.	116,520	8,965,049
Pioneer Natural Resources Co.	46,770	10,517,638
Shell PLC ADR	188,850	12,426,330
Total		31,909,017

Real Estate Management & Development 1.52%
CBRE Group, Inc. Class A*	80,510	7,494,676

Residential REITS 0.94%
American Homes 4 Rent Class A	129,320	4,650,347
Investments	Shares	Fair Value
Semiconductors & Semiconductor Equipment 4.10%
KLA Corp.	8,630	$5,016,619
Micron Technology, Inc.	90,910	7,758,260
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	71,080	7,392,320
Total		20,167,199

Software 3.92%
Adobe, Inc.*	13,280	7,922,848
Microsoft Corp.	30,140	11,333,846
Total		19,256,694

Specialty Retail 5.32%
AutoZone, Inc.*	1,810	4,679,954
Best Buy Co., Inc.	94,880	7,427,206
Lowe’s Cos., Inc.	27,000	6,008,850
Valvoline, Inc.*	213,470	8,022,203
Total		26,138,213

Technology Hardware, Storage & Peripherals 1.66%
NetApp, Inc.	92,650	8,168,024

Trading Companies & Distributors 2.08%
AerCap Holdings NV (Ireland)*(b)	137,370	10,209,338
Total Common Stocks (cost $391,016,614)		488,759,027

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2023

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.59%

Repurchase Agreements 0.59%
Repurchase Agreement dated 12/29/2023, 2.800% due 1/2/2024 with Fixed Income Clearing Corp. collateralized by $2,869,500 of U.S. Treasury Note at 4.630% due 3/15/2026; value: $2,934,124; proceeds: $2,877,439 (cost $2,876,544)	$2,876,544	$2,876,544
Total Investments in Securities 100.00% (cost $393,893,158)		491,635,571
Other Assets and Liabilities – Net 0.00%		9,845
Net Assets 100.00%		$491,645,416

ADR	American Depositary Receipt.
REITS	Real Estate Investment Trusts.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$—	$7,406,070	$—	$7,406,070
Remaining Industries	481,352,957	—	—	481,352,957
Short-Term Investments
Repurchase Agreements	—	2,876,544	—	2,876,544
Total	$481,352,957	$10,282,614	$—	$491,635,571

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2023

ASSETS:
Investments in securities, at fair value (cost $393,893,158)	$491,635,571
Receivables:
Investment securities sold	573,331
Interest and dividends	494,542
Capital shares sold	224,415
Prepaid expenses and other assets	4,613
Total assets	492,932,472
LIABILITIES:
Payables:
Transfer agent fees	740,127
Management fee	205,022
Capital shares reacquired	131,248
Directors’ fees	129,216
Fund administration	16,402
Foreign currency overdraft (cost $3)	3
Accrued expenses	65,038
Total liabilities	1,287,056
NET ASSETS	$491,645,416
COMPOSITION OF NET ASSETS:
Paid-in capital	$397,240,168
Total distributable earnings (loss)	94,405,248
Net Assets	$491,645,416
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	13,632,589
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$36.06

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $41,534)	$8,917,871
Interest and other	109,389
Total investment income	9,027,260
Expenses:
Management fee	2,398,592
Non 12b-1 service fees	1,200,105
Shareholder servicing	489,700
Fund administration	191,887
Professional	59,499
Reports to shareholders	18,901
Custody	18,020
Directors’ fees	13,811
Other	71,033
Gross expenses	4,461,548
Expense reductions (See Note 8)	(4,415)
Fees waived and expenses reimbursed (See Note 3)	(18,020)
Net expenses	4,439,113
Net investment income	4,588,147
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	6,047,409
Net realized gain (loss) on foreign currency related transactions	(1,721)
Net change in unrealized appreciation/depreciation on investments	48,593,697
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	4,075
Net realized and unrealized gain (loss)	54,643,460
Net Increase in Net Assets Resulting From Operations	$59,231,607

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income	$4,588,147	$6,890,234
Net realized gain (loss) on investments and foreign currency related transactions	6,045,688	40,540,887
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	48,597,772	(104,084,605)
Net increase (decrease) in net assets resulting from operations	59,231,607	(56,653,484)
Distributions to shareholders:	(14,082,440)	(47,082,116)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	12,759,573	11,464,087
Reinvestment of distributions	14,082,440	47,082,116
Cost of shares reacquired	(66,604,615)	(79,149,333)
Net decrease in net assets resulting from capital share transactions	(39,762,602)	(20,603,130)
Net increase (decrease) in net assets	5,386,565	(124,338,730)
NET ASSETS:
Beginning of year	$486,258,851	$610,597,581
End of year	$491,645,416	$486,258,851

12	See Notes to Financial Statements.

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13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net invest- ment income	Net realized gain	Total distri- butions
12/31/2023	$32.80	$0.33	$ 3.98	$ 4.31	$(0.33)	$(0.72)	$(1.05)
12/31/2022	40.04	0.48	(4.29)	(3.81)	(0.48)	(2.95)	(3.43)
12/31/2021	34.94	0.41	9.63	10.04	(0.44)	(4.50)	(4.94)
12/31/2020	34.57	0.53	0.39	0.92	(0.55)	—	(0.55)
12/31/2019	30.65	0.55	6.31	6.86	(0.58)	(2.36)	(2.94)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$36.06	13.19	0.92	0.93	0.96	$491,645	28
32.80	(9.44)	0.93	0.94	1.31	486,259	36
40.04	29.02	0.92	0.93	1.03	610,598	66
34.94	2.70	0.94	0.94	1.70	552,858	67
34.57	22.49	0.94	0.94	1.59	581,851	76

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2023. This report covers Growth and Income Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation—Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book

16

Notes to Financial Statements (continued)

values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions—Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified- cost method.

(c)	Investment Income—Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes—It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2020 through December 31, 2023. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(e)	Expenses—Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions—The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements—The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and

17

Notes to Financial Statements (continued)

simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements— Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

18

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2023, the effective management fee, net of any applicable waiver, was at an annualized rate of .50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $18,020 of fund administration fees during the fiscal year ended December 31, 2023.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations. These servicing fees are accrued daily and payable monthly.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Growth & Income Portfolio	$–	$5,541,198	$8,541,242	$–	$14,082,440

19

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Growth & Income Portfolio	$–	$6,633,583	$40,448,533	$–	$47,082,116

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss)
Series Fund-Growth & Income Portfolio	$–	$–	$–	$(2,546,718)	$97,081,182	$(129,216)	$94,405,248

At the Fund’s election, certain losses incurred within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer qualified late-year ordinary losses and/or post-October capital losses as follows:

Fund	Late-Year Ordinary Losses	Short-Term Losses	Long-Term Losses
Series Fund-Growth & Income Portfolio	$–	$(101,177)	$(2,445,541)

As of December 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Series Fund-Growth & Income Portfolio	$394,555,121	$110,429,649	$(13,349,175)	$97,080,474

Permanent items identified, as shown below, have been reclassified among the components of net assets based on their tax treatment. The permanent differences are primarily attributable to the tax treatment of certain distributions.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Series Fund-Growth & Income Portfolio	$13,817	$(13,817)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the fiscal year ended December 31, 2023 were as follows:

Purchases	Sales
$132,219,945	$179,781,180

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2023.

20

Notes to Financial Statements (continued)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2023, the Fund did not engage in cross-trade purchases or sales.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$2,876,544	$–	$2,876,544
Total	$2,876,544	$–	$2,876,544

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,876,544	$–	$–	$(2,876,544)	$–
Total	$2,876,544	$–	$–	$(2,876,544)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2023.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued

21

Notes to Financial Statements (continued)

thereon are included in Directors’ fees in the Statement of Operations and in Directors’ fees payable in the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. The arrangement with the Fund’s prior transfer agent was discontinued effective March 6, 2023.

9.	LINE OF CREDIT

For the period ended August 2, 2023, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

For the period ended August 2, 2023, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2023, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2023, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

22

Notes to Financial Statements (continued)

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2023, the Fund did not have any securities on loan.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

23

Notes to Financial Statements (concluded)

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares sold	379,505	312,982
Reinvestment of distributions	393,445	1,438,694
Shares reacquired	(1,963,239)	(2,177,278)
Decrease	(1,190,289)	(425,602)

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth and Income Portfolio (the “Fund”), one of the funds constituting Lord Abbett Series Fund, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

February 14, 2024

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Board Member Chair (since 2024) Vice Chair (2023)	Principal Occupation: None. Other Directorships: None.

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as Director of Johnson & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021–2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine–School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006

Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2019, CEO from 2012–2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019–2023); Director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

27

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Brooke A. Fapohunda (1975)	Vice President, Secretary, Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Series Fund-Growth & Income Portfolio	100%	0%

Of the distributions paid to the shareholders during the most recently ended fiscal year, the following amounts represent long-term capital gains:

Fund Name	Long-Term Capital Gains
Series Fund-Growth & Income Portfolio	$8,541,242

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Growth and Income Portfolio	LASFGI-2 (02/24)

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund — Growth Opportunities Portfolio

For the fiscal year ended December 31, 2023

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Funds – Growth Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2023

From left to right: Evelyn E. Guernsey, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Growth Opportunities Portfolio for the fiscal year ended December 31, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2023, the Fund returned 10.67%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index*, which returned 25.87% over the same period.

Markets had to endure a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns that corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, U.S. equities delivered positive returns with the S&P 500

1

Index up 26.3% over the period. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (26.5% vs 16.9%, respectively), while growth stocks4 outperformed value stocks5 (41.2% vs 11.7%, respectively).

Security selection within the Information Technology sector was a primary detractor from relative performance over the period. The portfolio’s position in Enphase Energy, Inc., which develops solar micro-inverters, battery energy storage, and electric vehicle charging stations, weighed on relative performance. Entering 2023, Enphase was one of the Fund’s largest active overweights, though we began to trim the position in the beginning of the first quarter amid falling natural gas prices. The stock also faced additional headwinds as demand within the California residential solar market began to slow.

Security selection within the Health Care sector also detracted from relative performance. Shares of Apellis Pharmaceuticals, Inc., a commercial-stage biopharmaceutical company, fell in the third quarter of 2023 in response to disappointing clinical trial results, where a very small population of candidates being treated for eye disease experienced blindness. We subsequently exited the position following the report.

Conversely, although security selection within the Information Technology sector was a net detractor from relative performance over the period, the portfolio’s position in Shopify, Inc., an e-commerce company that helps small businesses build online stores and sell products, was a standout contributor to relative performance. Shares of the stock benefitted from a string of quarterly earnings results, driven by continued robust e-commerce demand on its platform.

Within the Consumer Discretionary sector, the portfolio’s position in MercadoLibre, Inc., Latin America’s largest e-commerce company, also contributed to relative performance. After suffering losses in recent years due to investments in fulfillment and distribution capabilities, the company has begun to see the benefits of those investments as profitability returned in recent quarters. Bottom line results have also been positively impacted by strength in their credit and advertising segments.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

1

Factset.

2

As represented by the Russell 1000® Index as of 12/31/23.

3

As represented by the Russell 2000® Index as of 12/31/23.

4

As represented by the Russell 3000® Growth Index as of 12/31/23.

5

As represented by the Russell 3000® Value Index as of 12/31/23.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

2

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Class VC	10.67%	8.60%	7.12%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/23 – 12/31/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/23	12/31/23	7/1/23 - 12/31/23
Class VC
Actual	$1,000.00	$991.10	$5.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2023

Sector*	%**
Communication Services	7.72%
Consumer Discretionary	16.11%
Consumer Staples	0.71%
Energy	1.41%
Financials	6.28%
Health Care	13.07%
Industrials	17.12%
Information Technology	35.93%
Repurchase Agreements	1.39%
Money Market Funds(a)	0.23%
Time Deposits(a)	0.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

6

Schedule of Investments

December 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.82%

COMMON STOCKS 98.82%

Aerospace & Defense 4.00%
AeroVironment, Inc.*	2,826	$356,189
Axon Enterprise, Inc.*	5,505	1,422,107
TransDigm Group, Inc.	1,391	1,407,135
Total		3,185,431

Beverages 0.71%
Celsius Holdings, Inc.*	10,444	569,407

Biotechnology 7.86%
Arcellx, Inc.*	7,903	438,616
Blueprint Medicines Corp.*	7,610	701,946
Bridgebio Pharma, Inc.*	16,758	676,521
Cytokinetics, Inc.*	19,212	1,604,010
Krystal Biotech, Inc.*	6,998	868,172
Natera, Inc.*	17,546	1,099,081
Neurocrine Biosciences, Inc.*	6,651	876,336
Total		6,264,682

Broadline Retail 1.97%
MercadoLibre, Inc. (Uruguay)*(a)	1,001	1,573,111

Building Products 2.21%
Lennox International, Inc.	1,329	594,754
Trex Co., Inc.*	14,055	1,163,613
Total		1,758,367

Capital Markets 3.69%
ARES Management Corp. Class A	7,007	833,273
Cboe Global Markets, Inc.	4,310	769,594
Coinbase Global, Inc. Class A*	3,707	644,721
Tradeweb Markets, Inc. Class A	7,665	696,595
Total		2,944,183

Commercial Services & Supplies 1.28%
Copart, Inc.*	20,878	1,023,022

Communications Equipment 2.03%
Arista Networks, Inc.*	6,864	1,616,541

Investments	Shares	Fair Value
Construction & Engineering 3.52%
Comfort Systems USA, Inc.	4,830	$993,386
EMCOR Group, Inc.	3,722	801,831
Quanta Services, Inc.	4,698	1,013,828
Total		2,809,045

Diversified Consumer Services 2.05%
Duolingo, Inc.*	7,213	1,636,269

Electrical Equipment 1.65%
Vertiv Holdings Co. Class A	27,364	1,314,293

Entertainment 5.11%
Live Nation Entertainment, Inc.*	6,739	630,770
Roku, Inc.*	16,627	1,524,031
Spotify Technology SA (Sweden)*(a)	10,196	1,915,930
Total		4,070,731

Financial Services 2.62%
Affirm Holdings, Inc.*	17,583	864,028
Apollo Global Management, Inc.	13,094	1,220,230
Total		2,084,258

Ground Transportation 1.88%
Saia, Inc.*	3,426	1,501,342

Health Care Equipment & Supplies 4.76%
Dexcom, Inc.*	10,157	1,260,382
IDEXX Laboratories, Inc.*	1,853	1,028,508
RxSight, Inc.*	16,626	670,360
TransMedics Group, Inc.*	10,592	836,027
Total		3,795,277

Hotels, Restaurants & Leisure 6.92%
Chipotle Mexican Grill, Inc.*	384	878,193
DoorDash, Inc. Class A*	23,577	2,331,529
DraftKings, Inc. Class A*	48,251	1,700,848
Wingstop, Inc.	2,371	608,351
Total		5,518,921

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2023

Investments	Shares	Fair Value
Household Durables 0.77%
Lennar Corp. Class A	4,131	$615,684

Information Technology Services 5.81%
Globant SA (Uruguay)*(a)	2,619	623,270
MongoDB, Inc.*	5,765	2,357,020
Shopify, Inc. Class A (Canada)*(a)	21,221	1,653,116
Total		4,633,406

Interactive Media & Services 1.65%
Pinterest, Inc. Class A*	35,570	1,317,513

Life Sciences Tools & Services 0.52%
10X Genomics, Inc. Class A*	7,334	410,411

Machinery 0.86%
Symbotic, Inc.*(b)	13,308	683,100

Media 1.00%
Trade Desk, Inc. Class A*	11,059	795,806

Oil, Gas & Consumable Fuels 1.42%
Cheniere Energy, Inc.	6,611	1,128,564

Professional Services 1.80%
Booz Allen Hamilton Holding Corp.	4,809	615,119
Verisk Analytics, Inc.	3,427	818,573
Total		1,433,692

Semiconductors & Semiconductor Equipment 5.45%
KLA Corp.	1,464	851,023
Monolithic Power Systems, Inc.	2,816	1,776,277
Rambus, Inc.*	25,164	1,717,443
Total		4,344,743
Investments	Shares	Fair Value
Software 21.37%
AppLovin Corp. Class A*	20,853	$830,992
Cadence Design Systems, Inc.*	4,433	1,207,416
Crowdstrike Holdings, Inc. Class A*	6,582	1,680,516
CyberArk Software Ltd. (Israel)*(a)	4,841	1,060,421
Datadog, Inc. Class A*	13,619	1,653,074
Dynatrace, Inc.*	28,972	1,584,424
Elastic NV*	9,079	1,023,203
Gitlab, Inc. Class A*	16,196	1,019,700
HubSpot, Inc.*	2,563	1,487,924
Manhattan Associates, Inc.*	3,445	741,777
Monday.com Ltd. (Israel)*(a)	5,736	1,077,278
Palantir Technologies, Inc. Class A*	27,585	473,635
Procore Technologies, Inc.*	12,002	830,779
Samsara, Inc. Class A*	18,120	604,846
Synopsys, Inc.*	1,450	746,620
Zscaler, Inc.*	4,573	1,013,194
Total		17,035,799

Specialty Retail 1.00%
Ross Stores, Inc.	5,751	795,881

Technology Hardware, Storage & Peripherals 1.44%
Super Micro Computer, Inc.*	4,024	1,143,862

Textiles, Apparel & Luxury Goods 3.47%
Deckers Outdoor Corp.*	1,713	1,145,020
Lululemon Athletica, Inc. (Canada)*(a)	3,168	1,619,767
Total		2,764,787
Total Common Stocks (cost $71,560,574)		78,768,128

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.66%

Repurchase Agreements 1.40%
Repurchase Agreement dated 12/29/2023, 2.800% due 1/2/2024 with Fixed Income Clearing Corp. collateralized by $1,112,200 of U.S. Treasury Note at 4.630% due 3/15/2026; value: $1,137,248; proceeds: $1,115,252 (cost $1,114,905)	$1,114,905	$1,114,905

	Shares
Money Market Funds 0.23%
Fidelity Government Portfolio(c) (cost $184,780)	184,780	184,780

Time Deposits 0.03%
CitiBank N.A.(c) (cost $20,531)	20,531	20,531
Total Short-Term Investments (cost $1,320,216)		1,320,216
Total Investments in Securities 100.48% (cost $72,880,790)		80,088,344
Other Assets and Liabilities – Net (0.48)%		(381,808)
Net Assets 100.00%		$79,706,536

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$78,768,128	$–	$–	$78,768,128
Short-Term Investments
Repurchase Agreements	–	1,114,905	–	1,114,905
Money Market Funds	184,780	–	–	184,780
Time Deposits	–	20,531	–	20,531
Total	$78,952,908	$1,135,436	$–	$80,088,344

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2023

ASSETS:
Investments in securities, at fair value including $193,873 of securities loaned (cost $72,880,790)	$80,088,344
Receivables:
Capital shares sold	12,212
Interest and dividends	4,961
Securities lending income receivable	1,740
Prepaid expenses	328
Total assets	80,107,585

LIABILITIES:
Payables:
Payable for collateral due to broker for securities lending	205,311
Transfer agent fees	52,207
Management fee	38,271
Capital shares reacquired	19,664
Directors’ fees	16,591
Investment securities purchased	3,131
Fund administration	2,355
Accrued expenses	63,519
Total liabilities	401,049
NET ASSETS	$79,706,536
COMPOSITION OF NET ASSETS:
Paid-in capital	$85,147,416
Total distributable earnings (loss)	(5,440,880)
Net Assets	$79,706,536
Outstanding shares (110 million shares of common stock authorized, $.001 par value)	8,932,222
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$8.92

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $112)	$154,432
Securities lending net income	19,349
Interest and other	48,174
Total investment income	221,955
Expenses:
Management fee	396,873
Non 12b-1 service fees	152,954
Shareholder servicing	61,931
Professional	44,084
Fund administration	24,423
Reports to shareholders	17,121
Directors’ fees	1,663
Custody	1,397
Other	10,833
Gross expenses	711,279
Expense reductions (See Note 8)	(465)
Fees waived and expenses reimbursed (See Note 3)	(1,397)
Net expenses	709,417
Net investment loss	(487,462)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(1,926,486)
Net realized gain (loss) on foreign currency related transactions	2,695
Net change in unrealized appreciation/depreciation on investments	6,214,282
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(2,165)
Net realized and unrealized gain (loss)	4,288,326
Net Increase in Net Assets Resulting From Operations	$3,800,864

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment loss	$(487,462)	$(369,381)
Net realized gain (loss) on investments and foreign currency related transactions	(1,923,791)	(10,397,046)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,212,117	(16,723,785)
Net increase (decrease) in net assets resulting from operations	3,800,864	(27,490,212)
Distributions to shareholders:	–	(7,973,995)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	77,264,187	8,087,906
Reinvestment of distributions	–	7,973,995
Cost of shares reacquired	(50,564,703)	(25,178,720)
Net increase (decrease) in net assets resulting from capital share transactions	26,699,484	(9,116,819)
Net increase (decrease) in net assets	30,500,348	(44,581,026)
NET ASSETS:
Beginning of year	$49,206,188	$93,787,214
End of year	$79,706,536	$49,206,188

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to Shareholders from:

	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2023	$8.06	$(0.07)	$ 0.93	$ 0.86	$–	$8.92
12/31/2022	13.69	(0.06)	(4.24)	(4.30)	(1.33)	8.06
12/31/2021	16.44	(0.14)	1.18	1.04	(3.79)	13.69
12/31/2020	13.02	(0.10)	5.24	5.14	(1.72)	16.44
12/31/2019	10.48	(0.03)	3.82	3.79	(1.25)	13.02

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
10.67	1.16	1.16	(0.80)	$79,707	214
(32.53)	1.25	1.26	(0.61)	49,206	121
6.46	1.20	1.26	(0.85)	93,787	58
39.38	1.25	1.25	(0.72)	128,861	88
36.37	1.22	1.27	(0.27)	124,945	45

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2023. This report covers Growth Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book

16

Notes to Financial Statements (continued)

values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified- cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2020 through December 31, 2023. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

17

Notes to Financial Statements (continued)

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.65%
Next $3 billion	.63%
Next $1 billion	.60%
Over $5 billion	.58%

For the fiscal year ended December 31, 2023, the effective management fee, net of any applicable waiver, was at an annualized rate of .65% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $1,397 of fund administration fees during the fiscal year ended December 31, 2023.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations. These servicing fees are accrued daily and payable monthly.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

19

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Growth Opportunities Portfolio	$–	$–	$–	$–	$–

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Growth Opportunities Portfolio	$–	$363,598	$7,610,397	$–	$7,973,995

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss)
Series Fund-Growth Opportunities Portfolio	$–	$–	$–	$(11,781,009)	$6,356,720	$(16,591)	$(5,440,880)

Net capital losses recognized by the Fund may be carried forward indefinitely and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward are as follows:

Fund	Short-Term Losses	Long-Term Losses	Net Capital Losses
Series Fund-Growth Opportunities Portfolio	$(11,781,009)	$–	$(11,781,009)

As of December 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Series Fund-Growth Opportunities Portfolio	$73,731,624	$7,442,368	$(1,085,648)	$6,356,720

Permanent items identified, as shown below, have been reclassified among the components of net assets based on their tax treatment. The permanent differences are primarily attributable to the tax treatment of net operating losses.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Series Fund-Growth Opportunities Portfolio	$485,904	$(485,904)

20

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the fiscal year ended December 31, 2023 were as follows:

Purchases	Sales
$157,019,550	$129,567,417

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2023.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2023, the Fund engaged in cross-trade purchases of $582,596 and sales of $394,202 which resulted in a net realized gain (loss) of $(69,267).

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$1,114,905	$ –	$1,114,905
Total	$1,114,905	$ –	$1,114,905

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b	)
Fixed Income Clearing Corp.	$1,114,905	$–	$–		$(1,114,905)	$–
Total	$1,114,905	$–	$–		$(1,114,905)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2023.

21

Notes to Financial Statements (continued)

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees in the Statement of Operations and in Directors’ fees payable in the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. The arrangement with the Fund’s prior transfer agent was discontinued effective March 6, 2023.

9.	LINE OF CREDIT

For the period ended August 2, 2023, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

For the period ended August 2, 2023, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2023, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the

22

Notes to Financial Statements (continued)

“Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2023, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2023, the market value of securities loaned and collateral received were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$193,873	$205,311

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing also is

23

Notes to Financial Statements (concluded)

subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares sold	8,917,145	812,206
Reinvestment of distributions	–	874,341
Shares reacquired	(6,091,688)	(2,430,792)
Increase (decrease)	2,825,457	(744,245)

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Opportunities Portfolio (the “Fund”), one of the funds constituting Lord Abbett Series Fund, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 14, 2024

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Board Member Chair (since 2024) Vice Chair (2023)	Principal Occupation: None. Other Directorships: None.

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as Director of Johnson & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021–2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine–School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006;

Principal Occupation: Chair of Tullis Health Investors–FL LLC (since 2019, CEO from 2012–2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019–2023); Director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

27

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Brooke A. Fapohunda (1975)	Vice President, Secretary, Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth Opportunities Portfolio	LASFGO-2 (02/24)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Mid Cap Stock Portfolio

For the fiscal year ended December 31, 2023

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — Mid Cap Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2023

From left to right: Evelyn E. Guernsey, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Mid Cap Stock Portfolio for the fiscal year ended December 31, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2023, the Fund returned 15.42%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index*, which returned 12.71% over the same period.

Markets had to endure a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns that corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, U.S. equities delivered positive returns with the S&P 500 Index up 26.3% over the period. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (26.5% vs 16.9%, respectively), while growth stocks4 outperformed value stocks5 (41.2% vs 11.7%, respectively).

In terms of the Fund’s key performance drivers, over the 12-month period ending December 31, 2023, the Fund’s position in Spectrum Brands Holdings, Inc., a consumer products and home essentials company, contributed to relative performance. Shares rallied after the U.S. Department of Justice reached a settlement agreement related to Swedish conglomerate ASSA ABLOY’s acquisition of Spectrum Brands’ Hardware and Home Improvement division. The Fund’s position in KKR & Co., Inc., a leading alternatives investment firm, also contributed to relative performance. Shares rallied after KKR and Global Atlantic Financial Group LLC, a leading insurance company, announced a definitive agreement under which KKR will acquire the remaining 37% stake of Global Atlantic, increasing KKR’s ownership to 100%. KKR also announced a series of other strategic initiatives and its expectation that such strategic initiatives, combined with the expanded ownership of Global Atlantic, will benefit all of its per share earnings metrics.

Conversely, one of the largest detractors from relative performance during the 12-month period ending December 31, 2023, was Organon & Co., a science-based global pharmaceutical company. Shares of the stock fell after the company reported fourth-quarter and full-year financial results that came in below consensus expectations, which was partially driven by a decline in sales of NuvaRing as a result of generic competition. The Fund’s position in Euronet Worldwide, Inc., a provider of electronic payment services, also detracted from relative performance. Shares of the stock fell after the company reported second quarter earnings which were below consensus expectations and lowered third quarter guidance.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

[1]	Factset.

[2]	As represented by the Russell 1000® Index as of 12/31/23.

[3]	As represented by the Russell 2000® Index as of 12/31/23.

[4]	As represented by the Russell 3000® Growth Index as of 12/31/23.
[5]	As represented by the Russell 3000® Value Index as of 12/31/23.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Value Index and the S&P MidCap 400® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2023

	1 Year	5 Years	10 Years
Class VC	15.42%	10.64%	6.51%

[1]	Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/23 – 12/31/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/23	12/31/23	7/1/23 – 12/31/23
Class VC
Actual	$1,000.00	$1,084.20	$6.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2023

Sector*	%**
Communication Services	0.99%
Consumer Discretionary	5.88%
Consumer Staples	6.04%
Energy	6.33%
Financials	21.14%
Health Care	9.09%
Industrials	21.85%
Information Technology	10.90%
Materials	5.29%
Real Estate	4.89%
Utilities	5.94%
Repurchase Agreements	1.66%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Schedule of Investments

December 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.68%

COMMON STOCKS 98.68%

Aerospace & Defense 1.52%
Curtiss-Wright Corp.	16,910	$3,767,379

Banks 3.52%
Columbia Banking System, Inc.	166,520	4,442,754
East West Bancorp, Inc.	59,250	4,263,037
Total		8,705,791

Beverages 1.50%
Carlsberg AS Class B(a)	29,570	3,710,564

Biotechnology 1.01%
Biogen, Inc.*	9,630	2,491,955

Building Products 5.61%
Allegion PLC (Ireland)(b)	32,380	4,102,222
Builders FirstSource, Inc.*	24,480	4,086,691
Masco Corp.	84,890	5,685,933
Total		13,874,846

Capital Markets 6.08%
Ameriprise Financial, Inc.	11,420	4,337,659
KKR & Co., Inc.	77,920	6,455,672
Moelis & Co. Class A	75,410	4,232,763
Total		15,026,094

Chemicals 0.41%
Avient Corp.	24,379	1,013,435

Communications Equipment 1.15%
F5, Inc.*	15,930	2,851,151

Construction & Engineering 2.57%
AECOM	29,300	2,708,199
EMCOR Group, Inc.	16,880	3,636,458
Total		6,344,657
Investments	Shares	Fair Value
Construction Materials 2.76%
CRH PLC (Ireland)(b)	38,800	$2,683,408
Eagle Materials, Inc.	20,360	4,129,822
Total		6,813,230

Consumer Staples Distribution & Retail 3.47%
BJ’s Wholesale Club Holdings, Inc.*	58,650	3,909,609
Target Corp.	32,840	4,677,073
Total		8,586,682

Containers & Packaging 1.14%
Avery Dennison Corp.	13,910	2,812,046

Electric: Utilities 4.50%
Entergy Corp.	41,000	4,148,790
FirstEnergy Corp.	97,703	3,581,792
Portland General Electric Co.	78,489	3,401,713
Total		11,132,295

Electronic Equipment, Instruments & Components 4.17%
Crane NXT Co.	46,570	2,648,436
Keysight Technologies, Inc.*	23,370	3,717,933
Teledyne Technologies, Inc.*	8,850	3,949,667
Total		10,316,036

Energy Equipment & Services 1.40%
TechnipFMC PLC (United Kingdom)(b)	171,160	3,447,162

Financial Services 1.71%
Global Payments, Inc.	33,310	4,230,370

Ground Transportation 2.88%
Landstar System, Inc.	19,710	3,816,841
Norfolk Southern Corp.	14,020	3,314,048
Total		7,130,889

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2023

Investments	Shares	Fair Value
Health Care Providers & Services 8.12%
Cencora, Inc.	24,910	$5,116,016
Laboratory Corp. of America Holdings	21,700	4,932,193
Molina Healthcare, Inc.*	16,220	5,860,448
Tenet Healthcare Corp.*	54,980	4,154,839
Total		20,063,496

Hotels, Restaurants & Leisure 1.36%
Caesars Entertainment, Inc.*	71,650	3,358,952

Household Durables 1.40%
Helen of Troy Ltd.*	28,680	3,464,831

Household Products 1.08%
Spectrum Brands Holdings, Inc.	33,590	2,679,474

Industrial REITS 0.00%
Prologis, Inc.	1	133

Insurance 9.90%
Allstate Corp.	38,580	5,400,428
American Financial Group, Inc.	21,650	2,573,969
Arch Capital Group Ltd.*	45,100	3,349,577
Arthur J Gallagher & Co.	12,800	2,878,464
Kemper Corp.	80,590	3,922,315
RenaissanceRe Holdings Ltd.	19,390	3,800,440
White Mountains Insurance Group Ltd.	1,700	2,558,517
Total		24,483,710

Machinery 4.00%
Crane Co.	36,230	4,280,212
Parker-Hannifin Corp.	12,190	5,615,933
Total		9,896,145

Media 0.99%
Nexstar Media Group, Inc.	15,630	2,450,003

Metals & Mining 1.01%
Reliance Steel & Aluminum Co.	8,900	2,489,152
Investments	Shares	Fair Value
Multi-Utilities 1.47%
CMS Energy Corp.	62,550	$3,632,278

Oil, Gas & Consumable Fuels 4.96%
Chesapeake Energy Corp.	58,020	4,464,059
Devon Energy Corp.	98,960	4,482,888
Permian Resources Corp.	244,140	3,320,304
Total		12,267,251

Professional Services 3.14%
Maximus, Inc.	47,490	3,982,511
WNS Holdings Ltd. ADR*	59,960	3,789,472
Total		7,771,983

Real Estate Management & Development 1.75%
CBRE Group, Inc. Class A*	46,500	4,328,685

Residential REITS 1.85%
American Homes 4 Rent Class A	77,410	2,783,664
Camden Property Trust	18,070	1,794,170
Total		4,577,834

Retail REITS 1.30%
Kimco Realty Corp.	151,245	3,223,031

Semiconductors & Semiconductor Equipment 2.60%
Micron Technology, Inc.	29,790	2,542,279
Teradyne, Inc.	35,820	3,887,186
Total		6,429,465

Software 1.28%
Aspen Technology, Inc.*	14,310	3,150,347

Specialty Retail 3.14%
Best Buy Co., Inc.	48,580	3,802,843
Valvoline, Inc.*	105,140	3,951,161
Total		7,754,004

Technology Hardware, Storage & Peripherals 1.74%
NetApp, Inc.	48,660	4,289,866

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2023

Investments	Principal Amount	Fair Value
Trading Companies & Distributors 2.19%
AerCap Holdings NV (Ireland)*(b)	72,900	$5,417,928
Total Common Stocks (cost $199,799,927)		243,983,150

SHORT-TERM INVESTMENTS 1.66%

REPURCHASE AGREEMENTS 1.66%
Repurchase Agreement dated 12/29/2023, 2.800% due 1/2/2024 with Fixed Income Clearing Corp. collateralized by $4,097,300 of U.S. Treasury Note at 4.630% due 3/15/2026; value: $4,189,575; proceeds: $4,108,637 (cost $4,107,359)	$4,107,359	$4,107,359
Total Investments in Securities 100.34% (cost $203,907,286)		248,090,509
Other Assets and Liabilities – Net (0.34)%		(838,430)
Net Assets 100.00%		$247,252,079

ADR	American Depositary Receipt.
REITS	Real Estate Investment Trusts.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$–	$3,710,564	$–	$3,710,564
Remaining Industries	240,272,586	–	–	240,272,586
Short-Term Investments
Repurchase Agreements	–	4,107,359	–	4,107,359
Total	$240,272,586	$7,817,923	$–	$248,090,509

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2023

ASSETS:
Investments in securities, at fair value (cost $203,907,286)	$248,090,509
Cash	3
Foreign cash, at value (cost $2)	2
Receivables:
Interest and dividends	210,518
Capital shares sold	155,201
Prepaid expenses	1,304
Total assets	248,457,537
LIABILITIES:
Payables:
Transfer agent fees	509,543
Investment securities purchased	312,067
Management fee	150,228
Capital shares reacquired	84,197
Directors’ fees	63,536
Fund administration	8,199
Accrued expenses	77,688
Total liabilities	1,205,458
NET ASSETS	$247,252,079
COMPOSITION OF NET ASSETS:
Paid-in capital	$202,540,662
Total distributable earnings (loss)	44,711,417
Net Assets	$247,252,079
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	9,586,475
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$25.79

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $15,455)	$4,113,199
Interest and other	112,986
Total investment income	4,226,185
Expenses:
Management fee	1,726,801
Non 12b-1 service fees	587,766
Shareholder servicing	169,153
Fund administration	93,957
Professional	51,164
Reports to shareholders	36,044
Directors’ fees	6,729
Custody	4,033
Other	35,982
Gross expenses	2,711,629
Expense reductions (See Note 8)	(2,204)
Fees waived and expenses reimbursed (See Note 3)	(4,033)
Net expenses	2,705,392
Net investment income	1,520,793
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	5,815,794
Net realized gain (loss) on foreign currency related transactions	(2,686)
Net change in unrealized appreciation/depreciation on investments	26,119,981
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	1,003
Net realized and unrealized gain (loss)	31,934,092
Net Increase in Net Assets Resulting From Operations	$33,454,885

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income	$1,520,793	$2,346,427
Net realized gain (loss) on investments and foreign currency related transactions	5,813,108	13,112,666
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	26,120,984	(47,866,218)
Net increase (decrease) in net assets resulting from operations	33,454,885	(32,407,125)
Distributions to shareholders:	(7,861,864)	(17,084,849)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	16,388,122	8,430,159
Reinvestment of distributions	7,861,864	17,084,849
Cost of shares reacquired	(35,526,082)	(37,176,385)
Net decrease in net assets resulting from capital share transactions	(11,276,096)	(11,661,377)
Net increase (decrease) in net assets	14,316,925	(61,153,351)
NET ASSETS:
Beginning of year	$232,935,154	$294,088,505
End of year	$247,252,079	$232,935,154

12	See Notes to Financial Statements.

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Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2023	$23.09	$0.16	$3.38	$3.54	$(0.12)	$(0.72)	$(0.84)
12/31/2022	28.02	0.24	(3.39)	(3.15)	(0.21)	(1.57)	(1.78)
12/31/2021	24.09	0.17	6.67	6.84	(0.17)	(2.74)	(2.91)
12/31/2020	23.74	0.23	0.36	0.59	(0.24)	–	(0.24)
12/31/2019	19.87	0.21	4.27	4.48	(0.21)	(0.40)	(0.61)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$25.79	15.42	1.15	1.15	0.65	$247,252	44
23.09	(11.21)	1.15	1.16	0.94	232,935	36
28.02	28.70	1.13	1.14	0.59	294,089	60
24.09	2.50	1.17	1.18	1.11	254,286	67
23.74	22.64	1.17	1.17	0.91	271,120	79

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2023. This report covers Mid Cap Stock Portfolio (the “Fund”).

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation—Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including

Notes to Financial Statements (continued)

observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions—Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified- cost method.

(c)	Investment Income—Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes—It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2020 through December 31, 2023. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(e)	Expenses—Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions—The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Repurchase Agreements—The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements—Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)

A summary of inputs used in valuing the Fund’s investments as of December 31, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2023, the effective management fee, net of any applicable waiver, was at an annualized rate of .73% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $4,033 of fund administration fees during the fiscal year ended December 31, 2023.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations. These servicing fees are accrued daily and payable monthly.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent

Notes to Financial Statements (continued)

these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Mid Cap Stock Portfolio	$–	$1,094,054	$6,767,810	$–	$7,861,864

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Mid Cap Stock Portfolio	$–	$2,194,948	$14,889,901	$–	$17,084,849

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss)
Series Fund-Mid Cap Stock Portfolio	$–	$126,221	$462,483	$–	$44,186,249	$(63,536)	$44,711,417

As of December 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to certain securities, certain distributions, and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Series Fund-Mid Cap Stock Portfolio	$203,904,012	$48,052,077	$(3,865,580)	$44,186,497

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the fiscal year ended December 31, 2023 were as follows:

Purchases	Sales
$101,131,605	$117,943,741

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2023.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2023, the Fund engaged in cross-trades purchases of $51,035.

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$4,107,359	$–	$4,107,359
Total	$4,107,359	$–	$4,107,359

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$4,107,359	$–	$–	$(4,107,359)	$–
Total	$4,107,359	$–	$–	$(4,107,359)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2023.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees in the Statement of Operations and in Directors’ fees payable in the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Company had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. The arrangement with the Fund’s prior transfer agent was discontinued effective March 6, 2023.

9.	LINE OF CREDIT

For the period ended August 2, 2023, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

For the period ended August 2, 2023, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2023, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2023, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

Notes to Financial Statements (continued)

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2023, the Fund did not have any securities on loan.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Notes to Financial Statements (concluded)

Geopolitical and other events (e.g., war terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent each Fund from implementing its investment strategies and achieving its investment objective.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares sold	677,785	330,942
Reinvestment of distributions	308,333	738,969
Shares reacquired	(1,489,578)	(1,475,079)
Decrease	(503,460)	(405,168)

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Stock Portfolio (the “Fund”), one of the funds constituting Lord Abbett Series Fund, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 14, 2024

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Board Member Chair (since 2024) Vice Chair (2023)	Principal Occupation: None. Other Directorships: None.

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021–2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine–School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006;

Principal Occupation: Chair of Tullis Health Investors - FL LLC (since 2019, CEO from 2012–2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019–2023); Director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Brooke A. Fapohunda (1975)	Vice President, Secretary, Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Series Fund-Mid Cap Stock Portfolio	100%	0%

Of the distributions paid to the shareholders during the most recently ended fiscal year, the following amounts represent long-term capital gains:

Fund Name	Long-Term Capital Gains
Series Fund-Mid Cap Stock Portfolio	$6,767,810

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Mid Cap Stock Portfolio	LASFMCV-2 (02/24)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund — Short Duration Income Portfolio

For the fiscal year ended December 31, 2023

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

43	Statement of Assets and Liabilities

44	Statement of Operations

45	Statements of Changes in Net Assets

46	Financial Highlights

48	Notes to Financial Statements

63	Report of Independent Registered Public Accounting Firm

64	Supplemental Information to Shareholders

Lord Abbett Series Fund – Short Duration Income Portfolio Annual Report

For the fiscal year ended December 31, 2023

From left to right: Evelyn E. Guernsey, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Short Duration Income Portfolio for the fiscal year ended December 31, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2023, the Fund returned 5.05%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the ICE BofA 1-3 Year U.S. Corporate Index,* which returned 5.69% over the same period.

Markets had to endure a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns that corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.2

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (the “Fed”) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also

1

negatively impacted by an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.2

The dovish pivot by the Fed in December hinted at a potential policy easing, contributing to the market’s positive momentum and a fall in bond yields. A combination of additional factors also contributed to this positive market environment: a decline in core personal consumption expenditures (PCE) inflation, favorable Treasury refunding announcements, strong consumer resilience, and stable earnings expectations. These elements, along with a shift in market sentiment and positioning, buoyed by seasonality and increased corporate buybacks, culminated in a bullish sentiment across the equity markets.2

While there was significant rate volatility throughout the year, the 2-year Treasury yield2 moved lower from 4.42% to 4.25%, while the 10-year Treasury yield2 ended the year unchanged at 3.88%. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index1 returned 5.53%, while high yield bonds3 outperformed investment grade corporate bonds4 (13.55% vs 8.52%, respectively), partially due to the higher yield and lower duration of the high yield market.

Consistent with the Fund’s strategy, the Fund continues to maintain exposure to a variety of bond market sectors in addition to the investment grade corporate bonds represented in the Fund’s benchmark. This provides portfolio diversification and allows for the flexibility to pursue relative value opportunities across sectors.

The Fund’s allocation to commercial mortgage-backed securities detracted from relative performance, as concerns about fundamentals and the effects of higher interest rates continued to weigh on the asset class.

Over the period, the 2-year U.S. Treasury yield moved lower. Therefore, the Fund’s modestly shorter duration, particularly in December when rates continued to decrease, detracted from relative performance throughout the period.

Security selection within investment grade corporate bonds was the primary contributor to relative performance over the period, particularly within the Financial and Utility sectors. Within the Financial sector, the Fund has been focused on large U.S. money center banks and European national champion banks. The bank debt the Fund held during the period provides exposure to institutions that we believe have strong deposit franchises with robust credit cultures and strong management teams.

2

The Fund’s allocation to short-term asset-backed securities and collateralized loan obligations also led to a positive impact on relative performance as these sectors outperformed short-term corporate bonds, partially due to the segments’ greater carry.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The ICE BofA U.S. 1-3 Year U.S. Corporate Index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

1 The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

2 Factset.

3 As represented by the ICE BofA U.S. High Yield Constrained Index as of 12/31/2023.

4 As represented by the Bloomberg US Corp Investment Grade Index as of 12/31/2023.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the

Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the ICE BofA 1-3 Year U.S. Corporate Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Years	Life of Class
Class VC2	5.05%	1.69%	1.65%

1 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on April 14, 2014.

2 The Class VC shares commenced operations on April 4, 2014. Performance for the Class began on April 14, 2014.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/23 – 12/31/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/23	12/31/23	7/1/23 – 12/31/23
Class VC
Actual	$1,000.00	$1,036.10	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2023

Sector*	%**
Asset Backed Securities	24.47%
Basic Materials	2.14%
Communications	1.60%
Consumer, Cyclical	5.08%
Consumer, Non-cyclical	6.25%
Energy	7.95%
Financial	32.28%
Industrial	3.04%
Mortgage-Backed Securities	5.57%
Technology	0.79%
U.S. Government	0.71%
Utilities	7.59%
Repurchase Agreements	2.53%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

6

Schedule of Investments

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 95.33%

ASSET-BACKED SECURITIES 24.57%

Automobiles 9.27%
Ally Auto Receivables Trust Series 2023-1 Class A3	5.46%	5/15/2028	$300,000	$303,643
Americredit Automobile Receivables Trust Series 2022-2 Class C	5.32%	4/18/2028	100,000	100,049
Americredit Automobile Receivables Trust Series 2023-1 Class A2A	5.84%	10/19/2026	199,761	199,806
Americredit Automobile Receivables Trust Series 2023-1 Class A3	5.62%	11/18/2027	170,000	171,082
Americredit Automobile Receivables Trust Series 2023-1 Class B	5.57%	3/20/2028	100,000	100,597
Americredit Automobile Receivables Trust Series 2023-1 Class C	5.80%	12/18/2028	100,000	100,938
AmeriCredit Automobile Receivables Trust Series 2023-A2 Class A2	6.19%	4/19/2027	340,000	341,546
Avis Budget Rental Car Funding AESOP LLC Series 2019-3A Class A†	2.36%	3/20/2026	115,000	111,500
Avis Budget Rental Car Funding AESOP LLC Series 2020-2A Class A†	2.02%	2/20/2027	260,000	242,796
BMW Vehicle Lease Trust Series 2023-2 Class A3	5.99%	9/25/2026	495,000	502,368
CarMax Auto Owner Trust Series 2020-2 Class D	5.75%	5/17/2027	275,000	274,426
CarMax Auto Owner Trust Series 2023-1 Class A3	4.75%	10/15/2027	150,000	149,772
CarMax Auto Owner Trust Series 2023-3 Class A2A	5.72%	11/16/2026	260,000	260,623
CarMax Auto Owner Trust Series 2023-3 Class A3	5.28%	5/15/2028	300,000	303,412
Carvana Auto Receivables Trust Series 2021-N1 Class A	0.70%	1/10/2028	16,930	16,180
Carvana Auto Receivables Trust Series 2022-P1 Class A3	3.35%	2/10/2027	341,869	335,983
Carvana Auto Receivables Trust Series 2022-P2 Class A4	4.68%	2/10/2028	120,000	118,764
Citizens Auto Receivables Trust Series 2023-2 Class A2A†	6.09%	10/15/2026	140,000	140,430
Credit Acceptance Auto Loan Trust Series 2021-3A Class A†	1.00%	5/15/2030	110,232	108,743
Drive Auto Receivables Trust Series 2021-2 Class D	1.39%	3/15/2029	171,000	162,357
Enterprise Fleet Financing LLC Series 2020-2 Class A2†	0.61%	7/20/2026	5,076	5,059

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
Enterprise Fleet Financing LLC Series 2023-1 Class A2†	5.51%	1/22/2029	$117,845	$118,008
Exeter Automobile Receivables Trust Series 2021-2A Class C	0.98%	6/15/2026	21,216	20,938
First Investors Auto Owners Trust Series 2022-2A Class A†	6.26%	7/15/2027	132,485	132,996
Flagship Credit Auto Trust Series 2022-4 Class A2†	6.15%	9/15/2026	127,830	127,961
Flagship Credit Auto Trust Series 2022-4 Class A3†	6.32%	6/15/2027	285,000	287,959
Flagship Credit Auto Trust Series 2023-1 Class A3†	5.01%	8/16/2027	270,000	268,590
Ford Credit Auto Owner Trust Series 2018-1 Class A†	3.19%	7/15/2031	495,000	484,938
Ford Credit Auto Owner Trust Series 2019-1 Class A†	3.52%	7/15/2030	200,000	199,824
Ford Credit Auto Owner Trust Series 2020-C Class A3	0.41%	7/15/2025	25,787	25,524
Ford Credit Auto Owner Trust Series 2022-1 Class A†	3.88%	11/15/2034	240,000	233,755
GM Financial Automobile Leasing Trust Series 2022-2 Class A3	3.42%	6/20/2025	205,776	204,519
GM Financial Automobile Leasing Trust Series 2022-3 Class A3	4.01%	9/22/2025	259,452	257,910
GM Financial Automobile Leasing Trust Series 2023-3 Class A3	5.38%	11/20/2026	680,000	684,928
GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3	0.35%	10/16/2025	25,935	25,591
Hertz Vehicle Financing III LP Series 2021-2A Class A†	1.68%	12/27/2027	255,000	231,284
Hertz Vehicle Financing LLC Series 2021-1A Class A†	1.21%	12/26/2025	175,000	168,997
Honda Auto Receivables Owner Trust Series 2023-1 Class A2	5.22%	10/21/2025	461,098	460,394
NextGear Floorplan Master Owner Trust Series 2023-1A Class A2†	5.74%	3/15/2028	235,000	239,293
OneMain Direct Auto Receivables Trust Series 2021-1A Class A†	0.87%	7/14/2028	196,369	188,532
PenFed Auto Receivables Owner Trust Series 2022-A Class A3†	3.96%	4/15/2026	357,701	354,745
Santander Drive Auto Receivables Trust Series 2022-6 Class C	4.96%	11/15/2028	325,000	320,537

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
Santander Drive Auto Receivables Trust Series 2023-3 Class A2	6.08%		8/17/2026	$192,276	$192,645
SBNA Auto Lease Trust Series 2023-A Class A3†	6.51%		4/20/2027	335,000	341,652
Tesla Auto Lease Trust Series 2023-A Class A2†	5.86%		8/20/2025	225,000	225,464
Tesla Auto Lease Trust Series 2023-A Class A3†	5.89%		6/22/2026	195,000	195,885
Toyota Auto Loan Extended Note Trust Series 2022-1A Class A†	3.82%		4/25/2035	250,000	243,056
Westlake Automobile Receivables Trust Series 2021-2A Class C†	0.89%		7/15/2026	100,000	98,242
Westlake Automobile Receivables Trust Series 2022-2A Class A2A†	5.87%		7/15/2026	253,780	253,851
Westlake Automobile Receivables Trust Series 2022-2A Class B†	6.14%		3/15/2028	100,000	100,475
Westlake Automobile Receivables Trust Series 2022-2A Class C†	4.85%		9/15/2027	60,000	59,416
Westlake Automobile Receivables Trust Series 2023-1A Class A2A†	5.51%		6/15/2026	136,921	136,765
Westlake Automobile Receivables Trust Series 2023-3A Class A2A†	5.96%		10/15/2026	600,000	602,010
Total					11,536,758

Credit Card 1.74%
BA Credit Card Trust Series 2023-A2 Class A2	4.98%		11/15/2028	135,000	136,699
Capital One Multi-Asset Execution Trust Series 2022-A2 Class A	3.49%		5/15/2027	865,000	849,143
Discover Card Execution Note Trust Series 2022-A4 Class A	5.03%		10/15/2027	295,000	296,327
Discover Card Execution Note Trust Series 2023-A2 Class A	4.93%		6/15/2028	690,000	695,824
Synchrony Card Funding LLC Series 2023-A1 Class A	5.54%		7/15/2029	185,000	188,577
Total					2,166,570

Other 13.08%
ACAM Ltd. Series 2019-FL1 Class A†	6.873% (1 mo. USD Term SOFR + 1.51%	)#	11/17/2034	4,312	4,308
ACREC Ltd. Series 2021-FL1 Class A†	6.623% (1 mo. USD Term SOFR + 1.26%	)#	10/16/2036	281,427	275,422

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
ACRES Commercial Realty Ltd. Series 2021-FL2 Class A†	6.876% (1 mo. USD Term SOFR + 1.51%	)#	1/15/2037	$430,000	$424,491
Affirm Asset Securitization Trust Series 2023-B Class 1A†	6.82%		9/15/2028	225,000	228,513
Affirm Asset Securitization Trust Series 2023-B Class A†	6.82%		9/15/2028	180,000	182,810
Apidos CLO XXII Ltd. Series 2015-22A Class A1R†	6.737% (3 mo. USD Term SOFR + 1.32%	)#	4/20/2031	243,862	243,937
Apidos CLO XXXI Ltd. Series 2019-31A Class A1R†	6.756% (3 mo. USD Term SOFR + 1.36%	)#	4/15/2031	250,000	250,184
Aqua Finance Trust Series 2021-A Class A†	1.54%		7/17/2046	109,438	97,847
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL2 Class A†	6.576% (1 mo. USD Term SOFR + 1.21%	)#	5/15/2036	200,000	197,737
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL3 Class A†	6.546% (1 mo. USD Term SOFR + 1.18%	)#	8/15/2034	150,000	147,314
Arbor Realty Commercial Real Estate Notes Ltd. Series 2022-FL1 Class A†	6.788% (30 day USD SOFR Average + 1.45%	)#	1/15/2037	230,000	226,549
ARES L CLO Ltd. Series 2018-50A Class AR†	6.706% (3 mo. USD Term SOFR + 1.31%	)#	1/15/2032	250,000	250,000
Bain Capital Credit CLO Ltd. Series 2017-1A Class A1R†	6.647% (3 mo. USD Term SOFR + 1.23%	)#	7/20/2030	196,945	196,735
Bain Capital Credit CLO Ltd. Series 2020-5A Class A1†	6.897% (3 mo. USD Term SOFR + 1.48%	)#	1/20/2032	250,000	249,399
Barings CLO Ltd. Series 2019-3A Class A1R†	6.747% (3 mo. USD Term SOFR + 1.33%	)#	4/20/2031	500,000	499,877
Benefit Street Partners CLO IV Ltd. Series 2014-IVA Class ARRR†	6.857% (3 mo. USD Term SOFR + 1.44%	)#	1/20/2032	250,000	250,332
Betony CLO 2 Ltd. Series 2018-1A Class A1†	6.732% (3 mo. USD Term SOFR + 1.34%	)#	4/30/2031	375,302	375,505

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
BlueMountain Fuji U.S. CLO I Ltd. Series 2017-1A Class A1R†	6.657% (3 mo. USD Term SOFR + 1.24%	)#	7/20/2029	$215,381	$215,425
BSPRT Issuer Ltd. Series 2021-FL7 Class A†	6.796% (1 mo. USD Term SOFR + 1.43%	)#	12/15/2038	240,000	236,113
Carlyle Global Market Strategies CLO Ltd. Series 2015-1A Class AR3†	6.657% (3 mo. USD Term SOFR + 1.24%	)#	7/20/2031	464,702	464,357
Carlyle U.S. CLO Ltd. Series 2017-3A Class A1AR†	6.577% (3 mo. USD Term SOFR + 1.16%	)#	7/20/2029	206,725	206,136
Carlyle U.S. CLO Ltd. Series 2019-1A Class A1AR†	6.757% (3 mo. USD Term SOFR + 1.34%	)#	4/20/2031	250,000	249,849
Cedar Funding IX CLO Ltd. Series 2018-9A Class A1†	6.657% (3 mo. USD Term SOFR + 1.24%	)#	4/20/2031	245,907	245,981
Cedar Funding X CLO Ltd. Series 2019-10A Class AR†	6.777% (3 mo. USD Term SOFR + 1.36%	)#	10/20/2032	250,000	249,437
Cedar Funding XI Clo Ltd. Series 2019-11A Class A1R†	6.705% (3 mo. USD Term SOFR + 1.31%	)#	5/29/2032	220,000	219,639
Cedar Funding XIV CLO Ltd. Series 2021-14A Class A†	6.756% (3 mo. USD Term SOFR + 1.36%	)#	7/15/2033	250,000	249,875
CIFC Funding Ltd. Series 2013-2A Class A1L2†	6.657% (3 mo. USD Term SOFR + 1.26%	)#	10/18/2030	478,294	477,873
Dell Equipment Finance Trust Series 2023-2 Class A2†	5.84%		1/22/2029	360,000	360,957
Dryden 113 CLO Ltd. Series 2022-113A Class A1R†	7.046% (3 mo. USD Term SOFR + 1.63%	)#	10/20/2035	250,000	249,992
Dryden Senior Loan Fund Series 2017-47A Class A1R†	6.636% (3 mo. USD Term SOFR + 1.24%	)#	4/15/2028	150,050	150,193
Elmwood CLO VII Ltd. Series 2020-4A Class AR†	7.054% (3 mo. USD Term SOFR + 1.63%	)#	1/17/2034	250,000	250,436

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Galaxy XIX CLO Ltd. Series 2015-19A Class A1RR†	6.61% (3 mo. USD Term SOFR + 1.21%	)#	7/24/2030	$131,985	$131,776
Greystone CRE Notes Ltd. Series 2021-FL3 Class A†	6.496% (1 mo. USD Term SOFR + 1.13%	)#	7/15/2039	170,000	166,990
HGI CRE CLO Ltd. Series 2021-FL2 Class A†	6.473% (1 mo. USD Term SOFR + 1.11%	)#	9/17/2036	109,640	106,780
KKR CLO Ltd. Series 24 Class A1R†	6.757% (3 mo. USD Term SOFR + 1.34%	)#	4/20/2032	250,000	249,311
Lendmark Funding Trust Series 2021-2A Class A†	2.00%		4/20/2032	260,000	232,221
LFT CRE Ltd. Series 2021-FL1 Class B†	7.226% (1 mo. USD Term SOFR + 1.86%	)#	6/15/2039	200,000	192,579
LoanCore Issuer Ltd. Series 2019-CRE2 Class C†	7.476% (1 mo. USD Term SOFR + 2.11%	)#	5/15/2036	430,000	418,214
LoanCore Issuer Ltd. Series 2022-CRE7 Class A†	6.888% (30 day USD SOFR Average + 1.55%	)#	1/17/2037	260,000	255,030
Madison Park Funding XI Ltd. Series 2013-11A Class AR2†	6.574% (3 mo. USD Term SOFR + 1.16%	)#	7/23/2029	230,812	230,524
Madison Park Funding XVII Ltd. Series 2015-17A Class AR2†	6.674% (3 mo. USD Term SOFR + 1.26%	)#	7/21/2030	239,343	239,895
Magnetite VII Ltd. Series 2012-7A Class A1R2†	6.456% (3 mo. USD Term SOFR + 1.06%	)#	1/15/2028	134,911	134,581
Magnetite Xxix Ltd. Series 2021-29A Class A†	6.646% (3 mo. USD Term SOFR + 1.25%	)#	1/15/2034	250,000	249,369
Mariner Finance Issuance Trust Series 2021-BA Class A†	2.10%		11/20/2036	305,000	275,589
Mariner Finance Issuance Trust Series 2022-AA Class A†	6.45%		10/20/2037	330,000	332,428
MF1 LLC Series 2022-FL9 Class A†	7.506% (1 mo. USD Term SOFR + 2.15%	)#	6/19/2037	160,000	159,814

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
MF1 Ltd. Series 2021-FL7 Class A†	6.553% (1 mo. USD Term SOFR + 1.19%	)#	10/16/2036	$218,136	$214,809
MF1 Ltd. Series 2022-FL8 Class A†	6.706% (1 mo. USD Term SOFR + 1.35%	)#	2/19/2037	120,000	118,072
Mountain View CLO LLC Series 2017-1A Class AR†	6.746% (3 mo. USD Term SOFR + 1.35%	)#	10/16/2029	96,576	96,604
Newark BSL CLO 1 Ltd. Series 2016-1A Class A1R†	6.749% (3 mo. USD Term SOFR + 1.36%	)#	12/21/2029	198,077	197,847
OCP CLO Ltd. Series 2019-17A Class A1R†	6.717% (3 mo. USD Term SOFR + 1.30%	)#	7/20/2032	300,000	298,881
Octagon Investment Partners XIV Ltd. Series 2012-1A Class AARR†	6.606% (3 mo. USD Term SOFR + 1.21%	)#	7/15/2029	152,283	152,096
Octagon Investment Partners XVII Ltd. Series 2013-1A Class A1R2†	6.64% (3 mo. USD Term SOFR + 1.26%	)#	1/25/2031	225,543	225,358
Octagon Investment Partners XXI Ltd. Series 2014-1A Class AAR3†	6.639% (3 mo. USD Term SOFR + 1.26%	)#	2/14/2031	500,000	499,295
Octagon Loan Funding Ltd. Series 2014-1A Class ARR†	6.809% (3 mo. USD Term SOFR + 1.44%	)#	11/18/2031	250,000	250,327
OneMain Financial Issuance Trust Series 2018-2A Class A†	3.57%		3/14/2033	39,190	38,849
OneMain Financial Issuance Trust Series 2021-1A Class A1†	1.55%		6/16/2036	140,000	125,797
OneMain Financial Issuance Trust Series 2021-3A Class A†	5.94%		5/15/2034	245,000	245,762
Orange Lake Timeshare Trust Series 2019-A Class A†	3.06%		4/9/2038	9,437	9,171
Pagaya AI Debt Trust Series 2022-1 Class A†	2.03%		10/15/2029	87,146	85,836
PFS Financing Corp. Series 2020-G Class A†	0.97%		2/15/2026	108,000	107,368
PFS Financing Corp. Series 2023-A Class A†	5.80%		3/15/2028	220,000	223,373
Rad CLO 2 Ltd. Series 2018-2A Class AR†	6.736% (3 mo. USD Term SOFR + 1.34%	)#	10/15/2031	250,000	250,246
Romark CLO Ltd. Series 2017-1A Class A1R†	6.704% (3 mo. USD Term SOFR + 1.29%	)#	10/23/2030	203,751	203,323

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
RR Ltd. Series 2022-24A Class A1AR†	7.077% (3 mo. USD Term SOFR + 1.73%	)#	1/15/2036	$360,000	$359,980
SCF Equipment Leasing LLC Series 2021-1A Class A3†	0.83%		8/21/2028	119,701	117,970
SCF Equipment Leasing LLC Series 2022-1A Class A3†	2.92%		7/20/2029	382,724	373,289
TCI-Flatiron CLO Ltd. Series 2018-1A Class ANR†	6.712% (3 mo. USD Term SOFR + 1.32%	)#	1/29/2032	250,000	249,865
Upstart Securitization Trust Series 2021-5 Class A†	1.31%		11/20/2031	19,882	19,742
Valley Stream Park CLO Ltd. Series 2022-1A Class AR†	7.046% (3 mo. USD Term SOFR + 1.63%	)#	10/20/2034	300,000	300,133
Verizon Master Trust Series 2022-7 Class A1A	5.23%		11/22/2027	210,000	210,081
Total					16,276,398

Rec Vehicle Loan 0.14%
Octane Receivables Trust Series 2021-1A Class A†	0.93%		3/22/2027	11,971	11,793
Octane Receivables Trust Series 2022-1A Class A2†	4.18%		3/20/2028	79,006	78,123
Octane Receivables Trust Series 2022-2A Class A†	5.11%		2/22/2028	91,279	90,669
Total					180,585

Student Loan 0.34%
Navient Private Education Refi Loan Trust Series 2020-FA Class A†	1.22%		7/15/2069	65,701	59,646
Navient Private Education Refi Loan Trust Series 2021-CA Class A†	1.06%		10/15/2069	175,934	152,659
Navient Private Education Refi Loan Trust Series 2022-A Class A†	2.23%		7/15/2070	170,654	150,630
Nelnet Student Loan Trust Series 2021-A Class APT1†	1.36%		4/20/2062	64,096	58,075
Towd Point Asset Trust Series 2018-SL1 Class A†	6.07% (1 mo. USD Term SOFR + 0.71%	)#	1/25/2046	4,875	4,866
Total					425,876
Total Asset-Backed Securities (cost $30,727,748)					30,586,187

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
CORPORATE BONDS 62.81%

Aerospace/Defense 0.45%
HEICO Corp.	5.25%	8/1/2028	$60,000	$61,302
Hexcel Corp.	4.95%	8/15/2025	135,000	134,248
L3Harris Technologies, Inc.	5.40%	1/15/2027	149,000	152,165
RTX Corp.	5.75%	11/8/2026	133,000	136,703
RTX Corp.	5.75%	1/15/2029	76,000	79,490
Total				563,908

Agriculture 1.65%
BAT Capital Corp.	2.789%	9/6/2024	54,000	52,924
BAT Capital Corp.	3.222%	8/15/2024	483,000	475,318
BAT International Finance PLC (United Kingdom)(a)	5.931%	2/2/2029	109,000	113,327
Imperial Brands Finance PLC (United Kingdom)†(a)	3.125%	7/26/2024	400,000	393,506
Imperial Brands Finance PLC (United Kingdom)†(a)	6.125%	7/27/2027	400,000	411,002
Philip Morris International, Inc.	5.125%	11/17/2027	151,000	153,792
Reynolds American, Inc.	4.45%	6/12/2025	76,000	75,190
Viterra Finance BV (Netherlands)†(a)	2.00%	4/21/2026	411,000	381,784
Total				2,056,843

Airlines 0.22%
British Airways Pass-Through Trust Series 2013-1 Class A (United Kingdom)†(a)	4.625%	12/20/2025	10,488	10,449
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (Cayman Islands)†(a)	8.00%	9/20/2025	167,566	120,704
United Airlines Pass-Through Trust Series 2020-1 Class A	5.875%	4/15/2029	143,630	145,583
Total				276,736

Apparel 0.17%
PVH Corp.	4.625%	7/10/2025	38,000	37,295
Tapestry, Inc.	7.05%	11/27/2025	168,000	171,801
Total				209,096

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Auto Manufacturers 3.03%
Ford Motor Credit Co. LLC	2.30%		2/10/2025	$200,000	$192,474
Ford Motor Credit Co. LLC	3.375%		11/13/2025	200,000	191,477
Ford Motor Credit Co. LLC	4.134%		8/4/2025	200,000	194,513
Ford Motor Credit Co. LLC	5.125%		6/16/2025	200,000	197,573
Ford Motor Credit Co. LLC	5.584%		3/18/2024	400,000	399,510
General Motors Financial Co., Inc.	2.75%		6/20/2025	134,000	128,905
General Motors Financial Co., Inc.	2.90%		2/26/2025	54,000	52,430
General Motors Financial Co., Inc.	3.95%		4/13/2024	140,000	139,192
General Motors Financial Co., Inc.	4.35%		1/17/2027	62,000	60,802
General Motors Financial Co., Inc.	5.40%		4/6/2026	73,000	73,487
Hyundai Capital America†	0.80%		1/8/2024	160,000	159,892
Hyundai Capital America†	0.875%		6/14/2024	160,000	156,387
Hyundai Capital America†	1.00%		9/17/2024	47,000	45,515
Hyundai Capital America†	1.30%		1/8/2026	75,000	69,271
Hyundai Capital America†	1.50%		6/15/2026	91,000	83,139
Hyundai Capital America†	5.50%		3/30/2026	112,000	112,628
Hyundai Capital America†	5.65%		6/26/2026	121,000	121,854
Hyundai Capital America†	5.875%		4/7/2025	137,000	137,761
Hyundai Capital America†	5.95%		9/21/2026	130,000	132,270
Hyundai Capital America†	6.10%		9/21/2028	128,000	133,091
Hyundai Capital America†	6.25%		11/3/2025	166,000	168,553
Hyundai Capital America†	6.50%		1/16/2029	151,000	159,535
Nissan Motor Acceptance Co. LLC†	6.95%		9/15/2026	229,000	236,690
Volkswagen Group of America Finance LLC†	5.70%		9/12/2026	200,000	202,962
Volkswagen Group of America Finance LLC†	5.80%		9/12/2025	213,000	214,868
Total					3,764,779

Banks 22.97%
ABN AMRO Bank NV (Netherlands)†(a)	6.339% (1 yr. CMT + 1.65%	)#	9/18/2027	200,000	204,500
AIB Group PLC (Ireland)†(a)	4.263% (3 mo. USD LIBOR + 1.87%	)#	4/10/2025	600,000	596,925
AIB Group PLC (Ireland)†(a)	6.608% (SOFR + 2.33%	)#	9/13/2029	400,000	421,841
Australia & New Zealand Banking Group Ltd. (Australia)†(a)	4.40%		5/19/2026	200,000	195,233
Bank of America Corp.	0.981% (SOFR + 0.91%	)#	9/25/2025	37,000	35,720
Bank of America Corp.	1.197% (SOFR + 1.01%	)#	10/24/2026	31,000	28,808

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Bank of America Corp.	1.319% (SOFR + 1.15%	)#	6/19/2026	$237,000	$223,191
Bank of America Corp.	1.53% (SOFR + 0.65%	)#	12/6/2025	78,000	75,007
Bank of America Corp.	1.734% (SOFR + 0.96%	)#	7/22/2027	74,000	67,823
Bank of America Corp.	2.456% (3 mo. USD Term SOFR + 1.13%	)#	10/22/2025	174,000	169,473
Bank of America Corp.	3.093% (3 mo. USD Term SOFR + 1.35%	)#	10/1/2025	363,000	356,020
Bank of America Corp.	3.384% (SOFR + 1.33%	)#	4/2/2026	271,000	263,725
Bank of America Corp.	3.95%		4/21/2025	157,000	154,483
Bank of America Corp.	4.948% (SOFR + 2.04%	)#	7/22/2028	168,000	168,053
Bank of Ireland Group PLC (Ireland)†(a)	2.029% (1 yr. CMT + 1.10%	)#	9/30/2027	400,000	365,237
Bank of Ireland Group PLC (Ireland)†(a)	6.253% (1 yr. CMT + 2.65%	)#	9/16/2026	400,000	404,705
Bank of Montreal (Canada)(a)	3.70%		6/7/2025	135,000	132,409
Bank of Montreal (Canada)(a)	5.266%		12/11/2026	256,000	259,638
Bank of Montreal (Canada)(a)	5.30%		6/5/2026	150,000	151,545
Bank of New York Mellon Corp.	4.543% (SOFR + 1.17%	)#	2/1/2029	75,000	74,488
Bank of New York Mellon Corp.	4.947% (SOFR + 1.03%	)#	4/26/2027	70,000	70,050
Bank of Nova Scotia (Canada)(a)	4.75%		2/2/2026	95,000	94,819
Bank of Nova Scotia (Canada)(a)	5.35%		12/7/2026	194,000	197,331
Bank of Nova Scotia (Canada)(a)	5.45%		6/12/2025	71,000	71,379
Barclays PLC (United Kingdom)(a)	3.932% (3 mo. USD LIBOR + 1.61%	)#	5/7/2025	307,000	304,927
Barclays PLC (United Kingdom)(a)	5.829% (SOFR + 2.21%	)#	5/9/2027	200,000	201,859
Barclays PLC (United Kingdom)(a)	6.496% (SOFR + 1.88%	)#	9/13/2027	200,000	205,690
Barclays PLC (United Kingdom)(a)	7.385% (1 yr. CMT + 3.30%	)#	11/2/2028	200,000	213,861
BNP Paribas SA (France)†(a)	1.904% (SOFR + 1.61%	)#	9/30/2028	200,000	177,834
BNP Paribas SA (France)†(a)	2.219% (SOFR + 2.07%	)#	6/9/2026	229,000	218,723

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
BNP Paribas SA (France)†(a)	2.819% (3 mo. USD Term SOFR + 1.37%	)#	11/19/2025	$200,000	$194,954
BNP Paribas SA (France)†(a)	5.125% (1 yr. CMT + 1.45%	)#	1/13/2029	200,000	201,556
BPCE SA (France)†(a)	4.50%		3/15/2025	200,000	196,339
BPCE SA (France)†(a)	4.875%		4/1/2026	200,000	196,092
BPCE SA (France)†(a)	5.975% (SOFR + 2.10%	)#	1/18/2027	250,000	252,099
Canadian Imperial Bank of Commerce (Canada)(a)	5.001%		4/28/2028	158,000	159,053
Canadian Imperial Bank of Commerce (Canada)(a)	5.144%		4/28/2025	194,000	194,163
Canadian Imperial Bank of Commerce (Canada)(a)	5.615%		7/17/2026	155,000	158,165
Citigroup, Inc.	3.106% (SOFR + 2.84%	)#	4/8/2026	743,000	722,487
Citigroup, Inc.	3.352% (3 mo. USD Term SOFR + 1.16%	)#	4/24/2025	233,000	231,268
Citigroup, Inc.	3.875%		3/26/2025	59,000	57,948
Citizens Bank NA	4.575% (SOFR + 2.00%	)#	8/9/2028	250,000	237,488
Citizens Bank NA	6.064% (SOFR + 1.45%	)#	10/24/2025	250,000	243,975
Credit Agricole SA (France)†(a)	4.375%		3/17/2025	435,000	428,190
Credit Suisse AG	4.75%		8/9/2024	250,000	248,558
Danske Bank AS (Denmark)†(a)	0.976% (1 yr. CMT + 0.55%	)#	9/10/2025	200,000	193,474
Danske Bank AS (Denmark)†(a)	1.621% (1 yr. CMT + 1.35%	)#	9/11/2026	200,000	186,822
Danske Bank AS (Denmark)†(a)	3.244% (3 mo. USD LIBOR + 1.59%	)#	12/20/2025	400,000	389,776
Danske Bank AS (Denmark)†(a)	4.298% (1 yr. CMT + 1.75%	)#	4/1/2028	400,000	387,930
Danske Bank AS (Denmark)†(a)	6.466% (1 yr. CMT + 2.10%	)#	1/9/2026	400,000	403,044
Discover Bank	4.25%		3/13/2026	250,000	242,367
Federation des Caisses Desjardins du Quebec (Canada)†(a)	5.70%		3/14/2028	200,000	205,976
First-Citizens Bank & Trust Co.	2.969% (3 mo. USD Term SOFR + 1.72%	)#	9/27/2025	250,000	244,101
Goldman Sachs Group, Inc.	1.948% (SOFR + 0.91%	)#	10/21/2027	242,000	221,462
Goldman Sachs Group, Inc.	2.64% (SOFR + 1.11%	)#	2/24/2028	75,000	69,556

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Goldman Sachs Group, Inc.	4.223% (3 mo. USD Term SOFR + 1.56%	)#	5/1/2029	$152,000	$147,136
Goldman Sachs Group, Inc.	5.798% (SOFR + 1.08%	)#	8/10/2026	130,000	131,317
Goldman Sachs Group, Inc.	5.923% (SOFR + 0.51%	)#	9/10/2024	101,000	100,850
Goldman Sachs Group, Inc.	6.079% (SOFR + 0.70%	)#	1/24/2025	153,000	152,943
HSBC Holdings PLC (United Kingdom)(a)	0.976% (SOFR + 0.71%	)#	5/24/2025	200,000	195,991
HSBC Holdings PLC (United Kingdom)(a)	3.803% (3 mo. USD Term SOFR + 1.47%	)#	3/11/2025	200,000	199,208
HSBC Holdings PLC (United Kingdom)(a)	5.887% (SOFR + 1.57%	)#	8/14/2027	200,000	202,860
Huntington Bancshares, Inc.	4.443% (SOFR + 1.97%	)#	8/4/2028	63,000	61,098
Huntington National Bank	4.008% (SOFR + 1.21%	)#	5/16/2025	250,000	246,330
ING Groep NV (Netherlands)(a)	6.083% (SOFR + 1.56%	)#	9/11/2027	252,000	257,339
Intesa Sanpaolo SpA (Italy)†(a)	3.25%		9/23/2024	200,000	196,417
Intesa Sanpaolo SpA (Italy)†(a)	5.017%		6/26/2024	800,000	791,967
JPMorgan Chase & Co.	0.768% (SOFR + 0.49%	)#	8/9/2025	148,000	143,545
JPMorgan Chase & Co.	0.824% (3 mo. USD Term SOFR + 0.54%	)#	6/1/2025	172,000	168,369
JPMorgan Chase & Co.	2.301% (SOFR + 1.16%	)#	10/15/2025	637,000	620,831
JPMorgan Chase & Co.	3.782% (3 mo. USD Term SOFR + 1.60%	)#	2/1/2028	64,000	61,854
JPMorgan Chase & Co.	4.851% (SOFR + 1.99%	)#	7/25/2028	69,000	69,054
JPMorgan Chase & Co.	6.328% (SOFR + 0.92%	)#	2/24/2026	115,000	115,086
JPMorgan Chase & Co.	6.588% (SOFR + 1.18%	)#	2/24/2028	77,000	77,152
KeyBank NA	4.70%		1/26/2026	250,000	244,255
KeyBank NA	5.742% (SOFR + 0.32%	)#	6/14/2024	250,000	247,243
Lloyds Banking Group PLC (United Kingdom)(a)	4.582%		12/10/2025	200,000	195,923

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Lloyds Banking Group PLC (United Kingdom)(a)	5.985% (1 yr. CMT + 1.48%	)#	8/7/2027	$200,000	$203,642
M&T Bank Corp.	4.553% (SOFR + 1.78%	)#	8/16/2028	94,000	90,791
Macquarie Bank Ltd. (Australia)†(a)	5.391%		12/7/2026	104,000	105,433
Macquarie Group Ltd. (Australia)†(a)	1.201% (SOFR + 0.69%	)#	10/14/2025	76,000	73,344
Macquarie Group Ltd. (Australia)†(a)	1.34% (SOFR + 1.07%	)#	1/12/2027	65,000	59,746
Macquarie Group Ltd. (Australia)†(a)	3.763% (3 mo. USD LIBOR + 1.37%	)#	11/28/2028	28,000	26,244
Macquarie Group Ltd. (Australia)†(a)	5.108% (SOFR + 2.21%	)#	8/9/2026	180,000	179,350
Macquarie Group Ltd. (Australia)†(a)	6.207%		11/22/2024	94,000	94,614
Manufacturers & Traders Trust Co.	4.65%		1/27/2026	524,000	513,312
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	0.962% (1 yr. CMT + 0.45%	)#	10/11/2025	200,000	192,871
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	4.788% (1 yr. CMT + 1.70%	)#	7/18/2025	215,000	214,006
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	5.063% (1 yr. CMT + 1.55%	)#	9/12/2025	200,000	199,292
Morgan Stanley	0.79% (SOFR + 0.53%	)#	5/30/2025	276,000	269,894
Morgan Stanley	0.791% (SOFR + 0.51%	)#	1/22/2025	187,000	186,455
Morgan Stanley	4.679% (SOFR + 1.67%	)#	7/17/2026	30,000	29,731
Morgan Stanley	5.05% (SOFR + 1.30%	)#	1/28/2027	22,000	22,030
Morgan Stanley	5.123% (SOFR + 1.73%	)#	2/1/2029	76,000	76,388
Morgan Stanley	5.449% (SOFR + 1.63%	)#	7/20/2029	106,000	108,072
Morgan Stanley	6.138% (SOFR + 1.77%	)#	10/16/2026	120,000	122,252
NatWest Group PLC (United Kingdom)(a)	4.269% (3 mo. USD LIBOR + 1.76%	)#	3/22/2025	1,095,000	1,091,295

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
NatWest Group PLC (United Kingdom)(a)	5.808% (1 yr. CMT + 1.95%	)#	9/13/2029	$400,000	$410,517
NatWest Group PLC (United Kingdom)(a)	5.847% (1 yr. CMT + 1.35%	)#	3/2/2027	200,000	201,839
NatWest Markets PLC (United Kingdom)†(a)	0.80%		8/12/2024	200,000	194,194
PNC Financial Services Group, Inc.	6.615% (SOFR + 1.73%	)#	10/20/2027	80,000	83,020
Royal Bank of Canada (Canada)(a)	5.20%		7/20/2026	174,000	175,952
Royal Bank of Canada (Canada)(a)	6.00%		11/1/2027	80,000	83,869
Santander Holdings USA, Inc.	2.49% (SOFR + 1.25%	)#	1/6/2028	68,000	62,308
Santander Holdings USA, Inc.	5.807% (SOFR + 2.33%	)#	9/9/2026	40,000	40,129
Santander U.K. Group Holdings PLC (United Kingdom)(a)	1.089% (SOFR + 0.79%	)#	3/15/2025	400,000	395,654
Santander U.K. Group Holdings PLC (United Kingdom)(a)	2.469% (SOFR + 1.22%	)#	1/11/2028	200,000	182,422
Santander U.K. Group Holdings PLC (United Kingdom)†(a)	4.75%		9/15/2025	200,000	195,909
Santander U.K. Group Holdings PLC (United Kingdom)(a)	6.534% (SOFR + 2.60%	)#	1/10/2029	200,000	207,171
Societe Generale SA (France)†(a)	2.226% (1 yr. CMT + 1.05%	)#	1/21/2026	200,000	192,193
Standard Chartered PLC (United Kingdom)†(a)	0.991% (1 yr. CMT + 0.78%	)#	1/12/2025	400,000	399,530
Standard Chartered PLC (United Kingdom)†(a)	1.214% (1 yr. CMT + 0.88%	)#	3/23/2025	200,000	198,660
Standard Chartered PLC (United Kingdom)†(a)	6.187% (1 yr. CMT + 1.85%	)#	7/6/2027	200,000	203,419
Sumitomo Mitsui Financial Group, Inc. (Japan)(a)	5.80%		7/13/2028	200,000	207,175
Swedbank AB (Sweden)†(a)	6.136%		9/12/2026	200,000	204,099
Toronto-Dominion Bank (Canada)(a)	4.693%		9/15/2027	122,000	122,065
Toronto-Dominion Bank (Canada)(a)	5.532%		7/17/2026	105,000	107,045

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Truist Financial Corp.	1.267% (SOFR + 0.61%	)#	3/2/2027	$90,000	$82,429
Truist Financial Corp.	4.873% (SOFR + 1.44%	)#	1/26/2029	55,000	54,221
Truist Financial Corp.	6.047% (SOFR + 2.05%	)#	6/8/2027	71,000	72,286
U.S. Bancorp	4.548% (SOFR + 1.66%	)#	7/22/2028	117,000	115,331
U.S. Bancorp	4.653% (SOFR + 1.23%	)#	2/1/2029	112,000	110,300
U.S. Bancorp	5.775% (SOFR + 2.02%	)#	6/12/2029	123,000	126,452
U.S. Bancorp	6.787% (SOFR + 1.88%	)#	10/26/2027	180,000	188,020
UBS AG (Switzerland)(a)	5.125%		5/15/2024	600,000	595,795
UBS Group AG (Switzerland)†(a)	1.305% (SOFR + 0.98%	)#	2/2/2027	250,000	229,432
UBS Group AG (Switzerland)†(a)	1.494% (1 yr. CMT + 0.85%	)#	8/10/2027	200,000	180,806
UBS Group AG (Switzerland)†(a)	2.193% (SOFR + 2.04%	)#	6/5/2026	250,000	237,890
UBS Group AG (Switzerland)†(a)	4.488% (1 yr. CMT + 1.55%	)#	5/12/2026	400,000	394,198
UBS Group AG (Switzerland)†(a)	5.711% (1 yr. CMT + 1.55%	)#	1/12/2027	600,000	603,543
Wells Fargo & Co.	2.164% (3 mo. USD Term SOFR + 1.01%	)#	2/11/2026	166,000	159,841
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	84,000	80,548
Wells Fargo & Co.	4.54% (SOFR + 1.56%	)#	8/15/2026	161,000	159,381
Wells Fargo & Co.	4.808% (SOFR + 1.98%	)#	7/25/2028	169,000	167,847
Wells Fargo & Co.	5.574% (SOFR + 1.74%	)#	7/25/2029	195,000	199,224
Wells Fargo & Co.	6.303% (SOFR + 1.79%	)#	10/23/2029	99,000	104,400
Total					28,586,784

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Beverages 0.11%
Bacardi Ltd./Bacardi-Martini BV†	5.25%	1/15/2029	$140,000	$139,937

Biotechnology 0.34%
Amgen, Inc.	5.15%	3/2/2028	181,000	185,373
Illumina, Inc.	5.75%	12/13/2027	154,000	158,164
Illumina, Inc.	5.80%	12/12/2025	84,000	84,343
Total				427,880

Building Materials 0.05%
Carrier Global Corp.†	5.80%	11/30/2025	62,000	62,852

Chemicals 0.60%
Celanese U.S. Holdings LLC	6.165%	7/15/2027	354,000	363,175
International Flavors & Fragrances, Inc.†	1.23%	10/1/2025	200,000	185,254
Sasol Financing USA LLC	5.875%	3/27/2024	200,000	198,956
Total				747,385

Coal 0.36%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.†	7.50%	5/1/2025	233,000	232,852
Coronado Finance Pty. Ltd. (Australia)†(a)	10.75%	5/15/2026	200,000	209,318
Total				442,170

Commercial Services 0.45%
Block, Inc.	2.75%	6/1/2026	21,000	19,817
Gartner, Inc.†	4.50%	7/1/2028	89,000	84,457
Global Payments, Inc.	2.65%	2/15/2025	36,000	34,907
Global Payments, Inc.	4.95%	8/15/2027	178,000	178,395
Triton Container International Ltd.†	1.15%	6/7/2024	211,000	205,927
Triton Container International Ltd.†	2.05%	4/15/2026	46,000	42,097
Total				565,600

Computers 0.45%
Booz Allen Hamilton, Inc.†	3.875%	9/1/2028	130,000	122,590
Dell International LLC/EMC Corp.	4.90%	10/1/2026	146,000	146,287
Dell International LLC/EMC Corp.	6.02%	6/15/2026	239,000	244,718
Hewlett Packard Enterprise Co.	5.90%	10/1/2024	48,000	48,134
Total				561,729

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services 3.76%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	1.75%		10/29/2024	$300,000	$289,841
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)†(a)	6.45%		4/15/2027	156,000	161,630
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	6.50%		7/15/2025	198,000	200,598
Air Lease Corp.	4.25%		2/1/2024	19,000	18,971
Aircastle Ltd.†	5.25%		8/11/2025	113,000	111,455
Ally Financial, Inc.	3.875%		5/21/2024	232,000	230,054
Ally Financial, Inc.	5.125%		9/30/2024	272,000	269,963
Ally Financial, Inc.	5.75%		11/20/2025	103,000	102,437
American Express Co.	5.282% (SOFR + 1.28%	)#	7/27/2029	223,000	227,730
American Express Co.	5.389% (SOFR + 0.97%	)#	7/28/2027	36,000	36,423
American Express Co.	6.338% (SOFR + 1.33%	)#	10/30/2026	331,000	337,660
Ameriprise Financial, Inc.	5.70%		12/15/2028	105,000	110,125
Aviation Capital Group LLC†	1.95%		1/30/2026	132,000	122,424
Aviation Capital Group LLC†	5.50%		12/15/2024	109,000	108,470
Aviation Capital Group LLC†	6.25%		4/15/2028	174,000	177,622
Avolon Holdings Funding Ltd. (Ireland)†(a)	2.125%		2/21/2026	45,000	41,726
Avolon Holdings Funding Ltd. (Ireland)†(a)	2.75%		2/21/2028	26,000	23,125
Avolon Holdings Funding Ltd. (Ireland)†(a)	3.25%		2/15/2027	68,000	62,944
Avolon Holdings Funding Ltd. (Ireland)†(a)	3.95%		7/1/2024	450,000	444,112
Avolon Holdings Funding Ltd. (Ireland)†(a)	4.25%		4/15/2026	116,000	112,119
Avolon Holdings Funding Ltd. (Ireland)†(a)	5.25%		5/15/2024	180,000	179,063
Avolon Holdings Funding Ltd. (Ireland)†(a)	6.375%		5/4/2028	33,000	33,678
Bread Financial Holdings, Inc.†	7.00%		1/15/2026	127,000	126,343
Capital One Financial Corp.	4.166% (SOFR + 1.37%	)#	5/9/2025	96,000	95,297
LPL Holdings, Inc.†	4.00%		3/15/2029	169,000	156,588
LPL Holdings, Inc.†	4.625%		11/15/2027	189,000	182,714
LPL Holdings, Inc.	6.75%		11/17/2028	150,000	159,997
Navient Corp.	5.875%		10/25/2024	144,000	144,086
Navient Corp.	6.75%		6/25/2025	37,000	37,464
Nuveen Finance LLC†	4.125%		11/1/2024	148,000	145,820
Park Aerospace Holdings Ltd. (Ireland)†(a)	5.50%		2/15/2024	228,000	227,596
Total					4,678,075

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Electric 6.81%
AES Corp.†	3.30%		7/15/2025	$433,000	$417,357
AES Corp.	5.45%		6/1/2028	136,000	138,351
Alexander Funding Trust II†	7.467%		7/31/2028	200,000	210,247
Alliant Energy Finance LLC†	5.95%		3/30/2029	279,000	290,326
Ameren Corp.	5.00%		1/15/2029	127,000	127,660
Ameren Corp.	5.70%		12/1/2026	201,000	205,644
American Electric Power Co., Inc.	2.031%		3/15/2024	184,000	182,514
American Electric Power Co., Inc.	5.20%		1/15/2029	168,000	170,376
American Electric Power Co., Inc.	5.699%		8/15/2025	508,000	511,603
Black Hills Corp.	5.95%		3/15/2028	105,000	108,847
Calpine Corp.†	5.25%		6/1/2026	14,000	13,823
CenterPoint Energy, Inc.	5.25%		8/10/2026	128,000	129,214
Cleco Corporate Holdings LLC	3.743%		5/1/2026	414,000	399,700
Constellation Energy Generation LLC	5.60%		3/1/2028	95,000	97,915
DTE Energy Co.	4.22%	(b)	11/1/2024	284,000	280,855
DTE Energy Co.	4.875%		6/1/2028	145,000	146,379
Duke Energy Corp.	2.65%		9/1/2026	51,000	48,428
Electricite de France SA (France)†(a)	5.70%		5/23/2028	201,000	208,123
Evergy Missouri West, Inc.†	5.15%		12/15/2027	182,000	183,293
Eversource Energy	5.95%		2/1/2029	106,000	111,098
Fells Point Funding Trust†	3.046%		1/31/2027	355,000	334,761
FirstEnergy Transmission LLC†	4.35%		1/15/2025	247,000	243,191
ITC Holdings Corp.†	4.95%		9/22/2027	78,000	78,476
Jersey Central Power & Light Co.†	4.70%		4/1/2024	150,000	149,484
National Grid PLC (United Kingdom)(a)	5.602%		6/12/2028	70,000	72,179
NextEra Energy Capital Holdings, Inc.	4.20%		6/20/2024	43,000	42,730
NextEra Energy Capital Holdings, Inc.	5.749%		9/1/2025	117,000	118,153
NextEra Energy Capital Holdings, Inc.	6.051%		3/1/2025	80,000	80,762
NextEra Energy Operating Partners LP†	3.875%		10/15/2026	309,000	294,438
NRG Energy, Inc.†	3.75%		6/15/2024	262,000	259,041
Oncor Electric Delivery Co. LLC†	4.30%		5/15/2028	56,000	55,365
Pacific Gas & Electric Co.	3.15%		1/1/2026	258,645	248,190
Pacific Gas & Electric Co.	3.30%		12/1/2027	100,000	93,423
Pacific Gas & Electric Co.	5.45%		6/15/2027	48,000	48,420
Pennsylvania Electric Co.†	5.15%		3/30/2026	65,000	64,954
Public Service Enterprise Group, Inc.	5.85%		11/15/2027	93,000	96,875
Southern Co.	4.475%	(b)	8/1/2024	820,000	813,540
Southern Co.	5.113%		8/1/2027	177,000	179,530
System Energy Resources, Inc.	6.00%		4/15/2028	639,000	653,262

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Electric (continued)
Vistra Operations Co. LLC†	3.55%	7/15/2024	$350,000	$345,163
Vistra Operations Co. LLC†	4.875%	5/13/2024	123,000	122,459
WEC Energy Group, Inc.	5.60%	9/12/2026	95,000	96,725
Total				8,472,874

Electronics 0.09%
Arrow Electronics, Inc.	6.125%	3/1/2026	58,000	58,074
Keysight Technologies, Inc.	4.60%	4/6/2027	55,000	54,850
Total				112,924

Engineering & Construction 0.20%
Jacobs Engineering Group, Inc.	6.35%	8/18/2028	240,000	250,884

Entertainment 0.33%
SeaWorld Parks & Entertainment, Inc.†	8.75%	5/1/2025	130,000	130,905
Warnermedia Holdings, Inc.	3.638%	3/15/2025	115,000	112,564
Warnermedia Holdings, Inc.	3.788%	3/15/2025	82,000	80,405
Warnermedia Holdings, Inc.	6.412%	3/15/2026	92,000	92,068
Total				415,942

Environmental Control 0.25%
Veralto Corp.†	5.35%	9/18/2028	140,000	143,382
Veralto Corp.†	5.50%	9/18/2026	161,000	163,127
Total				306,509

Food 0.50%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.25%	3/15/2026	143,000	135,011
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.625%	1/15/2027	252,000	245,153
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	135,000	134,440
Conagra Brands, Inc.	5.30%	10/1/2026	104,000	105,333
Total				619,937

Gas 0.71%
Brooklyn Union Gas Co.†	4.632%	8/5/2027	254,000	247,916
National Fuel Gas Co.	5.50%	1/15/2026	211,000	211,413
National Fuel Gas Co.	5.50%	10/1/2026	80,000	80,185
NiSource, Inc.	5.25%	3/30/2028	36,000	36,725
ONE Gas, Inc.	1.10%	3/11/2024	137,000	135,804
Southwest Gas Corp.	5.45%	3/23/2028	80,000	81,835
Southwest Gas Corp.	5.80%	12/1/2027	89,000	91,642
Total				885,520

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Hand/Machine Tools 0.37%
Regal Rexnord Corp.†	6.05%	2/15/2026	$187,000	$189,109
Regal Rexnord Corp.†	6.05%	4/15/2028	273,000	276,585
Total				465,694

Health Care-Products 0.22%
Baxter International, Inc.	1.322%	11/29/2024	135,000	130,069
Stryker Corp.	4.85%	12/8/2028	53,000	53,630
Zimmer Biomet Holdings, Inc.	5.35%	12/1/2028	91,000	93,816
Total				277,515

Health Care-Services 0.87%
Centene Corp.	2.45%	7/15/2028	130,000	115,876
Centene Corp.	4.25%	12/15/2027	470,000	453,227
Elevance Health, Inc.	4.90%	2/8/2026	57,000	56,899
HCA, Inc.	5.25%	4/15/2025	237,000	236,886
HCA, Inc.	5.25%	6/15/2026	18,000	18,097
HCA, Inc.	5.375%	2/1/2025	52,000	51,949
Humana, Inc.	5.70%	3/13/2026	78,000	78,015
IQVIA, Inc.†	6.25%	2/1/2029	63,000	65,848
Total				1,076,797

Home Builders 0.04%
Toll Brothers Finance Corp.	4.875%	11/15/2025	45,000	44,703

Home Furnishings 0.04%
Leggett & Platt, Inc.	3.50%	11/15/2027	54,000	50,959

Insurance 2.52%
Brighthouse Financial Global Funding†	1.55%	5/24/2026	256,217	234,454
CNO Financial Group, Inc.	5.25%	5/30/2025	119,000	118,288
CNO Global Funding†	1.75%	10/7/2026	150,000	135,657
Corebridge Global Funding†	5.75%	7/2/2026	51,000	51,699
Equitable Financial Life Global Funding†	1.40%	7/7/2025	143,000	134,882
Equitable Financial Life Global Funding†	5.45%	3/3/2028	138,000	138,584
F&G Annuities & Life, Inc.	7.40%	1/13/2028	73,000	75,376
F&G Global Funding†	0.90%	9/20/2024	59,000	56,821
F&G Global Funding†	1.75%	6/30/2026	332,000	300,688
F&G Global Funding†	2.30%	4/11/2027	114,000	102,600
F&G Global Funding†	5.15%	7/7/2025	307,000	302,695
GA Global Funding Trust†	0.80%	9/13/2024	300,000	288,414
GA Global Funding Trust†	3.85%	4/11/2025	372,000	364,775

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Insurance (continued)
Jackson Financial, Inc.	5.17%		6/8/2027	$46,000	$45,964
Jackson National Life Global Funding†	1.75%		1/12/2025	150,000	143,895
Jackson National Life Global Funding†	5.50%		1/9/2026	150,000	149,930
Jackson National Life Global Funding†	6.586% (SOFR + 1.15%	)#	6/28/2024	245,000	245,505
Kemper Corp.	4.35%		2/15/2025	44,000	43,104
Mutual of Omaha Cos Global Funding†	5.80%		7/27/2026	50,000	50,997
Protective Life Global Funding†	5.209%		4/14/2026	150,000	149,957
Total					3,134,285

Iron-Steel 0.10%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(a)	8.75%		7/15/2026	126,000	118,088

Leisure Time 0.17%
NCL Corp. Ltd.†	3.625%		12/15/2024	212,000	206,092

Lodging 0.11%
Hyatt Hotels Corp.	1.80%		10/1/2024	57,000	55,331
Hyatt Hotels Corp.	5.75%		1/30/2027	81,000	82,816
Total					138,147

Machinery: Construction & Mining 0.46%
Weir Group PLC (United Kingdom)†(a)	2.20%		5/13/2026	616,000	573,004

Machinery-Diversified 0.21%
Ingersoll Rand, Inc.	5.40%		8/14/2028	185,000	190,758
Westinghouse Air Brake Technologies Corp.	4.15%		3/15/2024	69,000	68,719
Total					259,477

Media 0.27%
AMC Networks, Inc.	4.75%		8/1/2025	35,000	34,106
Charter Communications Operating LLC/Charter Communications Operating Capital	6.15%		11/10/2026	123,000	125,781
FactSet Research Systems, Inc.	2.90%		3/1/2027	52,000	48,717
Nexstar Media, Inc.†	5.625%		7/15/2027	131,000	126,780
Total					335,384

Mining 1.42%
Anglo American Capital PLC (United Kingdom)†(a)	3.625%		9/11/2024	200,000	196,863
Anglo American Capital PLC (United Kingdom)†(a)	4.50%		3/15/2028	200,000	194,846
Anglo American Capital PLC (United Kingdom)†(a)	4.75%		4/10/2027	200,000	197,544

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Mining (continued)
First Quantum Minerals Ltd. (Canada)†(a)	7.50%	4/1/2025	$200,000	$190,881
Freeport Indonesia PT (Indonesia)†(a)	4.763%	4/14/2027	200,000	197,500
Freeport-McMoRan, Inc.	4.55%	11/14/2024	226,000	223,733
Glencore Funding LLC†	1.625%	4/27/2026	26,000	24,113
Glencore Funding LLC†	3.875%	10/27/2027	34,000	32,885
Glencore Funding LLC†	4.00%	3/27/2027	407,000	395,518
Glencore Funding LLC†	4.625%	4/29/2024	28,000	27,886
Glencore Funding LLC†	6.125%	10/6/2028	85,000	89,120
Total				1,770,889

Miscellaneous Manufacturing 0.15%
Parker-Hannifin Corp.	3.65%	6/15/2024	53,000	52,508
Trinity Industries, Inc.	4.55%	10/1/2024	141,000	139,051
Total				191,559

Oil & Gas 5.57%
Apache Corp.	4.375%	10/15/2028	370,000	351,001
California Resources Corp.†	7.125%	2/1/2026	179,000	181,651
Callon Petroleum Co.	6.375%	7/1/2026	182,000	181,671
Canadian Natural Resources Ltd. (Canada)(a)	3.85%	6/1/2027	79,000	76,761
Chesapeake Energy Corp.†	5.50%	2/1/2026	159,000	157,766
Chord Energy Corp.†	6.375%	6/1/2026	116,000	116,117
Civitas Resources, Inc.†	5.00%	10/15/2026	200,000	194,152
CNX Resources Corp.†	7.25%	3/14/2027	111,000	112,188
Continental Resources, Inc.†	2.268%	11/15/2026	661,000	608,463
Continental Resources, Inc.	3.80%	6/1/2024	241,000	239,183
Continental Resources, Inc.	4.375%	1/15/2028	209,000	202,526
Crescent Energy Finance LLC†	7.25%	5/1/2026	173,000	174,244
CrownRock LP/CrownRock Finance, Inc.†	5.625%	10/15/2025	99,000	98,930
Devon Energy Corp.	5.25%	10/15/2027	225,000	226,369
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	120,000	120,188
EQT Corp.†	3.125%	5/15/2026	124,000	117,763
EQT Corp.	5.70%	4/1/2028	82,000	83,288
EQT Corp.	6.125%	2/1/2025	133,000	133,675
Gulfport Energy Corp.†	8.00%	5/17/2026	245,000	247,924
HF Sinclair Corp.†	5.00%	2/1/2028	97,000	94,159
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%	8/1/2026	222,000	216,681
Matador Resources Co.	5.875%	9/15/2026	282,000	279,906

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Occidental Petroleum Corp.	6.375%	9/1/2028	$325,000	$341,819
Ovintiv, Inc.	5.375%	1/1/2026	250,000	250,145
Ovintiv, Inc.	5.65%	5/15/2025	76,000	76,400
Ovintiv, Inc.	5.65%	5/15/2028	139,000	141,928
Patterson-UTI Energy, Inc.	3.95%	2/1/2028	145,000	135,214
PDC Energy, Inc.	5.75%	5/15/2026	338,000	337,568
Permian Resources Operating LLC†	7.75%	2/15/2026	142,000	144,589
Petroleos Mexicanos (Mexico)(a)	6.49%	1/23/2027	460,000	431,941
Sitio Royalties Operating Partnership LP/Sitio Finance Corp.†	7.875%	11/1/2028	118,000	122,373
SM Energy Co.	5.625%	6/1/2025	154,000	152,331
SM Energy Co.	6.75%	9/15/2026	129,000	128,778
Suncor Energy, Inc. (Canada)(a)	7.875%	6/15/2026	103,000	109,308
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(a)	2.625%	8/15/2025	200,000	188,659
Viper Energy, Inc.†	5.375%	11/1/2027	130,000	127,797
Vital Energy, Inc.	9.50%	1/15/2025	33,000	33,033
Total				6,936,489

Oil & Gas Services 0.16%
Welltec International ApS (Denmark)†(a)	8.25%	10/15/2026	200,000	204,126

Pharmaceuticals 0.97%
Bayer U.S. Finance II LLC†	4.25%	12/15/2025	300,000	292,470
Bayer U.S. Finance II LLC†	4.375%	12/15/2028	246,000	234,001
Bayer U.S. Finance LLC†	6.125%	11/21/2026	200,000	203,410
Bayer U.S. Finance LLC†	6.25%	1/21/2029	400,000	409,201
Cigna Group	5.685%	3/15/2026	69,000	69,056
Total				1,208,138

Pipelines 1.57%
Buckeye Partners LP	3.95%	12/1/2026	181,000	171,198
Cheniere Corpus Christi Holdings LLC	5.875%	3/31/2025	91,000	91,243
Columbia Pipelines Holding Co. LLC†	6.055%	8/15/2026	269,000	275,482
DCP Midstream Operating LP	5.375%	7/15/2025	50,000	50,059
Enbridge, Inc. (Canada)(a)	5.90%	11/15/2026	75,000	77,027
Enbridge, Inc. (Canada)(a)	6.00%	11/15/2028	63,000	66,190
Energy Transfer LP†	5.625%	5/1/2027	60,000	59,835
Energy Transfer LP	5.875%	1/15/2024	189,000	188,962
Energy Transfer LP†	6.00%	2/1/2029	59,000	59,569

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Pipelines (continued)
ONEOK, Inc.	5.55%	11/1/2026	$64,000	$65,142
ONEOK, Inc.	5.65%	11/1/2028	64,000	66,302
Plains All American Pipeline LP/PAA Finance Corp.	3.60%	11/1/2024	94,000	92,310
Sabine Pass Liquefaction LLC	5.75%	5/15/2024	100,000	99,969
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	6.50%	7/15/2027	173,000	175,392
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	6.875%	1/15/2029	238,000	246,011
Western Midstream Operating LP	6.35%	1/15/2029	39,000	40,756
Williams Cos., Inc.	5.30%	8/15/2028	87,000	89,117
Williams Cos., Inc.	5.40%	3/2/2026	39,000	39,402
Total				1,953,966

REITS 2.08%
American Tower Corp.	1.60%	4/15/2026	202,000	186,833
American Tower Corp.	3.60%	1/15/2028	261,000	248,886
American Tower Corp.	3.65%	3/15/2027	125,000	120,312
American Tower Corp.	5.25%	7/15/2028	82,000	83,365
American Tower Corp.	5.50%	3/15/2028	123,000	125,825
Crown Castle, Inc.	3.65%	9/1/2027	94,000	89,450
Crown Castle, Inc.	4.80%	9/1/2028	70,000	69,141
Crown Castle, Inc.	5.00%	1/11/2028	74,000	73,777
EPR Properties	4.50%	6/1/2027	70,000	66,102
EPR Properties	4.75%	12/15/2026	171,000	163,747
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%	6/15/2026	187,000	175,872
Kite Realty Group Trust	4.00%	3/15/2025	72,000	70,216
VICI Properties LP/VICI Note Co., Inc.†	3.50%	2/15/2025	189,000	184,286
VICI Properties LP/VICI Note Co., Inc.†	3.75%	2/15/2027	178,000	168,135
VICI Properties LP/VICI Note Co., Inc.†	4.50%	9/1/2026	91,000	88,149
VICI Properties LP/VICI Note Co., Inc.†	4.625%	6/15/2025	248,000	243,753
VICI Properties LP/VICI Note Co., Inc.†	5.625%	5/1/2024	297,000	296,219
Vornado Realty LP	2.15%	6/1/2026	46,000	41,499
Vornado Realty LP	3.50%	1/15/2025	97,000	93,997
Total				2,589,564

Retail 0.13%
Walgreens Boots Alliance, Inc.	3.45%	6/1/2026	170,000	161,689

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Semiconductors 0.20%
Microchip Technology, Inc.	4.25%		9/1/2025	$97,000	$95,581
Micron Technology, Inc.	4.185%		2/15/2027	29,000	28,459
Micron Technology, Inc.	5.375%		4/15/2028	22,000	22,401
Qorvo, Inc.	1.75%		12/15/2024	106,000	101,768
Total					248,209

Shipbuilding 0.10%
Huntington Ingalls Industries, Inc.	2.043%		8/16/2028	143,000	125,801

Software 0.13%
Concentrix Corp.	6.65%		8/2/2026	59,000	60,509
Oracle Corp.	2.30%		3/25/2028	104,000	94,826
Take-Two Interactive Software, Inc.	3.55%		4/14/2025	8,000	7,834
Total					163,169

Telecommunications 0.78%
AT&T, Inc.	5.539%		2/20/2026	173,000	173,043
NBN Co. Ltd. (Australia)†(a)	5.75%		10/6/2028	200,000	208,381
Sprint Capital Corp.	6.875%		11/15/2028	190,000	206,001
Sprint LLC	7.125%		6/15/2024	114,000	114,571
Telecom Italia SpA (Italy)†(a)	5.303%		5/30/2024	200,000	199,233
T-Mobile USA, Inc.	3.75%		4/15/2027	70,000	67,916
Total					969,145

Trucking & Leasing 0.67%
Fortress Transportation & Infrastructure Investors LLC†	6.50%		10/1/2025	118,000	117,729
Penske Truck Leasing Co. LP/PTL Finance Corp.†	4.20%		4/1/2027	271,000	262,138
Penske Truck Leasing Co. LP/PTL Finance Corp.†	6.05%		8/1/2028	239,000	247,964
SMBC Aviation Capital Finance DAC (Ireland)†(a)	5.45%		5/3/2028	200,000	201,275
Total					829,106
Total Corporate Bonds (cost $78,149,913)					78,180,359

FLOATING RATE LOANS(c) 2.07%

Airlines 0.03%
Mileage Plus Holdings LLC 2020 Term Loan B	10.77% (3 mo. USD Term SOFR + 5.25%	)	6/21/2027	39,375	40,781

Diversified Financial Services 0.15%
Setanta Aircraft Leasing Designated Activity Company Term Loan B (Ireland)(a)	7.61% (3 mo. USD Term SOFR + 2.00%	)	11/5/2028	181,654	182,436

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Electric 0.12%
Calpine Corporation 2019 Term Loan B10	7.47% (1 mo. USD Term SOFR + 2.00%	)	8/12/2026	$148,158	$148,598

Energy 0.09%
Buckeye Partners LP 2021 Term Loan B	7.706% (1 mo. USD Term SOFR + 2.25%	)	11/1/2026	106,936	107,331

Food 0.15%
U.S. Foods, Inc. 2019 Term Loan B	7.47% (1 mo. USD Term SOFR + 2.00%	)	9/13/2026	178,958	179,525

Health Care Services 0.12%
HCA, Inc. 2021 Term Loan A	6.831% (1 mo. USD Term SOFR + 1.38%	)	6/30/2026	152,325	152,897

Internet 0.16%
MH Sub I LLC 2017 1st Lien Term Loan	9.22% (1 mo. USD Term SOFR + 3.75%	)	9/13/2024	198,500	199,018

Leisure Time 0.04%
Carnival Corp. 2023 Term Loan B	8.357% (1 mo. USD Term SOFR + 3.00%	)	8/8/2027	54,725	54,930

Lodging 0.24%
Hilton Domestic Operating Co., Inc. 2023 Term Loan B3	7.207% (1 mo. USD Term SOFR + 1.75%	)	6/21/2028	291,646	292,527

Manufacturing 0.10%
DirecTV Financing LLC Term Loan	–	(d)	8/2/2027	128,378	128,611

Media 0.27%
Charter Communications Operating LLC 2019 Term Loan B2	7.133% (3 mo. USD Term SOFR + 1.75%	)	2/1/2027	338,117	338,542

Real Estate Investment Trusts 0.50%
Invitation Homes Operating Partnership LP 2020 Term Loan A	6.456% (1 mo. USD Term SOFR + 1.00%	)	1/31/2025	628,665	624,736

Retail 0.10%
KFC Holding Co. 2021 Term Loan B	7.223% (1 mo. USD Term SOFR + 1.75%	)	3/15/2028	125,356	125,656
Total Floating Rate Loans (cost $2,584,344)					2,575,588

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.06%
Government National Mortgage Association Series 2014-112 Class A	3.00%	#(e)	1/16/2048	$2,273	$2,044
Government National Mortgage Association Series 2014-78 IO(f)	0.007%	#(e)	3/16/2056	10,734	12
Government National Mortgage Association Series 2017-23 Class AB	2.60%		12/16/2057	11,947	10,508
Government National Mortgage Association Series 2017-44 Class AD	2.65%		11/17/2048	8,964	8,444
Government National Mortgage Association Series 2017-53 Class B	2.75%		3/16/2050	29,039	25,857
Government National Mortgage Association Series 2017-61 Class A	2.60%		8/16/2058	14,579	13,233
Government National Mortgage Association Series 2017-76 Class AS	2.65%		11/16/2050	18,882	16,511
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $85,298)					76,609

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.03%
Federal Home Loan Mortgage Corp.	4.868% (1Yr. RFUCCT + 1.84%	)#	6/1/2042	1,629	1,670
Federal Home Loan Mortgage Corp.	5.664% (1Yr. RFUCCT + 1.79%	)#	6/1/2041	3,656	3,769
Federal Home Loan Mortgage Corp.	6.143% (1Yr. RFUCCT + 1.89%	)#	12/1/2040	1,998	2,006
Federal National Mortgage Association	4.605% (1Yr. RFUCCT + 1.81%	)#	4/1/2040	4,572	4,724
Federal National Mortgage Association	5.107% (1Yr. RFUCCT + 1.78%	)#	10/1/2036	8,278	8,534
Federal National Mortgage Association	5.736% (1Yr. RFUCCT + 1.79%	)#	3/1/2042	1,751	1,804
Federal National Mortgage Association	5.853% (1Yr. RFUCCT + 1.72%	)#	6/1/2042	1,522	1,566
Federal National Mortgage Association	5.937% (1Yr. RFUCCT + 1.82%	)#	12/1/2040	495	511
Federal National Mortgage Association	6.048% (1Yr. RFUCCT + 1.81%	)#	1/1/2042	8,605	8,873
Federal National Mortgage Association	6.056% (1Yr. RFUCCT + 1.81%	)#	10/1/2040	126	129
Federal National Mortgage Association	6.061% (1Yr. RFUCCT + 1.81%	)#	12/1/2040	240	247
Federal National Mortgage Association	7.144% (1Yr. RFUCCT + 1.60%	)#	12/1/2045	1,000	1,032

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Association	7.455% (1Yr. RFUCCT + 1.60%	)#	12/1/2045	$5,375	$5,551
Federal National Mortgage Association	7.528% (1Yr. RFUCCT + 1.60%	)#	10/1/2045	547	564
Total Government Sponsored Enterprises Pass-Throughs (cost $41,357)					40,980

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 5.18%
Bank Series 2023-5 Class A3	6.50%		12/15/2056	280,000	296,479
BBCMS Mortgage Trust Series 2018-TALL Class A†	6.281% (1 mo. USD Term SOFR + 0.92%	)#	3/15/2037	200,000	185,874
BB-UBS Trust Series 2012-TFT Class A†	2.892%		6/5/2030	69,844	61,998
BX Commercial Mortgage Trust Series 2019-XL Class A†	6.396% (1 mo. USD Term SOFR + 1.03%	)#	10/15/2036	67,198	67,044
BX Commercial Mortgage Trust Series 2021-ACNT Class A†	6.327% (1 mo. USD Term SOFR + 0.96%	)#	11/15/2038	240,000	236,848
BX Commercial Mortgage Trust Series 2021-XL2 Class A†	6.165% (1 mo. USD Term SOFR + 0.80%	)#	10/15/2038	445,700	437,746
BX Trust Series 2022-LBA6 Class A†	6.362% (1 mo. USD Term SOFR + 1.00%	)#	1/15/2039	500,000	492,238
BX Trust Series 2022-PSB Class A†	7.813% (1 mo. USD Term SOFR + 2.45%	)#	8/15/2039	177,154	177,843
BXHPP Trust Series 2021-FILM Class A†	6.127% (1 mo. USD Term SOFR + 0.76%	)#	8/15/2036	280,000	264,663
CFCRE Commercial Mortgage Trust Series 2016-C6 Class XA(f)	1.076%	#(e)	11/10/2049	173,218	3,943
CFCRE Commercial Mortgage Trust Series 2016-C7 Class XA(f)	0.639%	#(e)	12/10/2054	169,667	2,638
Citigroup Commercial Mortgage Trust Series 2015-GC27 Class AAB	2.944%		2/10/2048	1,426	1,411
Citigroup Commercial Mortgage Trust Series 2015-GC31 Class XA(f)	0.328%	#(e)	6/10/2048	858,290	3,219
Citigroup Commercial Mortgage Trust Series 2016-GC36 Class A5	3.616%		2/10/2049	280,000	267,174
Commercial Mortgage Pass-Through Certificates Series 2014-UBS5 Class XB1†(f)	0.085%	#(e)	9/10/2047	2,000,000	1,770

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates Series 2014-CR19 Class A4	3.532%		8/10/2047	$12,267	$12,087
Commercial Mortgage Pass-Through Certificates Series 2014-UBS3 Class A4	3.819%		6/10/2047	184,000	182,032
Commercial Mortgage Pass-Through Certificates Series 2015-PC1 Class XA†(f)	0.373%	#(e)	7/10/2050	59,828	224
Commercial Mortgage Pass-Through Certificates Series 2016-CD1 Class XA(f)	1.362%	#(e)	8/10/2049	45,554	1,112
Credit Suisse Mortgage Capital Certificates Trust Series 2014-USA Class X1†(f)	0.54%	#(e)	9/15/2037	978,382	5,783
Credit Suisse Mortgage Capital Certificates Trust Series 2021-NQM3 Class A1†	1.015%	#(e)	4/25/2066	49,682	41,591
CSAIL Commercial Mortgage Trust Series 2016-C6 Class XA(f)	1.857%	#(e)	1/15/2049	596,919	18,521
DBJPM Mortgage Trust Series 2016-C3 Class XA(f)	1.407%	#(e)	8/10/2049	158,319	4,519
DBWF Mortgage Trust Series 2015-LCM Class A1†	2.998%		6/10/2034	6,538	6,164
DBWF Mortgage Trust Series 2016-85T Class XA†(f)	0.014%	#(e)	12/10/2036	3,140,000	4,186
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-HQA3 Class M1†	6.187% (30 day USD SOFR Average + 0.85%	)#	9/25/2041	89,169	88,307
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA4 Class M1A†	7.537% (30 day USD SOFR Average + 2.20%	)#	5/25/2042	203,493	206,433
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2023-DNA2 Class M1A†	7.437% (30 day USD SOFR Average + 2.10%	)#	4/25/2043	257,157	261,370
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R02 Class 2M1†	6.537% (30 day USD SOFR Average + 1.20%	)#	1/25/2042	133,541	133,142
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R08 Class 1M1†	7.887% (30 day USD SOFR Average + 2.55%	)#	7/25/2042	238,478	244,733
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R01 Class 1M1†	7.737% (30 day USD SOFR Average + 2.40%	)#	12/25/2042	257,358	262,488

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R03 Class 2M1†	7.837% (30 day USD SOFR Average + 2.50%	)#	4/25/2043	$127,462	$129,507
Fontainebleau Miami Beach Trust Series 2019-FBLU Class A†	3.144%		12/10/2036	100,000	96,908
GS Mortgage Securities Corp. Trust Series 2021-ARDN Class A†	6.726% (1 mo. USD Term SOFR + 1.36%	)#	11/15/2036	180,000	175,046
GS Mortgage Securities Corp. Trust Series 2021-ROSS Class A†	6.627% (1 mo. USD Term SOFR + 1.26%	)#	5/15/2026	100,000	89,435
GS Mortgage Securities Corp. Trust Series 2021-ROSS Class H†(f)	11.377% (1 mo. USD Term SOFR + 6.01%	)#	5/15/2026	100,000	44,802
GS Mortgage Securities Corp. Trust Series 2017-485L Class XB†(f)	0.111%	#(e)	2/10/2037	1,590,000	6,726
GS Mortgage Securities Trust Series 2015-GS1 Class XB(f)	0.179%	#(e)	11/10/2048	1,082,000	4,166
HMH Trust Series 2017-NSS Class A†	3.062%		7/5/2031	100,000	87,447
HMH Trust Series 2017-NSS Class B†	3.343%		7/5/2031	100,000	80,906
HMH Trust Series 2017-NSS Class C†	3.787%		7/5/2031	100,000	75,313
HMH Trust Series 2017-NSS Class D†	4.723%		7/5/2031	100,000	66,250
HONO Mortgage Trust Series 2021-LULU Class A†	6.627% (1 mo. USD Term SOFR + 1.26%	)#	10/15/2036	100,000	95,880
Hudsons Bay Simon JV Trust Series 2015-HB7 Class XA7†(f)	1.245%	#(e)	8/5/2034	937,031	166
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class A†(f)	3.429%		6/10/2027	200,000	72,069
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP4 Class XA(f)	0.575%	#(e)	12/15/2049	768,362	9,728
JP Morgan Chase Commercial Mortgage Securities Trust Series 2017-JP7 Class XA(f)	1.055%	#(e)	9/15/2050	869,968	21,394
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-PTC Class A†(f)	6.859% (1 mo. USD Term SOFR + 1.50%	)#	4/15/2031	90,000	61,165
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-PTC Class B†	7.559% (1 mo. USD Term SOFR + 2.20%	)#	4/15/2031	24,000	14,639
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-PTC Class C†	7.959% (1 mo. USD Term SOFR + 2.60%	)#	4/15/2031	18,000	10,088

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-MKST Class E†(f)	8.227% (1 mo. USD Term SOFR + 2.61%	)#	12/15/2036	$420,000	$49,656
JPMBB Commercial Mortgage Securities Trust Series 2014-C26 Class XA(f)	0.922%	#(e)	1/15/2048	593,490	2,601
JPMBB Commercial Mortgage Securities Trust Series 2015-C30 Class XA(f)	0.421%	#(e)	7/15/2048	680,901	3,494
KIND Trust Series 2021-KIND Class A†	6.427% (1 mo. USD Term SOFR + 1.06%	)#	8/15/2038	158,852	152,820
Life Mortgage Trust Series 2022-BMR2 Class A1†	6.657% (1 mo. USD Term SOFR + 1.30%	)#	5/15/2039	150,000	146,851
LSTAR Commercial Mortgage Trust Series 2016-4 Class XA†(f)	1.681%	#(e)	3/10/2049	510,513	7,593
LSTAR Commercial Mortgage Trust Series 2017-5 Class A3†	4.50%		3/10/2050	45,746	45,010
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23 Class XA(f)	0.543%	#(e)	7/15/2050	346,972	1,984
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31 Class XA(f)	1.264%	#(e)	11/15/2049	777,383	20,792
Morgan Stanley Capital I Trust Series 2015-UBS8 Class ASB	3.626%		12/15/2048	3,893	3,819
Morgan Stanley Capital I Trust Series 2016-UB11 Class XB(f)	0.88%	#(e)	8/15/2049	1,000,000	20,584
MSCG Trust Series 2015-ALDR Class A1†	2.612%		6/7/2035	4,294	4,077
MTN Commercial Mortgage Trust Series 2022-LPFL Class A†	6.767% (1 mo. USD Term SOFR + 1.40%	)#	3/15/2039	300,000	292,930
One New York Plaza Trust Series 2020-1NYP Class A†	6.427% (1 mo. USD Term SOFR + 1.06%	)#	1/15/2036	100,000	95,343
Palisades Center Trust Series 2016-PLSD Class D†(f)	4.737%		4/13/2033	77,000	1,619
Ready Capital Mortgage Financing LLC Series 2021-FL6 Class A†	6.42% (1 mo. USD Term SOFR + 1.06%	)#	7/25/2036	100,283	98,484
SG Commercial Mortgage Securities Trust Series 2019-787E Class X†(f)	0.305%	#(e)	2/15/2041	4,149,000	64,907
Shops at Crystals Trust Series 2016-CSTL Class XB†(f)	0.203%	#(e)	7/5/2036	1,000,000	4,912

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
SMRT Commercial Mortgage Trust Series 2022-MINI Class A†	6.362% (1 mo. USD Term SOFR + 1.00%	)#	1/15/2039	$200,000	$195,973
Verus Securitization Trust Series 2020-4 Class A1†	1.502%	(b)	5/25/2065	21,348	20,131
Verus Securitization Trust Series 2021-R2 Class A1†	0.918%	#(e)	2/25/2064	31,145	27,554
Verus Securitization Trust Series 2021-R3 Class A1†	1.02%	#(e)	4/25/2064	40,520	36,207
Wells Fargo Commercial Mortgage Trust Series 2015-C29 Class XB(f)	0.014%	#(e)	6/15/2048	2,000,000	1,328
Wells Fargo Commercial Mortgage Trust Series 2015-SG1 Class XA(f)	0.647%	#(e)	9/15/2048	800,930	5,940
Wells Fargo Commercial Mortgage Trust Series 2016-BNK1 Class XA(f)	1.711%	#(e)	8/15/2049	892,714	28,584
Total Non-Agency Commercial Mortgage-Backed Securities (cost $7,343,192)					6,448,408

U.S. TREASURY OBLIGATIONS 0.61%
U.S. Treasury Inflation-Indexed Notes(g) (cost $759,362)	0.25%		1/15/2025	784,590	761,626
Total Long-Term Investments (cost $119,691,214)					118,669,757

SHORT-TERM INVESTMENTS 3.70%

COMMERCIAL PAPER 1.19%

Health Care-Services 0.80%
CommonSpirit Health	6.468%		1/4/2024	1,000,000	999,650

Retail 0.39%
Bayer Corp.†	6.372%		7/8/2024	500,000	483,835
Total Commercial Paper (cost $1,483,935)					1,483,485

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2023

Investments	Principal Amount	Fair Value
REPURCHASE AGREEMENTS 2.51%
Repurchase Agreement dated 12/29/2023, 5.350% due 1/2/2024 with Barclays Bank PLC collateralized by $1,348,000 of U.S. Treasury Bond at 3.500% due 02/15/2033; value: $1,325,118; proceeds: $1,299,907 (cost $1,299,135)	$1,299,135	$1,299,135
Repurchase Agreement dated 12/29/2023, 2.800% due 1/2/2024 with Fixed Income Clearing Corp. collateralized by $1,816,600 of U.S. Treasury Note at 4.625% due 3/15/2026; value: $1,857,512; proceeds: $1,821,568 (cost $1,821,002)	1,821,002	1,821,002
Total Repurchase Agreements (cost $3,120,137)		3,120,137
Total Short-Term Investments (cost $4,604,072)		4,603,622
Total Investments in Securities 99.03% (cost $124,295,286)		123,273,379
Other Assets and Liabilities – Net(h) 0.97%		1,205,545
Net Assets 100.00%		$124,478,924

CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
RFUCCT	Refinitiv USD IBOR Consumer Cash Fallbacks Term.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2023, the total value of Rule 144A securities was $63,906,032, which represents 51.34% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2023.
(a)	Foreign security traded in U.S. dollars.
(b)	Step Bond – Security with a predetermined schedule of interest rate changes.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2023.
(d)	Interest Rate to be determined.
(e)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(f)	IOettes. These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount and therefore appear unusually large.
(g)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(h)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on futures contracts and swap contracts as follows:

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Centrally Cleared Interest Rate Swap Contracts at December 31, 2023:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/Unrealized Depreciation
Goldman Sachs(1)	3.872%	12-Month USD SOFR Index	5/31/2028	$3,640,000	$(54,399)

SOFR	Secured Overnight Financing Rate.
(1)	Central clearinghouse: Chicago Mercantile Exchange (CME).

Centrally Cleared Consumer Price Index (“CPI”) Swap Contracts at December 31, 2023:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Appreciation
Goldman Sachs	2.079%	CPI Urban Consumer NSA	7/15/2024	$299,000	$218
Goldman Sachs	2.548%	CPI Urban Consumer NSA	3/27/2025	600,000	136
Goldman Sachs	2.744%	CPI Urban Consumer NSA	1/15/2024	299,000	1,347
Goldman Sachs	2.750%	CPI Urban Consumer NSA	3/24/2024	600,000	1,560
Goldman Sachs	4.145%	CPI Urban Consumer NSA	4/15/2024	581,000	4,533
Total Unrealized Appreciation on Centrally Cleared CPI Swap Contracts					$7,794

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Depreciation
Goldman Sachs	2.285%	CPI Urban Consumer NSA	7/15/2025	$299,000	$(360)

Futures Contracts at December 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2024	197	Long	$40,154,152	$40,565,071	$410,919

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2024	88	Short	$(9,397,430)	$(9,572,063)	$(174,633)

See Notes to Financial Statements.	41

Schedule of Investments (concluded)

December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$30,586,187	$–	$30,586,187
Corporate Bonds	–	78,180,359	–	78,180,359
Floating Rate Loans	–	2,575,588	–	2,575,588
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	76,609	–	76,609
Government Sponsored Enterprises Pass-Throughs	–	40,980	–	40,980
Non-Agency Commercial Mortgage-Backed Securities	–	6,448,408	–	6,448,408
U.S. Treasury Obligations	–	761,626	–	761,626
Short-Term Investments
Commercial Paper	–	1,483,485	–	1,483,485
Repurchase Agreements	–	3,120,137	–	3,120,137
Total	$–	$123,273,379	$–	$123,273,379
Other Financial Instruments
Centrally Cleared Interest Rate Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(54,399)	–	(54,399)
Centrally Cleared CPI Swap Contracts
Assets	–	7,794	–	7,794
Liabilities	–	(360)	–	(360)
Futures Contracts
Assets	410,919	–	–	410,919
Liabilities	(174,633)	–	–	(174,633)
Total	$236,286	$(46,965)	$–	$189,321

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

42	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2023

ASSETS:
Investments in securities, at fair value (cost $124,295,286)	$123,273,379
Cash	10,803
Deposits with brokers for futures collateral	220,683
Deposits with brokers for swaps collateral	111,049
Receivables:
Interest	1,183,713
Capital shares sold	70,076
Variation margin for futures contracts	26,909
Investment securities sold	25,818
Prepaid expenses	1,775
Total assets	124,924,205
LIABILITIES:
Payables:
Investment securities purchased	185,204
Transfer agent fees	135,603
Management fee	39,044
Capital shares reacquired	28,585
Directors’ fees	8,123
Fund administration	4,462
Variation margin for centrally cleared swap contracts agreements	561
Accrued expenses	43,699
Total liabilities	445,281
NET ASSETS	$124,478,924
COMPOSITION OF NET ASSETS:
Paid-in capital	$138,347,571
Total distributable earnings (loss)	(13,868,647)
Net Assets	$124,478,924
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	9,555,318
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$13.03

See Notes to Financial Statements.	43

Statement of Operations

For the Year Ended December 31, 2023

Investment income:
Interest and other (net of foreign withholding taxes of $37)	$6,003,237
Expenses:
Management fee	430,674
Non 12b-1 service fees	307,808
Shareholder servicing	138,324
Professional	55,558
Fund administration	49,220
Custody	22,063
Reports to shareholders	21,427
Directors’ fees	3,489
Other	20,001
Gross expenses	1,048,564
Expense reductions (See Note 9)	(1,046)
Fees waived and expenses reimbursed (See Note 3)	(22,063)
Net expenses	1,025,455
Net investment income	4,977,782
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(1,296,937)
Net realized gain (loss) on futures contracts	(882,821)
Net realized gain (loss) on swap contracts	54,502
Net change in unrealized appreciation/depreciation on investments	3,343,231
Net change in unrealized appreciation/depreciation on futures contracts	157,848
Net change in unrealized appreciation/depreciation on swap contracts	(50,796)
Net realized and unrealized gain (loss)	1,325,027
Net Increase in Net Assets Resulting From Operations	$6,302,809

44	See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended December 31, 2023

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income	$4,977,782	$2,532,235
Net realized gain (loss) on investments, futures contracts and swap contracts	(2,125,256)	(4,404,102)
Net change in unrealized appreciation/depreciation on investments, futures contracts and swap contracts	3,450,283	(4,305,373)
Net increase (decrease) in net assets resulting from operations	6,302,809	(6,177,240)
Distributions to shareholders:	(5,608,712)	(3,457,341)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	43,338,118	47,716,359
Reinvestment of distributions	5,608,712	3,457,341
Cost of shares reacquired	(44,342,061)	(42,918,177)
Net increase in net assets resulting from capital share transactions	4,604,769	8,255,523
Net increase (decrease) in net assets	5,298,866	(1,379,058)
NET ASSETS:
Beginning of year	$119,180,058	$120,559,116
End of year	$124,478,924	$119,180,058

See Notes to Financial Statements.	45

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
12/31/2023	$12.99	$0.53	$0.12	$0.65	$(0.61)	$13.03
12/31/2022	14.09	0.29	(1.00)	(0.71)	(0.39)	12.99
12/31/2021	14.31	0.20	(0.10)	0.10	(0.32)	14.09
12/31/2020	14.27	0.29	0.15	0.44	(0.40)	14.31
12/31/2019	14.05	0.38	0.33	0.71	(0.49)	14.27

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

46	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
5.05	0.83	0.85	4.04	$124,479	79
(5.06)	0.83	0.84	2.12	119,180	71
0.63	0.81	0.83	1.40	120,559	66
3.13	0.84	0.86	2.04	108,101	79
5.06	0.88	0.90	2.66	100,107	56

See Notes to Financial Statements.	47

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2023. This report covers Short Duration Income Portfolio (the “Fund”).

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation—Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services.Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services,

48

Notes to Financial Statements (continued)

which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions—Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income—Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes—It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2020 through December 31, 2023. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(e)	Expenses—Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions—The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement

49

Notes to Financial Statements (continued)

of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Futures Contracts—The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swap Contracts—The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swap contracts may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

50

Notes to Financial Statements (continued)

Credit default swap contracts are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap contract sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap contract purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap contract and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap contract agreement. The value and credit rating of each credit default swap contract where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap contract. As the value of the swap contract changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap contract agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap contract agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swap contracts involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap contract is based. For the centrally cleared credit default swap contracts, there was minimal counterparty risk to the Fund, since such credit default swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Repurchase Agreements—The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

51

Notes to Financial Statements (continued)

(k)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions—The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(l)	Reverse Repurchase Agreements—The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the fiscal year ended December 31, 2023, the Fund did not enter into reverse repurchase agreements.

(m)	Floating Rate Loans—The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or Secured Overnight Financing Rate (“SOFR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the

52

Notes to Financial Statements (continued)

Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented, if any, on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes.

As of December 31, 2023, the Fund did not have any unfunded loan commitments.

(n)	Inflation-Linked Derivatives—The Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Contract Agreements (“CPI swap contracts”). A CPI swap contract is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. A Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap contract’s maturity date, at which point the payments are netted. The swap contracts are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swap contracts in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap contract is recorded in realized gain (loss) and is included in Net realized gain (loss) on swap contracts in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swap contracts, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. For the centrally cleared CPI swap contracts, there was minimal counterparty risk to the Fund, since such CPI swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(o)	Interest Rate Swap Contracts—The Fund may enter into interest rate swap contract agreements. Pursuant to interest rate swap contract agreements, a Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swap contracts) based on a benchmark interest rate in exchange for fixed-rate payments or a Fund makes fixed-rate payments to the counterparty or CCP in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swap contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap contract is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap contract counterparty. In the case of centrally cleared swap contracts, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(p)	Fair Value Measurements—Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A

53

Notes to Financial Statements (continued)

three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.35%
Next $1 billion	.30%
Over $2 billion	.25%

For the fiscal year ended December 31, 2023, the effective management fee, net of any applicable waiver, was at an annualized rate of .35% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $22,063 of fund administration fees during the fiscal year ended December 31, 2023.

54

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations. The distribution and service fees are accrued daily and payable monthly. One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Short Duration Income Portfolio	$—	$5,608,712	$—	$—	$5,608,712

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Short Duration Income Portfolio	$—	$3,457,341	$—	$—	$3,457,341

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss)
Series Fund-Short Duration Income Portfolio	$ –	$ –	$ –	$(11,034,484)	$(2,826,040)	$(8,123)	$(13,868,647)

Net capital losses recognized by the Fund may be carried forward indefinitely and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward are as follows:

Fund	Short-Term Losses	Long-Term Losses	Net Capital Losses
Series Fund-Short Duration Income Portfolio	$(2,454,461)	$(8,580,023)	$(11,034,484)

55

Notes to Financial Statements (continued)

As of December 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to amortization of premium, other financial instruments and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Series Fund-Short Duration Income Portfolio	$126,288,740	$1,452,109	$(4,278,149)	$(2,826,040)

Permanent items identified, as shown below, have been reclassified among the components of net assets based on their tax treatment. The permanent differences are primarily attributable to the tax treatment of certain distributions.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Series Fund-Short Duration Income Portfolio	$29,359	$(29,359)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the fiscal year ended December 31, 2023 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales	Non-U.S. Government Sales
$22,657,657	$73,329,729	$23,916,944	$65,957,478

* Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2023, the Fund did not engage in cross-trade purchases or sales

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into CPI swap contracts during the fiscal year ended December 31, 2023 (as described in Note 2(n)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swap contracts involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swap contracts. For the centrally cleared CPI swap contracts, there is minimal counterparty credit risk to the Fund since these CPI swap contracts are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swap contracts, the clearinghouse guarantees CPI swap contracts against default.

The Fund entered into interest rate swap contracts during the fiscal year ended December 31, 2023 (as described in Note 2(o)) in order to enhance returns or hedge against interest rate risk. Interest rate swap contracts are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap contract agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap contract’s maturity date, at which point the payments would be netted.

56

Notes to Financial Statements (continued)

The Fund entered into credit default swaps contracts during the fiscal year ended December 31, 2023 (as described in Note 2(i)) to economically hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

The Fund entered into U.S. Treasury futures contracts during the fiscal year ended December 31, 2023 (as described in Note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2023, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(1)	–	$7,794
Futures Contracts(2)	$410,919	–
Liability Derivatives
Centrally Cleared CPI Swap Contracts(1)	–	$360
Centrally Cleared Interest Rate Swap Contracts(1)	$54,399	–
Futures Contracts(2)	$174,633	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the fiscal year ended December 31, 2023, were as follows:

	Inflation Linked/ Interest Rate Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(1)	$5,995	–
Credit Default Swaps Contracts(1)	–	$48,507
Futures Contracts(2)	$(882,821)	–
Net Change in Unrealized Appreciation/ Depreciation
CPI/Interest Rate Swap Contracts(3)	$(50,796)	–
Futures Contracts(4)	$157,848	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(5)	$3,010,415	–
Credit Default Swap Contracts(5)	–	$359,923
Futures Contracts(6)	348	–

57

Notes to Financial Statements (continued)

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2023.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(5)	Amount represents notional amounts in U.S. dollars.
(6)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$3,120,137	$ –	$3,120,137
Total	$3,120,137	$ –	$3,120,137

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank PLC	$1,299,135	$–	$–	$(1,299,135)	$–
Fixed Income Clearing Corp.	1,821,002	–	–	(1,821,002)	–
Total	$3,120,137	$–	$–	$(3,120,137)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2023.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and the one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable in the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

58

Notes to Financial Statements (continued)

9.	EXPENSE REDUCTIONS

The Company had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. The arrangement with the Fund’s prior transfer agent was discontinued effective March 6, 2023.

10.	LINE OF CREDIT

For the period ended August 2, 2023, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

For the period ended August 2, 2023, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2023, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2023, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

59

Notes to Financial Statements (continued)

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2023, the Fund did not have any securities on loan.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to the Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Certain instruments in which the Fund may invest have historically relied upon LIBOR. As of June 30, 2023, the administrator of LIBOR ceased publication of U.S. dollar LIBOR settings. The LIBOR transition could have adverse impacts on newly issued financial instruments and existing

60

Notes to Financial Statements (continued)

financial instruments which referenced LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful may depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

The Fund may invest in credit default swap contracts. The risks associated with the Fund’s investment in credit default swaps are greater than if the Fund invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The senior loans in which the Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to

61

Notes to Financial Statements (concluded)

look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares sold	3,278,106	3,523,305
Reinvestment of distributions	431,405	265,541
Shares reacquired	(3,327,319)	(3,174,205)
Increase	382,192	614,641

62

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Income Portfolio (the “Fund”), one of the funds constituting Lord Abbett Series Fund, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 14, 2024

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

63

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Board Member Chair (since 2024) Vice Chair (2023)	Principal Occupation: None. Other Directorships: None.

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as Director of Johnson & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

64

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021-2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine- School of Law (2017- 2021); Professor of Law at University of California, Irvine (2014-2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006;

Principal Occupation: Chair of Tullis Health Investors - FL LLC (since 2019, CEO from 2012-2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990-2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019-2023); Director of electroCore, Inc. (2018-2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

65

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Brooke A. Fapohunda (1975)	Vice President, Secretary, Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

66

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019-2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014-2019).

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014-2023).

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

67

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

68

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Short Duration Income Portfolio	SFSDI-PORT-2 (02/24)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund — Total Return Portfolio

For the fiscal year ended December 31, 2023

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

29	Statement of Assets and Liabilities

30	Statement of Operations

31	Statements of Changes in Net Assets

32	Financial Highlights

34	Notes to Financial Statements

50	Report of Independent Registered Public Accounting Firm

51	Supplemental Information to Shareholders

Lord Abbett Series Fund – Total Return Portfolio
Annual Report

For the fiscal year ended December 31, 2023

From left to right: Evelyn E. Guernsey, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund - Total Return Portfolio for the fiscal year ended December 31, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2023, the Fund returned 6.34%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index,* which returned 5.53% over the same period.

Markets had to endure a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (the “Fed”) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by an underwhelming

1

China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

The dovish pivot by the Fed in December hinted at a potential policy easing, contributing to the market’s positive momentum and a fall in bond yields. A combination of additional factors also contributed to this positive market environment: a decline in core personal consumption expenditures (PCE) inflation, favorable Treasury refunding announcements, strong consumer resilience, and stable earnings expectations. These elements, along with a shift in market sentiment and positioning, buoyed by seasonality and increased corporate buybacks, culminated in a bullish sentiment across the equity markets.1

While there was significant rate volatility throughout the year, the 2-year Treasury yield1 moved lower from 4.42% to 4.25%, while the 10-year Treasury yield1 ended the year unchanged at 3.88%. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index1 returned 5.53%, while high yield bonds2 outperformed investment grade corporate bonds3 (13.55% vs 8.52%, respectively), partially due to the higher yield and lower duration of the high yield market.

For the 12-month period ended December 31, 2023, one of the primary contributors to relative performance was security selection within investment grade corporate bonds. In particular, selection within the Utility, Financial and Energy sectors were positive contributors to relative performance. Within the Financial sector, the portfolio’s bank holdings were focused on institutions with strong deposit franchises, robust credit cultures, and strong management teams.

The portfolio’s allocation to high yield corporate bonds also contributed to relative performance. High yield credit spreads compressed meaningfully over the period amid a resilient U.S. economy which, combined with the sector’s greater carry, led to a positive impact on relative performance.

Security selection within asset-backed securities also positively impacted relative performance, mainly within the Auto Loan and Consumer Loan segments. Within the asset class, we focused on issues that demonstrated robust credit fundamentals, including well behaved delinquency and loss trends, consistent collateral quality, and strong stress tested structures.

The primary detractor from relative performance was security selection within commercial mortgage-backed securities. Commercial real estate fundamentals continue to remain under pressure given rising vacancy rates in certain geographical markets, and select holdings performed poorly over the period. Security selection within agency mortgage-backed securities also detracted from relative performance.

2

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

1

Factset

2

As represented by the ICE BofA U.S. High Yield Constrained Index as of 12/31/2023.

3

As represented by the Bloomberg US Corp Investment Grade Index as of 12/31/2023.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Bloomberg U.S. Aggregate Bond® Index and the Barclays U.S. Universal Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Class VC	6.34%	1.21%	1.83%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/23 – 12/31/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/23	12/31/23	7/1/23 - 12/31/23
Class VC
Actual	$1,000.00	$1,038.10	$3.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2023

Sector*	%**
Asset Backed Securities	12.77%
Basic Materials	1.27%
Communications	3.14%
Consumer Cyclical	2.19%
Consumer Non-cyclical	5.33%
Energy	5.76%
Financial	15.67%
Foreign Government	3.01%
Government	9.72%
Industrial	2.33%
Mortgage-Backed Securities	6.35%
Technology	1.11%
U.S. Government	21.48%
Utilities	4.27%
Repurchase Agreements	5.60%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

6

Schedule of Investments

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 109.55%

ASSET-BACKED SECURITIES 14.94%

Automobiles 5.89%
CarMax Auto Owner Trust Series 2023-1	4.98%	1/16/2029	$2,130,000	$2,112,540
Class B Carvana Auto Receivables Trust Series NP1 2020-N1A Class E†	5.20%	7/15/2027	1,500,000	1,462,951
Citizens Auto Receivables Trust Series 2023-2 Class A3†	5.83%	2/15/2028	3,210,000	3,257,512
CPS Auto Receivables Trust Series 2019-B Class E†	5.00%	3/17/2025	210,704	210,567
Exeter Automobile Receivables Trust Series 2020-2A Class E†	7.19%	9/15/2027	2,380,000	2,398,766
First Investors Auto Owner Trust Series 2021-1A Class E†	3.35%	4/15/2027	1,000,000	951,474
Flagship Credit Auto Trust Series 2018-3 Class E†	5.28%	12/15/2025	1,425,000	1,422,705
Flagship Credit Auto Trust Series 2018-4 Class E†	5.51%	3/16/2026	1,624,475	1,620,227
Flagship Credit Auto Trust Series 2022-3 Class A3†	4.55%	4/15/2027	2,010,000	1,993,951
Flagship Credit Auto Trust Series 2023-3 Class C†	6.01%	7/16/2029	1,570,000	1,576,919
Ford Credit Auto Lease Trust Series 2023-A Class A3	4.94%	3/15/2026	2,750,000	2,742,167
Ford Credit Auto Lease Trust Series 2023-A Class B	5.29%	6/15/2026	1,505,000	1,499,764
Ford Credit Auto Lease Trust Series 2023-B Class D	6.97%	6/15/2028	1,660,000	1,685,455
GM Financial Automobile Leasing Trust Series 2023-1 Class B	5.51%	1/20/2027	1,300,000	1,297,985
Santander Consumer Auto Receivables Trust Series 2020-BA Class C†	1.29%	4/15/2026	1,328,212	1,318,149
Santander Consumer Auto Receivables Trust Series 2021-AA Class E†	3.28%	3/15/2027	1,386,000	1,311,780
Santander Drive Auto Receivables Trust 2023-2 Class C	5.47%	12/16/2030	1,470,000	1,466,798
Santander Drive Auto Receivables Trust Series 2020-3 Class D	1.64%	11/16/2026	1,354,053	1,330,875
Santander Drive Auto Receivables Trust Series 2022-7 Class C	6.69%	3/17/2031	2,470,000	2,518,663
Westlake Automobile Receivables Trust Series 2020-3A Class E†	3.34%	6/15/2026	1,450,000	1,425,438
Westlake Automobile Receivables Trust Series 2023-1A Class C†	5.74%	8/15/2028	885,000	882,317
World Omni Auto Receivables Trust Series 2023-D Class A3	5.79%	2/15/2029	2,570,000	2,639,340
Total				37,126,343

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Credit Card 0.69%
American Express Credit Account Master Trust Series 2023-4 Class A	5.15%		9/15/2030	$2,405,000	$2,475,517
BA Credit Card Trust Series 2023-A2 Class A2	4.98%		11/15/2028	1,840,000	1,863,162
Total					4,338,679

Other 8.35%
Affirm Asset Securitization Trust Series 2023-A Class 1A†	6.61%		1/18/2028	1,810,000	1,821,079
Affirm Asset Securitization Trust Series 2023-B Class A†	6.82%		9/15/2028	2,510,000	2,549,186
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL4 Class A†	6.826% (1 mo. USD Term SOFR + 1.46%	)#	11/15/2036	1,173,500	1,161,744
ARES XL CLO Ltd. Series 2016-40A Class A1RR†	6.526% (3 mo. USD Term SOFR + 1.13%	)#	1/15/2029	465,151	464,189
Avant Loans Funding Trust Series 2022-REV1 Class A†	6.54%		9/15/2031	2,765,000	2,761,810
Bain Capital Credit CLO Ltd. Series 2023-4A Class D†	10.423% (3 mo. USD Term SOFR + 5.00%	)#	10/21/2036	1,330,000	1,352,358
Ballyrock CLO Ltd. Series 2023-23A Class A1†	7.358% (3 mo. USD Term SOFR + 1.98%	)#	4/25/2036	1,950,000	1,962,659
Ballyrock CLO Ltd. Series 2023-25A Class A2†	7.774% (3 mo. USD Term SOFR + 2.45%	)#	1/25/2036	1,270,000	1,269,935
Barings CLO Ltd. Series 2019-3A Class A1R†	6.747% (3 mo. USD Term SOFR + 1.33%	)#	4/20/2031	1,000,000	999,754
BlueMountain CLO XXXI Ltd. Series 2021-31A Class A1†	6.808% (3 mo. USD Term SOFR + 1.41%	)#	4/19/2034	1,370,000	1,364,582
Carlyle Global Market Strategies CLO Ltd. Series 2012-3A Class A1A2†	6.836% (3 mo. USD Term SOFR + 1.44%	)#	1/14/2032	765,554	765,386
Carlyle U.S. CLO Ltd. Series 2021-1A Class A1†	6.796% (3 mo. USD Term SOFR + 1.40%	)#	4/15/2034	2,860,000	2,857,872
CIFC Funding Ltd. 2021-1A Class B†	7.19% (3 mo. USD Term SOFR + 1.81%	)#	4/25/2033	650,000	647,430
CIFC Funding Ltd. Series 2014-5A Class A1R2†	6.864% (3 mo. USD Term SOFR + 1.46%	)#	10/17/2031	640,000	640,419
Elmwood CLO Ltd. Series 2023-3A Class B†	7.694% (3 mo. USD Term SOFR + 2.35%	)#	12/11/2033	1,210,000	1,212,476
GoldenTree Loan Management U.S. CLO Ltd. Series 2022-16A Class BR†	7.857% (3 mo. USD Term SOFR + 2.50%	)#	1/20/2034	1,430,000	1,437,150

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Lending Funding Trust Series 2020-2A Class A†	2.32%		4/21/2031	$1,840,000	$1,699,011
Lendmark Funding Trust Series 2021-1A Class A†	1.90%		11/20/2031	1,400,000	1,260,864
LoanCore Issuer Ltd. Series 2022-CRE7 Class A†	6.888% (30 day USD SOFR Average + 1.55%	)#	1/17/2037	1,200,000	1,177,060
Logan CLO I Ltd. Series 2021-1A Class A†	6.837% (3 mo. USD Term SOFR + 1.42%	)#	7/20/2034	1,040,000	1,039,161
Madison Park Funding XI Ltd. Series 2013-11A Class AR2†	6.574% (3 mo. USD Term SOFR + 1.16%	)#	7/23/2029	1,674,772	1,672,679
Magnetite VII Ltd. Series 2012-7A Class A1R2†	6.456% (3 mo. USD Term SOFR + 1.06%	)#	1/15/2028	955,173	952,832
Marble Point CLO XVII Ltd. Series 2020-1A Class A†	6.977% (3 mo. USD Term SOFR + 1.56%	)#	4/20/2033	1,134,614	1,125,503
Mariner Finance Issuance Trust Series 2021-BA Class E†	4.68%		11/20/2036	650,000	535,173
Marlette Funding Trust Series 2020-2A Class D†	4.65%		9/16/2030	738,746	731,706
ME Funding LLC Series 2019-1 Class A2†	6.448%		7/30/2049	1,188,480	1,179,379
Mountain View CLO LLC Series 2017-1A Class AR†	6.746% (3 mo. USD Term SOFR + 1.35%	)#	10/16/2029	404,448	404,565
Neuberger Berman CLO XVII Ltd. Series 2014-17A Class BR2†	7.174% (3 mo. USD Term SOFR + 1.76%	)#	4/22/2029	1,390,000	1,384,385
OCP CLO Ltd. Series 2014-7A Class A1RR†	6.797% (3 mo. USD Term SOFR + 1.38%	)#	7/20/2029	824,101	824,557
OneMain Financial Issuance Trust Series 2020-2A Class C†	2.76%		9/14/2035	2,745,000	2,450,914
RR Ltd. Series 2022-24A Class A2R†	7.747% (3 mo. USD Term SOFR + 2.40%	)#	1/15/2036	1,410,000	1,409,916
SCF Equipment Leasing LLC Series 2019-2A Class B†	2.76%		8/20/2026	602,297	597,893
SCF Equipment Leasing LLC Series 2019-2A Class C†	3.11%		6/21/2027	1,110,000	1,086,870
SCF Equipment Leasing LLC Series 2021-1A Class D†	1.93%		9/20/2030	1,369,000	1,265,932
SEB Funding LLC Series 2021-1A Class A2†	4.969%		1/30/2052	1,935,150	1,796,645
Signal Peak CLO Ltd. Series 2020-8A Class A†	6.947% (3 mo. USD Term SOFR + 1.53%	)#	4/20/2033	2,004,915	2,001,122
Sunrun Demeter Issuer LLC Series 2021-2A Class A†	2.27%		1/30/2057	717,178	607,911

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
THL Credit Wind River CLO Ltd. Series 2013-2A Class AR2†	6.657% (3 mo. USD Term SOFR + 1.26%	)#	10/18/2030	$1,019,818	$1,018,042
Valley Stream Park CLO Ltd. Series 2022-1A Class BR†	7.666% (3 mo. USD Term SOFR + 2.25%	)#	10/20/2034	1,180,000	1,184,862
Voya CLO Ltd. Series 2018-1A Class A2†	6.958% (3 mo. USD Term SOFR + 1.56%	)#	4/19/2031	800,000	792,453
Voya CLO Ltd. Series 2018-2A Class A1†	6.656% (3 mo. USD Term SOFR + 1.26%	)#	7/15/2031	1,135,291	1,134,228
Total					52,601,692

Student Loan 0.01%
Towd Point Asset Trust Series 2018-SL1 Class A†	6.07% (1 mo. USD Term SOFR + 0.71%	)#	1/25/2046	39,359	39,289
Total Asset-Backed Securities (cost $95,293,817)					94,106,003

CORPORATE BONDS 47.45%

Aerospace/Defense 0.76%
Bombardier, Inc. (Canada)†(a)	6.00%		2/15/2028	941,000	917,927
L3Harris Technologies, Inc.	5.40%		7/31/2033	1,993,000	2,073,127
Spirit AeroSystems, Inc.†	9.375%		11/30/2029	545,000	597,061
TransDigm, Inc.	4.625%		1/15/2029	639,000	600,340
Triumph Group, Inc.	7.75%		8/15/2025	614,000	612,484
Total					4,800,939

Agriculture 1.17%
BAT Capital Corp.	3.222%		8/15/2024	1,937,000	1,906,194
BAT Capital Corp.	6.343%		8/2/2030	1,635,000	1,718,023
Philip Morris International, Inc.	5.625%		11/17/2029	1,700,000	1,783,806
Viterra Finance BV (Netherlands)†(a)	4.90%		4/21/2027	2,000,000	1,985,075
Total					7,393,098

Airlines 0.44%
American Airlines, Inc.†	7.25%		2/15/2028	926,000	937,432
Azul Secured Finance LLP†	11.93%		8/28/2028	290,000	300,273
British Airways Pass-Through Trust (United Kingdom)†(a)	4.25%		5/15/2034	1,029,443	961,113
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(a)(b)	7.875%		5/1/2027	656,000	564,984
Total					2,763,802

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Auto Manufacturers 0.39%
Hyundai Capital America†	1.80%		10/15/2025	$1,025,000	$963,738
Hyundai Capital America†	5.80%		6/26/2025	711,000	715,059
JB Poindexter & Co., Inc.†	8.75%		12/15/2031	742,000	757,768
Total					2,436,565

Auto Parts & Equipment 0.10%
Goodyear Tire & Rubber Co.	5.00%		7/15/2029	648,000	613,051

Banks 13.54%
ABN AMRO Bank NV (Netherlands)†(a)	3.324% (5 yr. CMT + 1.90%	)#	3/13/2037	800,000	639,498
Bank of America Corp.	2.087% (SOFR + 1.06%	)#	6/14/2029	3,203,000	2,824,603
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	2,100,000	1,773,978
Bank of America Corp.	3.458% (3 mo. USD Term SOFR + 1.23%	)#	3/15/2025	1,455,000	1,448,276
Bank of America Corp.	3.97% (3 mo. USD Term SOFR + 1.33%	)#	3/5/2029	3,996,000	3,820,076
Bank of New York Mellon Corp.	4.967% (SOFR + 1.61%	)#	4/26/2034	1,059,000	1,054,308
BankUnited, Inc.	5.125%		6/11/2030	1,140,000	1,042,487
Barclays PLC (United Kingdom)(a)	3.932% (3 mo. USD LIBOR + 1.61%	)#	5/7/2025	2,200,000	2,185,147
BNP Paribas SA (France)†(a)	2.219% (SOFR + 2.07%	)#	6/9/2026	1,914,000	1,828,103
BNP Paribas SA (France)†(a)	4.375% (5 yr. USD Swap + 1.48%	)#	3/1/2033	1,296,000	1,214,737
Citigroup, Inc.	3.887% (3 mo. USD Term SOFR + 1.82%	)#	1/10/2028	2,186,000	2,115,062
Citigroup, Inc.	3.98% (3 mo. USD Term SOFR + 1.60%	)#	3/20/2030	4,576,000	4,346,437
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	605,000	601,512
Citizens Bank NA	4.119% (SOFR + 1.40%	)#	5/23/2025	1,375,000	1,342,255
Danske Bank AS (Denmark)†(a)	3.773% (1 yr. CMT + 1.45%	)#	3/28/2025	2,812,000	2,797,848
Danske Bank AS (Denmark)†(a)	6.466% (1 yr. CMT + 2.10%	)#	1/9/2026	1,570,000	1,581,948
First-Citizens Bank & Trust Co.	2.969% (3 mo. USD Term SOFR + 1.72%	)#	9/27/2025	1,271,000	1,241,011

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
HSBC Holdings PLC (United Kingdom)(a)	3.803% (3 mo. USD Term SOFR + 1.47%	)#	3/11/2025	$1,218,000	$1,213,174
Intesa Sanpaolo SpA (Italy)†(a)	6.625%		6/20/2033	1,782,000	1,828,131
JPMorgan Chase & Co.	2.739% (3 mo. USD Term SOFR + 1.51%	)#	10/15/2030	1,748,000	1,555,416
JPMorgan Chase & Co.	3.54% (3 mo. USD Term SOFR + 1.64%	)#	5/1/2028	1,436,000	1,371,302
JPMorgan Chase & Co.	3.845% (SOFR + 0.98%	)#	6/14/2025	2,186,000	2,168,937
M&T Bank Corp.	5.053% (SOFR + 1.85%	)#	1/27/2034	978,000	927,076
Macquarie Bank Ltd. (Australia)†(a)	3.624%		6/3/2030	516,000	449,047
Macquarie Group Ltd. (Australia)†(a)	2.691% (SOFR + 1.44%	)#	6/23/2032	2,044,000	1,679,389
Macquarie Group Ltd. (Australia)†(a)	4.654% (3 mo. USD LIBOR + 1.73%	)#	3/27/2029	1,931,000	1,873,835
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	5.541% (1 yr. CMT + 1.50%	)#	4/17/2026	760,000	761,893
Morgan Stanley	4.21% (SOFR + 1.61%	)#	4/20/2028	912,000	891,830
Morgan Stanley	4.431% (3 mo. USD Term SOFR + 1.89%	)#	1/23/2030	5,916,000	5,766,336
NatWest Group PLC (United Kingdom)(a)	4.269% (3 mo. USD LIBOR + 1.76%	)#	3/22/2025	2,512,000	2,503,499
NatWest Group PLC (United Kingdom)(a)	5.808% (1 yr. CMT + 1.95%	)#	9/13/2029	808,000	829,244
NatWest Group PLC (United Kingdom)(a)	7.472% (1 yr. CMT + 2.85%	)#	11/10/2026	1,205,000	1,248,094
Royal Bank of Canada (Canada)(a)	6.00%		11/1/2027	1,456,000	1,526,418
State Street Corp.	4.164% (SOFR + 1.73%	)#	8/4/2033	987,000	930,887
Toronto-Dominion Bank (Canada)(a)	4.456%		6/8/2032	219,000	212,902
U.S. Bancorp	4.839% (SOFR + 1.60%	)#	2/1/2034	907,000	869,197
U.S. Bancorp	4.967% (SOFR + 2.11%	)#	7/22/2033	2,235,000	2,119,926
UBS AG (Switzerland)(a)	5.125%		5/15/2024	1,399,000	1,389,194
UBS Group AG (Switzerland)†(a)	1.364% (1 yr. CMT + 1.08%	)#	1/30/2027	1,127,000	1,033,902
UBS Group AG (Switzerland)†(a)	1.494% (1 yr. CMT + 0.85%	)#	8/10/2027	1,717,000	1,552,215

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
UBS Group AG (Switzerland)†(a)	4.703% (1 yr. CMT + 2.05%	)#	8/5/2027	$869,000	$857,043
UBS Group AG (Switzerland)†(a)	4.988% (1 yr. CMT + 2.40%	)#	8/5/2033	1,507,000	1,458,244
UBS Group AG (Switzerland)†(a)	6.327% (1 yr. CMT + 1.60%	)#	12/22/2027	662,000	682,638
UBS Group AG (Switzerland)†(a)	6.373% (SOFR + 3.34%	)#	7/15/2026	2,400,000	2,428,703
UBS Group AG (Switzerland)†(a)	6.442% (SOFR + 3.70%	)#	8/11/2028	2,000,000	2,078,289
Wachovia Corp.	7.574%	(c)	8/1/2026	660,000	697,150
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	1,422,000	1,363,569
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	3,925,000	3,596,719
Wells Fargo & Co.	2.406% (3 mo. USD Term SOFR + 1.09%	)#	10/30/2025	1,573,000	1,530,556
Wells Fargo & Co.	3.35% (SOFR + 1.50%	)#	3/2/2033	1,349,000	1,178,693
Wells Fargo & Co.	3.584% (3 mo. USD Term SOFR + 1.57%	)#	5/22/2028	1,873,000	1,785,333
Wells Fargo & Co.	5.389% (SOFR + 2.02%	)#	4/24/2034	1,069,000	1,074,267
Total					85,290,334

Beverages 0.34%
Bacardi Ltd./Bacardi-Martini BV†	5.40%		6/15/2033	2,121,000	2,133,659

Biotechnology 0.06%
Baxalta, Inc.	4.00%		6/23/2025	375,000	368,682

Building Materials 0.50%
Carrier Global Corp.†	5.90%		3/15/2034	555,000	600,512
Eco Material Technologies, Inc.†	7.875%		1/31/2027	615,000	615,769
Griffon Corp.	5.75%		3/1/2028	648,000	637,493
Smyrna Ready Mix Concrete LLC†	6.00%		11/1/2028	631,000	622,194
Standard Industries, Inc.†	4.375%		7/15/2030	719,000	661,180
Total					3,137,148

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Chemicals 0.87%
Celanese U.S. Holdings LLC	6.05%	3/15/2025	$2,042,000	$2,055,968
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%	6/15/2028	649,000	606,228
International Flavors & Fragrances, Inc.†	1.23%	10/1/2025	2,351,000	2,177,656
Rain Carbon, Inc.†	12.25%	9/1/2029	645,000	631,294
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025	14,000	13,571
Total				5,484,717

Coal 0.15%
SunCoke Energy, Inc.†	4.875%	6/30/2029	1,043,000	939,777

Commercial Services 0.55%
Adani Ports & Special Economic Zone Ltd. (India)(a)	4.00%	7/30/2027	670,000	597,342
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL (Luxembourg)†(a)	4.625%	6/1/2028	1,412,000	1,291,966
Garda World Security Corp. (Canada)†(a)	7.75%	2/15/2028	27,000	27,962
Global Payments, Inc.	4.95%	8/15/2027	1,579,000	1,582,505
Total				3,499,775

Computers 0.14%
Leidos, Inc.	5.75%	3/15/2033	825,000	860,866

Diversified Financial Services 2.54%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	4.875%	1/16/2024	523,000	522,680
Aircastle Ltd.†	2.85%	1/26/2028	1,114,000	994,902
Aviation Capital Group LLC†	1.95%	1/30/2026	812,000	753,091
Aviation Capital Group LLC†	5.50%	12/15/2024	1,928,000	1,918,624
Aviation Capital Group LLC†	6.375%	7/15/2030	1,471,000	1,516,258
Avolon Holdings Funding Ltd. (Ireland)†(a)	2.125%	2/21/2026	2,161,000	2,003,775
Avolon Holdings Funding Ltd. (Ireland)†(a)	4.25%	4/15/2026	1,300,000	1,256,510
Avolon Holdings Funding Ltd. (Ireland)†(a)	5.25%	5/15/2024	2,137,000	2,125,874
GGAM Finance Ltd. (Ireland)†(a)	8.00%	2/15/2027	608,000	623,984
LPL Holdings, Inc.†	4.00%	3/15/2029	1,291,000	1,196,185
Navient Corp.	4.875%	3/15/2028	1,055,000	981,353
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	913,000	875,877
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	677,000	561,331
OneMain Finance Corp.	5.375%	11/15/2029	700,000	656,501
Total				15,986,945

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Electric 4.22%
AEP Texas, Inc.	5.40%		6/1/2033	$731,000	$742,739
AES Corp.†	3.95%		7/15/2030	1,138,000	1,053,493
Alfa Desarrollo SpA (Chile)†(a)	4.55%		9/27/2051	1,184,563	925,948
Ausgrid Finance Pty. Ltd. (Australia)†(a)	4.35%		8/1/2028	1,118,000	1,080,024
Calpine Corp.†	5.125%		3/15/2028	670,000	642,800
Constellation Energy Generation LLC	6.25%		10/1/2039	1,303,000	1,396,820
Duke Energy Corp.	4.50%		8/15/2032	1,954,000	1,892,860
Duke Energy Indiana LLC	5.40%		4/1/2053	712,000	726,760
Electricite de France SA (France)†(a)	6.25%		5/23/2033	1,871,000	2,026,568
Eskom Holdings SOC Ltd. (South Africa)(a)	6.35%		8/10/2028	634,000	618,421
Indiana Michigan Power Co.	5.625%		4/1/2053	717,000	754,067
Indianapolis Power & Light Co.†	5.65%		12/1/2032	1,762,000	1,826,033
Minejesa Capital BV (Netherlands)†(a)	4.625%		8/10/2030	1,332,000	1,267,065
Minejesa Capital BV (Netherlands)(a)	5.625%		8/10/2037	203,000	178,364
National Grid PLC (United Kingdom)(a)	5.809%		6/12/2033	1,858,000	1,954,018
NextEra Energy Operating Partners LP†	7.25%		1/15/2029	736,000	770,984
NRG Energy, Inc.†	4.45%		6/15/2029	537,000	507,378
Oklahoma Gas & Electric Co.	5.40%		1/15/2033	897,000	933,599
Oncor Electric Delivery Co. LLC†	5.65%		11/15/2033	1,183,000	1,261,057
Southern Co.	4.475%	(c)	8/1/2024	2,400,000	2,381,092
Vistra Operations Co. LLC†	3.55%		7/15/2024	3,061,000	3,018,698
Vistra Operations Co. LLC†	7.75%		10/15/2031	591,000	614,249
Total					26,573,037

Energy-Alternate Sources 0.10%
Greenko Dutch BV (Netherlands)†(a)	3.85%		3/29/2026	654,900	611,300

Engineering & Construction 0.36%
Cellnex Finance Co. SA (Spain)†(a)	3.875%		7/7/2041	1,687,000	1,308,218
Weekley Homes LLC/Weekley Finance Corp.†	4.875%		9/15/2028	1,040,000	970,863
Total					2,279,081

Entertainment 0.36%
Cinemark USA, Inc.†	5.875%		3/15/2026	627,000	614,272
Jacobs Entertainment, Inc.†	6.75%		2/15/2029	609,000	573,026
Warnermedia Holdings, Inc.	3.788%		3/15/2025	1,114,000	1,092,332
Total					2,279,630

Environmental Control 0.16%
Veralto Corp.†	5.45%		9/18/2033	963,000	998,130

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Food 0.20%
NBM U.S. Holdings, Inc.	7.00%	5/14/2026	$611,000	$618,377
Post Holdings, Inc.†	4.625%	4/15/2030	675,000	621,606
Total				1,239,983

Gas 0.78%
CenterPoint Energy Resources Corp.	1.75%	10/1/2030	704,000	585,119
CenterPoint Energy Resources Corp.	4.40%	7/1/2032	1,443,000	1,404,085
National Fuel Gas Co.	5.50%	1/15/2026	1,622,000	1,625,176
Southwest Gas Corp.	4.05%	3/15/2032	1,373,000	1,287,492
Total				4,901,872

Hand/Machine Tools 0.21%
Regal Rexnord Corp.†	6.05%	2/15/2026	1,336,000	1,351,067

Health Care-Products 0.68%
GE HealthCare Technologies, Inc.	5.65%	11/15/2027	2,613,000	2,706,008
Revvity, Inc.	0.85%	9/15/2024	1,605,000	1,550,040
Total				4,256,048

Health Care-Services 1.63%
Centene Corp.	2.45%	7/15/2028	810,000	721,997
Centene Corp.	3.375%	2/15/2030	3,543,000	3,183,333
Centene Corp.	4.25%	12/15/2027	869,000	837,988
CHS/Community Health Systems, Inc.†	5.25%	5/15/2030	760,000	636,672
Humana, Inc.	1.35%	2/3/2027	1,608,000	1,450,890
Humana, Inc.	5.875%	3/1/2033	1,465,000	1,561,420
Molina Healthcare, Inc.†	4.375%	6/15/2028	640,000	605,923
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%	12/1/2026	630,000	625,719
Tenet Healthcare Corp.	6.125%	10/1/2028	629,000	627,774
Total				10,251,716

Housewares 0.10%
Newell Brands, Inc.	6.375%	9/15/2027	608,000	605,548

Insurance 0.57%
Assurant, Inc.	2.65%	1/15/2032	595,000	481,482
GA Global Funding Trust†	3.85%	4/11/2025	1,689,000	1,656,198
Metropolitan Life Global Funding I†	4.05%	8/25/2025	444,000	437,846
New York Life Global Funding†	4.55%	1/28/2033	1,027,000	1,013,128
Total				3,588,654

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Internet 0.60%
EquipmentShare.com, Inc.†	9.00%	5/15/2028	$593,000	$610,849
Netflix, Inc.	6.375%	5/15/2029	1,527,000	1,661,822
Prosus NV (Netherlands)†(a)	3.257%	1/19/2027	1,660,000	1,534,447
Total				3,807,118

Iron-Steel 0.09%
U.S. Steel Corp.	6.875%	3/1/2029	531,000	543,882

Leisure Time 0.41%
Carnival Corp.†	6.00%	5/1/2029	1,327,000	1,277,862
Royal Caribbean Cruises Ltd.†	5.375%	7/15/2027	688,000	681,496
Royal Caribbean Cruises Ltd.†	7.25%	1/15/2030	583,000	609,238
Total				2,568,596

Lodging 0.24%
Genting New York LLC/GENNY Capital, Inc.†	3.30%	2/15/2026	669,000	609,712
MGM China Holdings Ltd. (Macau)(a)	4.75%	2/1/2027	285,000	271,349
Wynn Macau Ltd. (Macau)†(a)	5.625%	8/26/2028	670,000	621,140
Total				1,502,201

Machinery-Diversified 0.29%
nVent Finance SARL (Luxembourg)(a)	4.55%	4/15/2028	1,859,000	1,807,596

Media 0.78%
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030	700,000	640,640
Charter Communications Operating LLC/Charter Communications Operating Capital	4.908%	7/23/2025	1,154,000	1,143,685
DISH Network Corp.†	11.75%	11/15/2027	567,000	592,329
FactSet Research Systems, Inc.	3.45%	3/1/2032	2,105,000	1,886,834
Nexstar Media, Inc.†	4.75%	11/1/2028	695,000	640,988
Total				4,904,476

Mining 0.53%
FMG Resources August 2006 Pty. Ltd. (Australia)†(a)	4.375%	4/1/2031	1,046,000	958,234
Freeport Indonesia PT (Indonesia)(a)	6.20%	4/14/2052	690,000	685,687
Glencore Funding LLC†	4.875%	3/12/2029	1,115,000	1,115,246
Glencore Funding LLC†	6.375%	10/6/2030	570,000	612,600
Total				3,371,767

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Miscellaneous Manufacturing 0.10%
LSB Industries, Inc.†	6.25%	10/15/2028	$646,000	$613,609

Oil & Gas 4.49%
Antero Resources Corp.†	7.625%	2/1/2029	1,160,000	1,191,357
Apache Corp.	4.25%	1/15/2030	709,000	663,281
Baytex Energy Corp. (Canada)†(a)	8.50%	4/30/2030	838,000	867,975
Callon Petroleum Co.†	8.00%	8/1/2028	863,000	882,325
CITGO Petroleum Corp.†	8.375%	1/15/2029	618,000	636,015
Civitas Resources, Inc.†	8.375%	7/1/2028	884,000	923,952
CNX Resources Corp.†	6.00%	1/15/2029	930,000	892,635
Comstock Resources, Inc.†	6.75%	3/1/2029	968,000	886,467
Continental Resources, Inc.†	5.75%	1/15/2031	4,100,000	4,084,241
Crescent Energy Finance LLC†	9.25%	2/15/2028	876,000	909,581
Diamond Foreign Asset Co./Diamond Finance LLC (Cayman Islands)†(a)	8.50%	10/1/2030	592,000	605,881
Diamondback Energy, Inc.	3.125%	3/24/2031	2,136,000	1,899,552
Ecopetrol SA (Colombia)(a)	8.625%	1/19/2029	612,000	652,978
EQT Corp.	7.00%	2/1/2030	3,141,000	3,374,738
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.00%	2/1/2031	647,000	626,063
Occidental Petroleum Corp.	6.625%	9/1/2030	2,364,000	2,517,022
Ovintiv, Inc.	6.50%	2/1/2038	1,193,000	1,232,748
PBF Holding Co. LLC/PBF Finance Corp.	6.00%	2/15/2028	658,000	641,313
Permian Resources Operating LLC†	8.00%	4/15/2027	609,000	631,875
Petroleos Mexicanos (Mexico)(a)	6.70%	2/16/2032	1,540,000	1,279,678
Rockcliff Energy II LLC†	5.50%	10/15/2029	661,000	625,606
Transocean, Inc.†	8.00%	2/1/2027	922,000	899,881
Valaris Ltd.†	8.375%	4/30/2030	591,000	606,008
Vital Energy, Inc.	9.50%	1/15/2025	151,000	151,151
Vital Energy, Inc.	10.125%	1/15/2028	577,000	593,337
Total				28,275,660

Oil & Gas Services 0.09%
USA Compression Partners LP/USA Compression Finance Corp.	6.875%	9/1/2027	606,000	599,481

Packaging & Containers 0.19%
LABL, Inc.†	9.50%	11/1/2028	575,000	581,469
Mauser Packaging Solutions Holding Co.†	7.875%	8/15/2026	598,000	609,111
Total				1,190,580

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Pharmaceuticals 1.61%
Bayer U.S. Finance LLC†	6.375%	11/21/2030	$1,065,000	$1,096,532
BellRing Brands, Inc.†	7.00%	3/15/2030	577,000	597,648
Cigna Group	2.40%	3/15/2030	2,832,000	2,480,883
CVS Health Corp.	1.75%	8/21/2030	1,631,000	1,348,005
CVS Health Corp.	3.25%	8/15/2029	3,857,000	3,596,382
CVS Health Corp.	5.05%	3/25/2048	1,112,000	1,041,026
Total				10,160,476

Pipelines 1.91%
Cheniere Energy Partners LP	3.25%	1/31/2032	692,000	590,454
Columbia Pipeline Group, Inc.	4.50%	6/1/2025	845,000	834,940
Eastern Gas Transmission & Storage, Inc.	3.00%	11/15/2029	846,000	755,270
EIG Pearl Holdings SARL (Luxembourg)†(a)	3.545%	8/31/2036	1,650,000	1,441,107
Enbridge, Inc. (Canada)(a)	6.20%	11/15/2030	657,000	703,336
EQM Midstream Partners LP†	7.50%	6/1/2030	1,144,000	1,231,126
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(a)	3.25%	9/30/2040	1,813,000	1,425,571
Kinder Morgan Energy Partners LP	4.25%	9/1/2024	1,360,000	1,348,016
NGPL PipeCo LLC†	3.25%	7/15/2031	1,170,000	1,016,504
Sabine Pass Liquefaction LLC	5.625%	3/1/2025	1,512,000	1,515,890
Venture Global LNG, Inc.†	8.375%	6/1/2031	1,159,000	1,160,144
Total				12,022,358

Real Estate 0.20%
Howard Hughes Corp.†	5.375%	8/1/2028	662,000	637,175
Kennedy-Wilson, Inc.	4.75%	2/1/2030	776,000	629,972
Total				1,267,147

REITS 1.48%
American Tower Corp.	2.40%	3/15/2025	949,000	917,457
American Tower Corp.	2.95%	1/15/2025	497,000	485,221
American Tower Corp.	3.80%	8/15/2029	2,150,000	2,043,300
American Tower Corp.	5.55%	7/15/2033	733,000	758,919
Crown Castle, Inc.	2.10%	4/1/2031	1,001,000	815,854
Crown Castle, Inc.	3.30%	7/1/2030	2,928,000	2,627,239
EPR Properties	4.95%	4/15/2028	732,000	695,065
VICI Properties LP/VICI Note Co., Inc.†	5.625%	5/1/2024	1,000,000	997,371
Total				9,340,426

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Retail 0.30%
Bayer Corp.†	6.65%		2/15/2028	$670,000	$701,789
Evergreen Acqco 1 LP/TVI, Inc.†	9.75%		4/26/2028	538,000	573,392
Macy’s Retail Holdings LLC†	5.875%		4/1/2029	636,000	611,273
Total					1,886,454

Semiconductors 0.15%
Broadcom, Inc.†	4.15%		4/15/2032	983,000	927,401

Software 1.01%
Cloud Software Group, Inc.†	6.50%		3/31/2029	679,000	647,257
Intuit, Inc.	5.50%		9/15/2053	723,000	791,408
Oracle Corp.	2.875%		3/25/2031	2,024,000	1,793,915
Oracle Corp.	6.25%		11/9/2032	1,800,000	1,958,895
Workday, Inc.	3.80%		4/1/2032	1,290,000	1,201,951
Total					6,393,426

Telecommunications 1.91%
AT&T, Inc.	4.30%		2/15/2030	1,272,000	1,246,622
AT&T, Inc.	5.40%		2/15/2034	2,238,000	2,308,986
Frontier Communications Holdings LLC†	5.00%		5/1/2028	1,379,000	1,275,709
Sprint Capital Corp.	6.875%		11/15/2028	520,000	563,792
Sprint Capital Corp.	8.75%		3/15/2032	1,713,000	2,116,305
T-Mobile USA, Inc.	3.50%		4/15/2025	853,000	835,471
T-Mobile USA, Inc.	3.875%		4/15/2030	3,200,000	3,035,398
Viasat, Inc.†	5.625%		9/15/2025	652,000	636,362
Total					12,018,645

Trucking & Leasing 0.15%
Fortress Transportation & Infrastructure Investors LLC†	5.50%		5/1/2028	1,006,000	968,238
Total Corporate Bonds (cost $301,897,417)					298,814,961

FLOATING RATE LOANS(d) 0.62%

Lodging 0.24%
Hilton Domestic Operating Co., Inc. 2023 Term Loan B3	7.207% (1 mo. USD Term SOFR + 1.75%	)	6/21/2028	1,489,229	1,493,727

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Media 0.38%
Charter Communications Operating LLC 2019 Term Loan B2	7.133% (3 mo. USD Term SOFR + 1.75%	)	2/1/2027	$890,698	$891,815
Charter Communications Operating LLC 2023 Term Loan B4	7.36% (1 mo. USD Term SOFR + 2.00%	)	12/7/2030	1,490,093	1,487,501
Total					2,379,316
Total Floating Rate Loans (cost $3,866,142)					3,873,043

FOREIGN GOVERNMENT OBLIGATIONS(a) 3.52%

Bahrain 0.10%
Bahrain Government International Bonds†	6.75%		9/20/2029	600,000	611,289

Canada 2.38%
CDP Financial, Inc.†	4.25%		7/25/2028	3,424,000	3,419,671
Province of Ontario	3.05%		1/29/2024	11,611,000	11,590,283
Total					15,009,954

Costa Rica 0.20%
Costa Rica Government International Bonds†	6.55%		4/3/2034	1,200,000	1,245,750

Japan 0.31%
Japan Bank for International Cooperation	4.625%		7/19/2028	1,936,000	1,963,376

Mexico 0.24%
Mexico Government International Bonds	4.875%		5/19/2033	1,560,000	1,506,489

Senegal 0.09%
Senegal Government International Bonds†	6.25%		5/23/2033	640,000	573,581

South Africa 0.10%
Republic of South Africa Government International Bonds	5.875%		4/20/2032	645,000	612,600

Turkey 0.10%
Turkiye Government International Bonds	4.25%		4/14/2026	670,000	643,615
Total Foreign Government Obligations (cost $21,997,563)					22,166,654

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.59%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series 145 Class A2	2.58%		5/25/2032	$1,648,000	$1,437,213
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series G07 Class A2	3.123%	#(e)	8/25/2032	2,510,000	2,277,044
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $3,684,539)					3,714,257

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 24.54%
Federal Home Loan Mortgage Corp.	2.00%		9/1/2050	1,905,498	1,568,224
Federal Home Loan Mortgage Corp.	2.50%		11/1/2050 - 7/1/2051	3,199,833	2,754,482
Federal Home Loan Mortgage Corp.	3.00%		5/1/2050	2,084,824	1,868,738
Federal Home Loan Mortgage Corp.	3.50%		2/1/2046	1,000,976	944,594
Federal Home Loan Mortgage Corp.	4.50%		8/1/2052	2,517,453	2,461,403
Federal Home Loan Mortgage Corp.	5.00%		7/1/2052 - 8/1/2052	5,424,954	5,427,641
Federal National Mortgage Association	2.00%		6/1/2051 - 11/1/2051	5,688,280	4,685,708
Federal National Mortgage Association	2.50%		8/1/2050 - 5/1/2052	28,197,262	24,423,086
Federal National Mortgage Association	3.00%		12/1/2048 - 1/1/2051	4,455,946	4,029,878
Federal National Mortgage Association	3.50%		7/1/2045 - 4/1/2052	3,709,367	3,455,945
Federal National Mortgage Association	4.00%		5/1/2052 - 6/1/2052	4,284,081	4,100,184
Federal National Mortgage Association	5.00%		7/1/2052 - 8/1/2052	3,836,429	3,843,376
Federal National Mortgage Association	5.736% (1Yr. RFUCCT + 1.79%	)#	3/1/2042	78,785	81,167
Government National Mortgage Association(f)	3.00%		TBA	8,750,000	7,928,982
Government National Mortgage Association(f)	3.50%		TBA	4,552,000	4,239,761
Government National Mortgage Association(f)	4.00%		TBA	5,367,000	5,126,843
Government National Mortgage Association(f)	4.50%		TBA	7,832,000	7,644,786
Government National Mortgage Association(f)	5.00%		TBA	11,774,000	11,695,610
Government National Mortgage Association(f)	5.50%		TBA	12,670,000	12,759,165
Government National Mortgage Association(f)	6.00%		TBA	11,871,000	12,068,047
Government National Mortgage Association(f)	6.50%		TBA	8,440,000	8,632,769

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Uniform Mortgage-Backed Security(f)	3.50%		TBA	$627,000	$575,860
Uniform Mortgage-Backed Security(f)	4.00%		TBA	2,967,000	2,809,030
Uniform Mortgage-Backed Security(f)	5.00%		TBA	1,600,000	1,583,750
Uniform Mortgage-Backed Security(f)	5.50%		TBA	3,840,000	3,894,135
Uniform Mortgage-Backed Security(f)	6.00%		TBA	7,398,000	7,551,250
Uniform Mortgage-Backed Security(f)	6.50%		TBA	4,657,000	4,772,152
Uniform Mortgage-Backed Security(f)	7.00%		TBA	3,513,000	3,620,448
Total Government Sponsored Enterprises Pass-Throughs (cost $156,158,406)					154,547,014

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 7.44%
Angel Oak Mortgage Trust Series 2020-1 Class A1†	2.466%	#(e)	12/25/2059	55,702	52,352
Bank Series 2022-BNK44 Class A5	5.745%	#(e)	11/15/2055	550,000	581,359
Bank Series 2023-5 Class A3	6.50%		12/15/2056	1,270,000	1,344,744
BBCMS Mortgage Trust Series 2019-BWAY Class A†	6.433% (1 mo. USD Term SOFR + 1.07%	)#	11/15/2034	655,000	514,088
BBCMS Mortgage Trust Series 2019-BWAY Class B†	6.787% (1 mo. USD Term SOFR + 1.42%	)#	11/15/2034	288,000	165,789
BHMS Mortgage Trust Series 2018-ATLS Class A†	6.909% (1 mo. USD Term SOFR + 1.55%	)#	7/15/2035	1,080,000	1,072,449
BMO Mortgage Trust Series 2023-5C2 Class A3	7.055%	#(e)	11/15/2056	1,320,000	1,432,453
BMO Mortgage Trust Series 2023-C5 Class A4	5.494%		6/15/2056	1,130,000	1,168,964
BRAVO Residential Funding Trust Series 2021-NQM2 Class A1†	0.97%	#(e)	3/25/2060	1,270,491	1,186,603
BX Commercial Mortgage Trust Series 2021-XL2 Class A†	6.165% (1 mo. USD Term SOFR + 0.80%	)#	10/15/2038	421,460	413,938
CIM Trust Series 2021-J3 Class A1†	2.50%	#(e)	6/25/2051	2,060,243	1,696,952
COMM Mortgage Trust Series 2014-CR17 Class AM	4.174%		5/10/2047	1,460,000	1,385,175
COMM Mortgage Trust Series 2015-LC21 Class AM	4.043%	#(e)	7/10/2048	1,228,000	1,173,297
Commercial Mortgage Pass-Through Certificates Series 2014-CR17 Class A5	3.977%		5/10/2047	1,000,000	991,765
Connecticut Avenue Securities Trust Series 2023-R07 Class 2M1†	7.287% (30 day USD SOFR Average + 1.95%	)#	9/25/2043	425,119	429,251
CSMC Trust Series 2020-AFC1 Class A1†	2.24%	#(e)	2/25/2050	175,592	162,878

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
EQUS Mortgage Trust Series 2021-EQAZ Class A†	6.231% (1 mo. USD Term SOFR + 0.87%)	#	10/15/2038	$560,989	$550,329
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA3 Class M2†	7.437% (30 day USD SOFR Average + 2.10%	)#	10/25/2033	1,040,000	1,044,602
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA7 Class M2†	7.137% (30 day USD SOFR Average + 1.80%	)#	11/25/2041	1,000,000	989,010
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA3 Class M1A†	7.637% (30 day USD SOFR Average + 2.30%	)#	8/25/2042	1,729,977	1,759,975
Federal Home Loan Mortgage Corp. STACR REMICS Notes Series 2022-HQA2 Class M1A†	7.987% (30 day USD SOFR Average + 2.65%	)#	7/25/2042	857,139	877,471
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R04 Class 1M2†	8.887% (30 day USD SOFR Average + 3.55%	)#	5/25/2043	850,000	906,331
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R01 Class 1M2†	6.887% (30 day USD SOFR Average + 1.55%	)#	10/25/2041	820,000	819,970
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R02 Class 1M1†	7.637% (30 day USD SOFR Average + 2.30%	)#	1/25/2043	1,057,997	1,083,821
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R03 Class 2M1†	7.837% (30 day USD SOFR Average + 2.50%	)#	4/25/2043	1,317,110	1,338,236
Flagstar Mortgage Trust Series 2021-3INV Class A2†	2.50%	#(e)	6/25/2051	1,440,371	1,186,385
Flagstar Mortgage Trust Series 2021-7 Class A1†	2.50%	#(e)	8/25/2051	1,314,567	1,082,764
GCAT Trust Series 2023-NQM1 Class A1†	4.25%	#(e)	10/25/2057	2,262,730	2,096,286
Great Wolf Trust Series 2019-WOLF Class A†	6.711% (1 mo. USD Term SOFR + 1.15%	)#	12/15/2036	876,000	873,048
GS Mortgage Securities Corp. Trust Series 2021-ROSS Class G†	10.127% (1 mo. USD Term SOFR + 4.76%	)#	5/15/2026	1,230,000	599,359
GS Mortgage-Backed Securities Trust Series 2021-PJ2 Class A2†	2.50%	#(e)	7/25/2051	1,084,184	897,595

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage-Backed Securities Trust Series 2021-PJ8 Class A2†	2.50%	#(e)	1/25/2052	$1,683,547	$1,387,587
GS Mortgage-Backed Securities Trust Series 2022-PJ6 Class A4†	3.00%	#(e)	1/25/2053	2,609,076	2,234,184
GS Mortgage-Backed Securities Trust Series 2023-PJ1 Class A4†	3.50%	#(e)	2/25/2053	1,183,948	1,052,112
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-MINN Class A†	6.679% (1 mo. USD Term SOFR + 1.32%	)#	11/15/2035	542,000	515,960
JP Morgan Mortgage Trust Series 2021-13 Class A3†	2.50%	#(e)	4/25/2052	1,156,704	951,297
JP Morgan Mortgage Trust Series 2021-15 Class A2†	3.00%	#(e)	6/25/2052	2,560,511	2,186,037
JP Morgan Mortgage Trust Series 2021-INV8 Class A2†	3.00%	#(e)	5/25/2052	1,084,976	930,429
JP Morgan Mortgage Trust Series 2022-3 Class A2†	3.00%	#(e)	8/25/2052	1,587,138	1,361,062
JP Morgan Mortgage Trust Series 2022-4 Class A3†	3.00%	#(e)	10/25/2052	900,732	771,308
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23 Class XA	0.543%	#(e)	7/15/2050	13,878,871	79,347
New Residential Mortgage Loan Trust Series 2020-NQM1 Class A1†	2.464%	#(e)	1/26/2060	62,595	57,215
PFP Ltd. Series 2023-10 Class A†	7.723% (1 mo. USD Term SOFR + 2.36%	)#	9/16/2038	1,050,000	1,050,942
Ready Capital Mortgage Financing LLC Series 2022-FL8 Class A†	6.987% (30 day USD SOFR Average + 1.65%	)#	1/25/2037	1,791,706	1,777,148
Residential Mortgage Loan Trust Series 2020-1 Class A1†	2.376%	#(e)	1/26/2060	27,816	26,621
Starwood Mortgage Residential Trust Series 2020-1 Class A1†	2.275%	#(e)	2/25/2050	15,006	14,169
Starwood Mortgage Residential Trust Series 2020-3 Class A1†	1.486%	#(e)	4/25/2065	331,188	309,155
Verus Securitization Trust Series 2020-1 Class A1†	2.417%	(c)	1/25/2060	102,128	97,914
Verus Securitization Trust Series 2020-5 Class A1†	1.218%	(c)	5/25/2065	426,236	395,533
Verus Securitization Trust Series 2021-2 Class A1†	1.031%	#(e)	2/25/2066	881,901	765,134
Vista Point Securitization Trust Series 2020-2 Class A1†	1.475%	#(e)	4/25/2065	219,114	201,340
Wells Fargo Mortgage Backed Securities Trust Series 2021-INV2 Class A2†	2.50%	#(e)	9/25/2051	941,111	773,989
Total Non-Agency Commercial Mortgage-Backed Securities (cost $47,790,550)					46,815,722

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
U.S. TREASURY OBLIGATIONS 10.45%
U.S. Treasury Bonds	1.125%	8/15/2040	$14,449,000	$9,230,428
U.S. Treasury Bonds	2.25%	5/15/2041	3,113,000	2,372,750
U.S. Treasury Bonds(b)	4.75%	11/15/2043	17,821,500	19,121,913
U.S. Treasury Notes	4.00%	12/15/2025	8,632,000	8,586,985
U.S. Treasury Notes	4.375%	8/15/2026	11,530,800	11,610,525
U.S. Treasury Notes	4.50%	11/15/2033	10,005,000	10,506,813
U.S. Treasury Notes	4.875%	10/31/2028	4,200,000	4,385,062
Total U.S. Treasury Obligations (cost $63,801,112)				65,814,476
Total Long-Term Investments (cost $694,489,546)				689,852,130

SHORT-TERM INVESTMENTS 7.47%

U.S. TREASURY OBLIGATIONS 0.92%
U.S. Treasury Bills (Cost $5,819,219)	5.38%	1/9/2024	5,826,000	5,820,065

REPURCHASE AGREEMENTS 6.55%
Repurchase Agreement dated 12/29/2023, 5.350% due 1/2/2024 with Barclays Bank PLC collateralized by $15,564,000 of U.S. Treasury Bond at 3.500% due 02/15/2033; value: $15,299,801; proceeds: $15,008,722 (cost $14,999,805)			14,999,805	14,999,805
Repurchase Agreement dated 12/29/2023, 5.420% due 1/2/2024 with Barclays Bank PLC collateralized by $21,839,000 of U.S. Treasury Note at 1.000% due 07/31/2028; value: $19,268,550; proceeds: $18,902,111 (cost $18,890,735)			18,890,735	18,890,735
Repurchase Agreement dated 12/29/2023, 2.800% due 1/2/2024 with Fixed Income Clearing Corp. collateralized by $7,323,800 of U.S. Treasury Note at 4.630% due 3/15/2026; value: $7,488,740; proceeds: $7,344,175 (cost $7,341,891)			7,341,891	7,341,891
Total Repurchase Agreements (cost $41,232,431)				41,232,431
Total Short-Term Investments (cost $47,051,650)				47,052,496
Total Investments in Securities 117.02% (cost $741,541,196)				736,904,626
Other Assets and Liabilities – Net(g) (17.02)%				(107,188,338)
Net Assets 100.00%				$629,716,288

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
REMICS	Real Estate Mortgage Investment Conduits.
RFUCCT	Refinitiv USD IBOR Consumer Cash Fallbacks Term.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2023, the total value of Rule 144A securities was $244,356,521, which represents 38.80% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2023.
(a)	Foreign security traded in U.S. dollars.
(b)	Security has been fully or partially segregated for open reverse repurchase agreements as of December 31, 2023 (See Note 2(m)).
(c)	Step Bond – Security with a predetermined schedule of interest rate changes.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2023.
(e)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(f)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(g)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on futures contracts as follows:

Futures Contracts at December 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2024	147	Long	$30,132,197	$30,269,367	$137,170
U.S. 5-Year Treasury Note	March 2024	214	Long	23,250,522	23,277,516	26,994
U.S. Ultra Treasury Bond	March 2024	370	Long	45,218,998	49,429,688	4,210,690
Total Unrealized Appreciation on Futures Contracts						$4,374,854

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Note	March 2024	199	Short	$(22,391,201)	$(23,485,109)	$(1,093,908)

See Notes to Financial Statements.	27

Schedule of Investments (concluded)

December 31, 2023

Reverse Repurchase Agreement payable as of December 31, 2023:

Counterparty	Principal	Collateral Held by Counterparty	Interest Rate(1)	Trade Date	Maturity Date	Fair Value(2)
Barclays Bank PLC	$18,890,790	$17,821,500 principal, U.S. Treasury Bonds at 4.75% due 11/15/2043, $19,121,913 fair value	(1.20%)	12/29/2023	01/02/2024	$18,888,901
Morgan Stanley	$282,366	$334,545 principal, VistaJet Malta Finance PLC/Vista Management Holding, Inc. at 7.875% due 5/1/2027, $288,129 fair value	(5.00%)	12/04/2023	05/01/2027	$281,268
						$19,170,169

(1)	The negative interest rate on the reverse repurchase agreement results in interest income to the Fund.
(2)	Total fair value of reverse repurchase agreement is presented net of interest receivable of $1,889 and $1,098 respectively.

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$94,106,003	$–	$94,106,003
Corporate Bonds	–	298,814,961	–	298,814,961
Floating Rate Loans	–	3,873,043	–	3,873,043
Foreign Government Obligations	–	22,166,654	–	22,166,654
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	3,714,257	–	3,714,257
Government Sponsored Enterprises Pass-Throughs	–	154,547,014	–	154,547,014
Non-Agency Commercial Mortgage-Backed Securities	–	46,815,722	–	46,815,722
U.S. Treasury Obligations	–	65,814,476	–	65,814,476
Short-Term Investments
U.S. Treasury Obligations	–	5,820,065	–	5,820,065
Repurchase Agreements	–	41,232,431	–	41,232,431
Total	$–	$736,904,626	$–	$736,904,626
Other Financial Instruments
Futures Contracts
Assets	$4,374,854	$–	$–	$4,374,854
Liabilities	(1,093,908)	–	–	(1,093,908)
Reverse Repurchase Agreements
Asset	–	–	–	–
Liabilities	–	(19,170,169)	–	(19,170,169)
Total	$3,280,946	$(19,170,169)	$–	$(15,889,223)

(1)	Refer to Note 2(q) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

28	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2023

ASSETS:
Investments in securities, at fair value (cost $741,541,196)	$736,904,626
Cash at brokers for forwards, swap contracts and TBA collateral	789,000
Deposits with brokers for futures collateral	2,448,600
Foreign cash, at value (cost $150)	154
Due from broker	930,089
Receivables:
Investment securities sold	109,027,204
Interest	5,922,204
Capital shares sold	822,696
Prepaid expenses	6,018
Total assets	856,850,591
LIABILITIES:
Payables:
Investment securities purchased	201,372,681
To bank	4,332,809
Transfer agent fees	839,470
Capital shares reacquired	183,910
Management fee	146,455
Variation margin for futures contracts	133,607
Directors’ fees	61,928
Fund administration	20,922
To brokers for forwards, swap contracts and TBA collateral	789,000
Reverse repurchase agreement payable, at fair value	19,170,169
Accrued expenses and other liabilities	83,352
Total liabilities	227,134,303
NET ASSETS	$629,716,288
COMPOSITION OF NET ASSETS:
Paid-in capital	$731,580,777
Total distributable earnings (loss)	(101,864,489)
Net Assets	$629,716,288
Outstanding shares (130 million shares of common stock authorized, $.001 par value)	44,347,807
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.20

See Notes to Financial Statements.	29

Statement of Operations

For the Year Ended December 31, 2023

Investment income:
Interest and other (net of foreign withholding taxes of $415)	$29,446,896
Interest earned from Interfund Lending (See Note 11)	1,448
Total investment income	29,448,344
Expenses:
Management fee	1,677,526
Non 12b-1 service fees	1,498,945
Shareholder servicing	610,362
Fund administration	239,647
Professional	78,926
Custody	34,377
Reports to shareholders	25,257
Directors’ fees	17,000
Other	77,142
Gross expenses	4,259,182
Expense reductions (See Note 9)	(5,326)
Fees waived and expenses reimbursed (See Note 3)	(34,377)
Net expenses	4,219,479
Net investment income	25,228,865
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(15,887,018)
Net realized gain (loss) on futures contracts	(4,877,813)
Net realized gain (loss) on swap contracts	504,938
Net change in unrealized appreciation/depreciation on investments	27,682,468
Net change in unrealized appreciation/depreciation on futures contracts	4,369,021
Net change in unrealized appreciation/depreciation on swap contracts	(10,217)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	4
Net realized and unrealized gain (loss)	11,781,383
Net Increase in Net Assets Resulting From Operations	$37,010,248

30	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2023	December 31, 2022
Operations:
Net investment income	$25,228,865	$16,081,392
Net realized gain (loss) on investments, futures contracts, swap contracts and foreign currency related transactions	(20,259,893)	(72,253,343)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swap contracts and translation of assets and liabilities denominated in foreign currencies	32,041,276	(36,817,549)
Net increase (decrease) in net assets resulting from operations	37,010,248	(92,989,500)
Distributions to shareholders	(26,780,612)	(19,978,214)
Return of Capital	–	(1,072,532)
Total distributions to shareholders:	(26,780,612)	(21,050,746)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	80,874,627	115,361,526
Reinvestment of distributions	26,780,612	21,050,746
Cost of shares reacquired	(73,264,539)	(97,899,074)
Net increase in net assets resulting from capital share transactions	34,390,700	38,513,198
Net increase (decrease) in net assets	44,620,336	(75,527,048)
NET ASSETS:
Beginning of year	$585,095,952	$660,623,000
End of year	$629,716,288	$585,095,952

See Notes to Financial Statements.	31

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Return of capital
12/31/2023	$13.95	$0.60	$0.28	$0.88	$(0.63)	$ –	$ –
12/31/2022	16.85	0.41	(2.77)	(2.36)	(0.48)	(0.03)	(0.03)
12/31/2021	17.34	0.27	(0.30)	(0.03)	(0.34)	(0.12)	–
12/31/2020	16.85	0.36	0.88	1.24	(0.42)	(0.33)	–
12/31/2019	15.96	0.42	0.92	1.34	(0.45)	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

32	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Total distri- butions	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$(0.63)	$14.20	6.34	0.70	0.71	4.21	$629,716	413
(0.54)	13.95	(14.05)	0.71	0.71	2.70	585,096	485
(0.46)	16.85	(0.24)	0.70	0.71	1.59	660,623	376
(0.75)	17.34	7.43	0.71	0.72	2.05	683,584	541
(0.45)	16.85	8.41	0.71	0.78	2.50	651,469	715

See Notes to Financial Statements.	33

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2023. This report covers Total Return Portfolio (the “Fund”).

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuation and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent

Notes to Financial Statements (continued)

pricing services. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified- cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2020 through December 31, 2023. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Notes to Financial Statements (continued)

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swap Contracts–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swap contracts may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swap contracts are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap contract sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap contract purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from

Notes to Financial Statements (continued)

sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap contract and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap contract agreement. The value and credit rating of each credit default swap contract where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap contract. As the value of the swap contract changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap contract agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap contract agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swap contracts involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap contract is based. For the centrally cleared credit default swap contracts, there was minimal counterparty risk to the Fund, since such credit default swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the

Notes to Financial Statements (continued)

Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(l)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(m)	Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

As of December 31, 2023, the average interest rate, the amount of interest received and the average principal amount for the days borrowed in the period were as follows:

Interest Rate	Interest Income	Average Amount Borrowed
(1.20)%	$1,889	$18,890,790
(5.00)%	$1,098	$ 282,366

(n)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or Secured Overnight Financing Rate (“SOFR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into

Notes to Financial Statements (continued)

bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented, if any, on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes.

As of December 31, 2023, the Fund did not have any unfunded loan commitments.

(o)	Inflation-Linked Derivatives–The Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Contract Agreements (“CPI swap contracts”). A CPI swap contract is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap contract’s maturity date, at which point the payments are netted. The swap contracts are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swap contracts in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap contract is recorded in realized gain (loss) and is included in Net realized gain (loss) on swap contracts in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swap contracts, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For the centrally cleared CPI swap contracts, there was minimal counterparty risk to the Fund, since such CPI swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(p)	Interest Rate Swap Contracts–The Fund may enter into interest rate swap contract agreements. Pursuant to interest rate swap contract agreements, the Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swap contracts) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty or CCP in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swap contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap contract is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap contract counterparty. In the case of centrally cleared swap contracts, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(q)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the

Notes to Financial Statements (continued)

use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $4 billion	.28%
Next $11 billion	.26%
Over $15 billion	.25%

For the fiscal year ended December 31, 2023, the effective management fee, net of any applicable waiver, was at an annualized rate of .28% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $34,377 of fund administration fees during the fiscal year ended December 31, 2023.

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations. These servicing fees are accrued daily and payable monthly.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Total Return Portfolio	$–	$26,780,612	$ –	$ –	$26,780,612

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Series Fund-Total Return Portfolio	$–	$18,681,623	$1,296,591	$1,072,532	$21,050,746

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss)
Series Fund-Total Return Portfolio	$–	$–	$–	$(92,257,728)	$(7,947,755)	$(1,659,006)	$(101,864,489)

Net capital losses recognized by the Fund may be carried forward indefinitely and retain their character as shortterm and/or long-term losses. Capital losses incurred that will be carried forward are as follows:

Fund	Short-Term Losses	Long-Term Losses	Net Capital Losses
Series Fund-Total Return Portfolio	$(39,346,202)	$(52,911,526)	$(92,257,728)

Notes to Financial Statements (continued)

As of December 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of certain securities, amortization of premium, other financial instruments and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Series Fund-Total Return Portfolio	$748,133,331	$14,010,671	$(21,958,430)	$(7,947,759)

Permanent items identified, as shown below, have been reclassified among the components of net assets based on their tax treatment. The permanent differences are primarily attributable to the tax treatment of certain distributions.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Series Fund-Total Return Portfolio	$133,837	$(133,837)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the fiscal year ended December 31, 2023 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$2,418,418,102	$384,244,475	$2,437,289,049	$325,583,056

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2023, the Fund did not engage in cross-trade purchases or sales.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into U.S. Treasury futures contracts during the fiscal year ended December 31, 2023 (as described in Note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into interest rate swap contracts during the fiscal year ended December 31, 2023 (as described in Note 2(o)) in order to enhance returns or hedge against interest rate risk. Interest rate swap contracts are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating on the same notional amount for a specified period of time. The interest rate swap contract agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap contract’s maturity date, at which point the payments would be netted.

The Fund entered into credit default swap contracts during the fiscal year ended December 31, 2023 (as described in Note 2(i)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swap contracts involve the exchange of a fixed rate premium

Notes to Financial Statements (continued)

for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap contract, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap contract’s notional amount is recorded as realized gain or loss on swap contract transactions in the Statements of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swap contracts, there is minimal counterparty credit risk to the Fund since these credit default swap contracts are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swap contracts, the clearinghouse guarantees credit default swap contracts against default.

As of December 31, 2023, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts
Futures Contracts(1)	$4,374,854

Liability Derivatives
Futures Contracts(1)	$1,093,908

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the fiscal year ended December 31, 2023, were as follows:

	Inflation Linked/ Interest Rate Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(1)	$200,538	–
Credit Default Swap Contracts(1)	–	$304,400
Futures Contracts(2)	$(4,877,813)	–
Net Change in Unrealized Appreciation/ Depreciation
Credit Default Swap Contracts(3)	–	$(10,217)
Futures Contracts(4)	$4,369,021	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(5)	$12,986,462	–
Credit Default Swap Contracts(5)	–	$9,332,692
Futures Contracts(6)	1,223	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2023.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(5)	Amount represents notional amounts in U.S. dollars.
(6)	Amount represents number of contracts.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$41,232,431	$–	$41,232,431
Total	$41,232,431	$–	$41,232,431

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$7,341,891	$–	$–	$(7,341,891)	$–
Barclays Bank PLC	33,890,540	–	–	(33,890,540)	–
Total	$41,232,431	$–	$–	$(41,232,431)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Reverse Repurchase Agreements	$19,170,169	$–	$19,170,169
Total	$19,170,169	$–	$19,170,169

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(b)	Net Amount(c)
Barclays Bank PLC	$18,888,901	$–	$–	$(18,888,901)	$–
Morgan Stanley	281,268	–	–	(281,268)	–
Total	$19,170,169	$–	$–	$(19,170,169)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2023.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2023.

Notes to Financial Statements (continued)

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees in the Statement of Operations and in Directors’ fees payable in the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. The arrangement with the Fund’s prior transfer agent was discontinued effective March 6, 2023.

10.	LINE OF CREDIT

For the period ended August 2, 2023, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

For the period ended August 2, 2023, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2023, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

Notes to Financial Statements (continued)

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2023, the Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Average Amount Loaned	Average Interest Rate	Interest Income*
$13,551,543	3.90%	$1,448

*	Statement of Operations location: Interest earned from Interfund Lending.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2023, the Fund did not have any securities on loan.

Notes to Financial Statements (continued)

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to the Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Certain instruments in which the Fund may invest have historically relied upon LIBOR. As of June 30, 2023, the administrator of LIBOR ceased publication of U.S. dollar LIBOR settings. The LIBOR transition could have adverse impacts on newly issued financial instruments and existing financial instruments which referenced LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation

Notes to Financial Statements (continued)

and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful may depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

The Fund may invest in credit default swap contracts. The risks associated with the Fund’s investment in credit default swaps are greater than if the Fund invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The senior loans in which the Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political,

Notes to Financial Statements (concluded)

information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares sold	5,684,141	7,640,758
Reinvestment of distributions	1,892,623	1,486,247
Shares reacquired	(5,171,296)	(6,397,275)
Increase	2,405,468	2,729,730

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Return Portfolio (the “Fund”), one of the funds constituting Lord Abbett Series Fund, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 14, 2024

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Board Member Chair (since 2024) Vice Chair (2023)	Principal Occupation: None. Other Directorships: None.

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as Director of Johnson & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021–2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine–School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006;

Principal Occupation: Chair of Tullis Health Investors–FL LLC (since 2019, CEO from 2012–2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019–2023); Director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Brooke A. Fapohunda (1975)	Vice President, Secretary, Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Dividend Growth Portfolio	SFTR-PORT-2 (02/24)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2023 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey and Karla M. Rabusch. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2023 and 2022 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2023	2022
Audit Fees {a}	$375,000	$381,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	375,000	381,000

Tax Fees	- 0 -	- 0 -
All Other Fees {b}	- 0 -	- 0 -

Total Fees	$375,000	$381,000

{a}	Consists of fees for audits of the Registrant’s annual financial statements.

{b}	Fees for the fiscal year ended December 31, 2023 and 2022 consist of fees for services related to the recovery of excess dividend withholding taxes in certain jurisdictions.

(e) (1)	Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2)	The Registrant’s Audit Committee has approved 100% of the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2023 and 2022 were:

	Fiscal year ended:
	2023	2022
All Other Fees {a}	$230,000	270,000

{a}	Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2023 and 2022 were:

	Fiscal year ended:
	2023	2022
All Other Fees	$ - 0 -	$ - 0 -

(h)	The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

The Schedule of Investments is included as part of the Reports to Shareholders under Item 1.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 15, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 15, 2024

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: February 15, 2024